AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 24, 2025

1933 Act Registration File No.: 333-264478

1940 Act File No.: 811-23793

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 318	☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 321	☑

TIDAL TRUST II

(Exact Name of Registrant as Specified in Charter)

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204

(Address of Principal Executive Offices, Zip Code)

(Registrant’s Telephone Number, including Area Code) (855) 843-2534

The Corporation Trust Company

1209 Orange Street

Corporation Trust Center

Wilmington, DE 19801

(Name and Address of Agent for Service)

Copies to:

Eric W. Falkeis Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, WI 53204	Domenick Pugliese Sullivan & Worcester LLP 1251 Avenue of the Americas New York, New York 10020

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☑	on February 28, 2025 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

Explanatory Note: This Post-Effective Amendment No. 318 to the Registration Statement of Tidal Trust II (the “Trust”) being filed to add Nicholas Fixed Income Alternative ETF and Nicholas Global Equity and Income ETF audited financial statements and certain related financial information for the fiscal year ended October 31, 2024 and to make other permissible changes under Rule 485(b).

FIAX   | Nicholas Fixed Income Alternative ETF

GIAX   | Nicholas Global Equity and Income ETF

Each listed on NYSE Arca, Inc.

PROSPECTUS

February 28, 2025

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NICHOLAS FIXED INCOME ALTERNATIVE ETF - FUND SUMMARY

Investment Objective

The Nicholas Fixed Income Alternative ETF (the “Fund”) seeks current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%

(1)	The Fund’s investment adviser, Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, will pay, or require a third party to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses (“AFFE”), accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses and other non-routine or extraordinary expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$97	$303	$525	$1,166

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to provide income using short-term U.S. Treasury fixed income securities and a “defined risk option premium.” The Fund’s defined risk option premium strategy uses options on ETFs and securities indices across multiple asset classes (e.g., equities, commodities, fixed income). The Fund’s option positions will be comprised of vertical credit spreads and vertical debit spreads (described more below) that aim to capture a premium representing a combination of dividends and growth of the underlying assets.

Through the defined risk option premium strategy, two options transactions are paired together in order to create a “defined risk” trade that caps the maximum possible gains and losses from the outset. As described below, the maximum risk level of an individual option spread used by the Fund will generally vary from 1% to 3% depending on the time to expiration of the options.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in U.S. Treasury fixed income securities. The Fund’s “80%” policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

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Vertical Spread Strategy

As noted above, the Fund seeks to achieve its investment objective primarily by entering into options transactions that are either vertical credit spread transactions or vertical debit spread transactions.

Terms Explained:

●	“Vertical” means that the options purchased and written are in the same expiration cycle on the same underlying asset, but at different exercise (“strike”) prices.

In each vertical spread transaction, the Fund would simultaneously purchase and write (sell) put or call options on other ETFs or securities indices. In particular, the Fund will purchase and sell a combination of standardized exchange-traded and FLexible EXchange® (“FLEX”) call and put option contracts.

Terms Explained:

●	A put is an option contract that gives the owner the right (but not the obligation) to sell a specified amount of an underlying asset at a set price within a specified time.

●	A call is an option contract that gives the owner the right (but not the obligation) to buy a specified amount of an underlying security at a specified price within a specified time.

●	Standardized exchange-traded options include standardized terms.

●	FLEX options are also exchange-traded, but they allow for customizable terms (e.g., the strike price can be negotiated).

To initiate a debit spread transaction, the Fund would buy an option closer to the money and sell another option further out-of-the-money. To initiate a credit spread transaction, the Fund would do the opposite — buy an option further from the money while selling another option closer to the money.

Terms Explained:

●	An “out of the money” call option has a strike price that is higher than the market price of the underlying asset.

●	An “out of the money” put option has a strike price that is lower than the market price of the underlying asset.

The Fund’s returns are primarily driven by the premiums received by the Fund when writing options (puts or calls) from purchasers seeking protection below a certain level of asset decline (through a put) or seeking participation in the asset price increase above a certain level (through a call). For credit spreads, the premiums of the put spreads sold (credit spread) have extrinsic value that includes any dividends paid between execution of the trade (i.e., the opening of the spread) and the expiration of the spreads. For debit spreads, buying a call spread with the long call near the money and short call out of the money creates a position that seeks to capture the potential upside of the underlying asset (growth).

Defined Risk Attributes

As noted above, the Fund’s use of vertical credit and debit spreads provides defined risk levels.

Defined Risk of Credit Spreads: For credit spreads, the risk of loss is the difference in strike prices between the two options in the spread. The Fund will enter into only those credit spreads with a 1% to 3% difference in strike prices.

Example: For credit spreads, the premiums of the put spreads sold have extrinsic value that includes the dividends paid between the execution of the trade (opening the spread) and the expiration of the spread. In particular, the maximum loss is calculated as follows: (A) 100, multiplied by (B) the number of spreads, multiplied by (C) the distance between the strike prices minus the premium received. Market losses to the Fund would occur if the underlying assets moved below the nearer to the money strike price. For example, if the Fund sold 10 credit put spreads on XYZ with strike prices of 100 (short leg) and 98 (long leg) for a .50 cent credit when XYZ is trading at 100. The maximum loss would be $1500 (i.e., 100*10*(2-0.5) = $1,500). This spread cannot lose more than $1,500. This loss would occur if XYZ traded from 100 to 98 and closed at or below 98 at expiration.

Defined Risk of Debit Spreads: For debit spreads, the maximum loss is the amount of premiums paid. Similarly, the Fund will enter into debit spreads only if the premiums paid to enter into such spreads is less than 3% of the notional value of the spread.

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Portfolio Construction

The Fund will enter into particular debit spread transactions and/or credit spread transactions based upon the view of the Adviser and/or the Fund’s sub-adviser, Nicholas Wealth, LLC (the “Sub-Adviser” or “Nicholas Wealth”), of the transaction’s risk/return profile and its view of the underlying metrics. The Adviser’s and Sub-Adviser’s selection of option positions will be based on their outlook of the broader economic and market environments, the probability of success using option-based metrics, and the appropriateness of risk taken by the position within the Fund’s limits. For yield-focused ETFs, indices, and assets classes, the Adviser and Sub-Adviser generally will use the defined risk option premium strategy to seek to generate a return that mirrors the dividend of the underlying reference security. For non-yield-focused asset classes (e.g., gold), the Adviser and Sub-Adviser will decide based on their view of the economic and market environments. The Adviser and Sub-Adviser will then choose particular credit spread and/or debit spreads based on their view as to which offers the most advantageous risk/reward characteristics.

The Fund typically writes index put options and call options with weekly, monthly, and quarterly expirations. The Fund will generally have up to ten credit spreads at any given time, with up to 20% exposure to a single ETF or index credit spread (measured at the time of purchase). The Fund’s aggregate options value will generally represent between 1% to 10% of the Fund’s net assets.

The Fund’s assets will also be invested in Treasury Bills, cash and cash equivalents to, among other things, act as collateral for any margin requirements. Due to the nature of the Fund’s options strategy, the Fund’s Treasury Bills, cash and cash equivalent holdings may comprise 90% or more of the Fund’s net assets.

The Fund will limit the use of leverage by ensuring that the aggregate notional value of the underlying ETFs or indexes (as measured by the strike price of the options) of the put options sold will not exceed the Fund’s total net assets.

The Fund is classified as “non-diversified” under the 1940 Act.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in The Fund.”

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Option Contracts. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in option contracts which exposes the Fund to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or note. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund and the Fund may be unable to recover its investment from such counterparty, or may obtain a limited and/or delayed recovery.

In addition, the Fund may enter into option contracts with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

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Strategy Risk. The Fund’s investment strategy is based on the use of vertical transaction spreads that, as noted above, offer defined risk levels. If the Fund’s vertical transaction spreads frequently experience losses, in turn, the Fund would experience losses. In addition, the Fund’s investment strategy may not offer as much potential growth as other ETFs. By design, the Fund’s investment strategy has a lower risk profile than certain other ETFs (e.g., equity ETFs), which in turn, limits return protentional vs investing directly in some other ETFs.

Equity Market Risk. By virtue of the Fund’s investments in option contracts equity ETFs and equity indices, the Fund is exposed to common stocks indirectly which subjects the Fund to equity market risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase a Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. Although U.S. Treasuries are backed by the U.S. government, those government policies may change both in terms of the payment of interest and in the payment of principal. Furthermore, while holding a treasury until maturity can guarantee principal, selling a treasury prior to maturity or buying a treasury subsequent to issue date may put principal at risk.

Hedging Transactions Risk. Hedging transactions involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of hedging transactions and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Fund’s positions, opportunities for gain may be limited or that there may be losses on both parts of a transaction. Whether the Fund hedges successfully will depend on the Sub- Advisor’s ability to predict pertinent market movements and the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. There can be no assurance that any hedging transactions the Fund engages in will be successful. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging involves its own costs.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

ETF Risks.

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Cash Redemption Risk. An ETF’s investment strategy may require it to redeem its shares for cash or to otherwise include cash as part of its redemption proceeds. For example, an ETF may not be able to redeem in-kind certain securities held by the ETF (e.g., derivative instruments). In such a case, the ETF may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the ETF to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the ETF may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes.

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●	Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

●	Trading. Although Shares are listed for trading on a national securities exchange, such as the NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Illiquid Investments Risk. The Fund may, at times, hold illiquid investments, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund.

Interest Rate Risk. The value of the Fund’s investments in fixed income Treasury securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of Treasury securities owned by the Fund. On the other hand, if rates fall, the value of Treasury securities generally increases. Due to the current inflationary period and rising interest rates, the value of the Fund’s Treasury securities may decline in value. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Market Events Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities and other financial instruments. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities and other financial markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and between Israel and Hamas in the Middle East could have severe adverse effects on the related region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These conflicts have contributed to recent market volatility and may continue to do so.

Newer Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions. There can be no assurance that the Fund will maintain an economically viable size.

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Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance over time. The bar chart shows the annual returns for the Fund year over year. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.nicholasx.com/FIAX.

Calendar Year Ended December 31,

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 3.23% for the quarter ended September 30, 2024 and the lowest quarterly return was -0.78% for the quarter ended December 31, 2024.

Average Annual Total Returns

For the Periods Ended December 31, 2024

	1 Year	Since Inception November 29, 2022
Return Before Taxes	3.85%	3.44%
Return After Taxes on Distributions	1.46%	1.49%
Return After Taxes on Distributions and Sale of Fund Shares	2.38%	1.84%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)(1)	1.25%	3.30%

(1)	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate bond market. This includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and collateralized mortgage-backed securities.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investors tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred or other tax-advantaged arrangements such as an individual retirement account (“IRA”). In certain cases, the figures representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Investment Adviser

Tidal Investments LLC serves as investment adviser to the Fund.

Investment Sub-Adviser

Nicholas Wealth, LLC serves as an investment sub-adviser to the Fund.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

David Nicholas, Founder and President of Nicholas Wealth, has been a portfolio manager of the Fund since its inception in 2022.

Jay Pestrichelli, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2022.

Christopher P. Mullen, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since February 2025.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.nicholasx.com/FIAX.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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NICHOLAS GLOBAL EQUITY AND INCOME ETF – FUND SUMMARY

Investment Objective

The Fund’s primary investment objective is to seek current income. The Fund’s secondary investment objective is to seek capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Acquired Fund Fees and Expenses(2)(3)	0.03%
Total Annual Fund Operating Expenses	0.93%

(1)	The Fund’s investment adviser, Tidal Investments LLC (“Tidal” or the “Adviser”), will pay, or require a sub-adviser to pay, all of the Fund’s expenses, except for the following: advisory and sub-advisory fees, interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), litigation expenses, and other non-routine or extraordinary expenses.

(2)	Based on estimated amounts for the current fiscal year.
(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$95	$296

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. For the fiscal period July 29, 2024 (commencement of operations) to October 31, 2024, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that primarily seeks to generate current income. The Fund’s strategy includes two components: (i) holding shares of unaffiliated passively managed ETFs that seek to provide exposure to a range of global equity securities (“Index ETFs”) and (ii) selling daily index credit call spreads (“Index Call Spreads”) on one or more US equity indices. In addition, in some instances, the Fund may invest in individual securities rather than an Index ETF (as described below). The Fund will also hold U.S. Treasury securities. The Fund’s daily credit call spread strategy consists of selling a call option and simultaneously buying another call option at a higher strike price for income generation.

The Fund’s investment approach is designed to generate income through option premiums derived from selling Index Call Spreads, which will be the primary driver of the Fund’s yield.

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●	Global Equity Component: The Fund will typically invest in broad-based, passively managed Index ETFs that seek to track the performance of particular equity market indices. The indices may consist of U.S. market indices, indices concentrating on one or more developed and emerging markets outside of the U.S., or global indices (individually, an “Index,” and collectively, the “Indices”). In addition, the Fund may invest in a representative sampling of individual securities that comprise a particular Index ETF, rather than invest directly in the Index ETF.

●	Index Call Spreads Component: The Fund’s Index Call Spreads will generally be based on U.S. Indices. The Fund generally uses U.S. Indices (rather than non-U.S. Indices) due to the improved liquidity and pricing in options on U.S. Indices versus non-U.S. Indices.

Global Equity Component

The Fund’s Index ETF holdings (and representative samplings of individual securities) are designed to generally permit the Fund to participate in upside appreciation in global equity markets. However, this investment strategy also exposes the Fund to potential losses during downward movements in global equity markets.

Generally, the Fund will hold four to six Index ETFs (or representative samplings of four to six Index ETFs), approximately equally weighted. At least two of the Fund’s Index ETF holdings (or sets of representative samplings) will predominantly track the performance of foreign securities. If determined to be more cost-effective, rather than invest in one or more particular Index ETFs, the Fund may instead invest in a representative sampling of an Index ETF’s holdings (e.g., the top 10 to 15 individual companies then held by the relevant Index ETF).

If there are market or economic factors impacting any of one or more Index ETFs, the Adviser and/or the Fund’s sub-adviser, Nicholas Wealth, LLC (the “Sub-Adviser” or “Nicholas Wealth”), may decide to increase or decrease the Fund’s allocation to the impacted Index ETFs (or individual securities holdings when applicable). For example, if a particular global market shows strong momentum, the Adviser and/or Sub-Adviser may increase the allocation to that market. If interest rates were spiking, the allocation to another Index ETF might be reduced if it is more sensitive to rate changes. In the case of a geopolitical event, exposure to a certain Index ETF (or representative sampling) may be reduced if it is more sensitive to external factors.

The Fund’s overall portfolio allocation will include an allocation to one or more Index ETFs and/or individual securities holdings that, in the aggregate, hold both U.S. and foreign securities.

Dividends paid by the Fund’s Index ETF holdings (and any individual security holdings) will contribute to the Fund’s income generation.

Index Call Spreads Component

The Fund will sell credit call spreads on one or more Indices to generate net income from the options premiums. The Fund will typically sell Index Call Spreads on U.S. Indices.

The Fund will focus on options with expirations of one month or less. This involves selling call options at a strike price at or near the money and buying call options above that strike price.

The Fund’s options contracts will:

●	Generate current income from option premiums.

●	Limit the Fund’s indirect participation in gains, if any, of the Indices’ value. That is, if a particular Index’s value increases, the Fund will miss out on the portion of the gain up to the strike price of the purchased call option; however, the Fund will participate in gains beyond the strike price of the purchased call option.

Note that a missed gain on an Index increasing in value may exceed the value of income received from the options premium. The Fund’s Index Call Spreads strategy is most likely to generate income when the reference Index is flat or decreasing.

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Treasuries

The Fund will also hold cash or short-term U.S. Treasury securities. These securities serve a dual purpose: providing collateral for the Index Call Spreads Component and contributing to the Fund’s income generation.

Why invest in the Fund?

●	The Fund seeks to generate monthly income, which is not dependent on the value of a particular Index or Indices.

●	The Fund seeks to participate in some of the potential gains experienced by increases in the value of the Indices in which it then-currently invests via Index ETFs or a representative sampling of individual securities.

●	Due to the nature of the Fund’s Index Call Spreads Component, the Fund will often not participate in a portion of the gains of an Index and instead generate income from the option positions on that index

That is, although the Fund will not fully participate in gains in the value of an Index, the Fund’s portfolio is designed to generate income and benefit if its Index ETF holdings (and any individual security holdings) appreciate in value.

An investment in the Fund is not an investment in any Index, nor is the Fund an investment in a traditional passively managed index fund.

The Fund’s strategy is subject to all potential losses if an Index or security in which it then-invests loses value, which may not be offset by income received by the Fund.

The Fund’s Use of Index Option Contracts

The Fund’s approach to Index option contracts entails selling daily Index credit call spreads. The Fund will earn net premium income, with an opportunity to gain from the time decay of options.

Fund Portfolio

The Fund’s portfolio is comprised mainly of:

●	Shares of four to six passively-managed equity ETFs (or representative samplings of such ETFs) that track an Index.

●	Sold Index call option contracts on U.S. Indices, in each case, generally at or near the money.

●	Bought Index call options contracts, on U.S. Indices, in each case, with strike prices above the strike prices of the sold options.
●	Limited holdings of U.S. Treasury Securities and Cash (typically, less than 10% of Fund assets) for collateral and income generation.

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Nicholas Global Equity and Income ETF – Principal Holdings
Portfolio Holdings (All options are based on the value of an Index)	Investment Terms	Expected Target Maturity
Index ETF shares	N/A	N/A
Shares of Individual Companies	N/A	N/A
Sold call option contracts

“at (or near)-the money” (i.e., the strike price is equal to or near the then-current price of an Index at the time of sale)

Sold call option contracts provide inverse exposure (i.e., when selling a call option, the Fund benefits if the reference Index goes down) to the full extent of any increases in the value experienced by the Index minus the premium received. While the positions will offset in terms of indices, the notional values may not always fully offset.

Typically, 1 day, but may extend to one-week expiration dates
Bought call option contracts

“out-the-money” (i.e., the strike price is above the then-current price of an Index at the time of sale).

Bought call option contracts provide exposure to the full extent of any increases in the value experienced by the Index above the option’s strike price.

Typically, 1 day, but may extend to one-week expiration dates
U.S Treasury Securities and Cash	Multiple series of U.S. Treasury Bills supported by the full faith and credit of the U.S. government. They will also generate income. The Fund will generally hold US Treasuries to maturity.	6-month to 2-year maturities at the time of purchase.

The Fund intends to invest in cash-settled options, which means the holder of the option doesn’t receive securities when the option is exercised or expires. Instead, any payments are made in cash.

The Fund is classified as “non-diversified” under the 1940 Act. The Fund’s investment strategy may result in high portfolio turnover.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus borrowings for investment purposes, in securities and financial instruments that provide exposure to global equity securities and/or that generate income.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”) per share, trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in the Funds.”

An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.

Index ETF Risks. The Fund invests in Index ETFs, which subjects the Fund to the following risks in addition to ETF Risks (described below):

Indirect Investment Risk. The Fund’s exposure to various Indices involves indirect investment risk. None of the Indices are affiliated with the Trust, the Fund, the Adviser, the Sub-Adviser, or their respective affiliates, and are not associated with this offering. Investors in the Fund are susceptible to declines in the performance of the Indices in which the Fund invests.

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Index Trading Risk. The price of an Index may be highly volatile and could continue to be subject to wide fluctuations in response to various factors. Market volatility, unrelated to company performance, has been observed in response to economic conditions and geopolitical events.

Index Risks: The Fund will be subject to varying risks depending on its then-current holdings. Differing risks may apply depending on the relevant Index’s composition. For U.S. Indices, economic and market conditions primarily drive performance, while sector-specific downturns can impact an Index. Global Indices are subject to geopolitical risks and unexpected events like pandemics, introducing volatility. Foreign Indices may be influenced by economic factors specific to those countries or regions.

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors. Factors that could impact the market value of an equity security include a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indices. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Fund uses derivatives, there may be an imperfect correlation between the value of the Index and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. For the Fund in particular, the value of the options contracts in which it invests are substantially influenced by the value of the Index. The Fund may experience substantial downside from specific option positions and certain option positions held by the Fund may expire worthless. The options held by the Fund are exercisable at the strike price on their expiration date. As an option approaches its expiration date, its value typically increasingly moves with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in values options contracts and the underlying instrument, and there may at times not be a liquid secondary market for certain options contracts. The value of the options held by the Fund will be determined based on market quotations or other recognized pricing methods.

Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

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Correlation Risks. The Fund’s portfolio will be comprised of various Index ETFs (or representative samplings of such Index ETFs), some of which will be tied to Indices different from those used for the Fund’s Index Covered Call Spreads. As a result, correlation between the performance of the Index ETFs (and representative samplings) and the targeted Indices for Fund’s Covered Call Spread strategies will likely deviate. That is the movements of the Index ETFs (and representative samplings) may not consistently align with those of the Indices targeted for Covered Call Spreads. This means that the Fund may not fully capture the gains from the underlying Indices targeted for Covered Call Spread strategies. For example, assume a specific Index is used for the Fund’s Covered Call Spreads, but the Fund does not hold a corresponding Index ETF for that particular Index. In this scenario, if the value of that Index increases, the Fund’s potential gains will be limited, and the performance of its other Index ETF holdings may not align with the appreciation of that specific Index.

Foreign Investment Risk. The Fund will invest in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers traded in the United States. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in foreign securities, including investments in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are subject to special risks, including the following:

●	Foreign Securities Risk. Investments in non-U.S. securities involve risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Changes to the financial condition or credit rating of foreign issuers may also adversely affect the value of the Fund’s securities. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in some countries. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Emerging Markets Risk. The Fund may invest in companies in emerging markets. Emerging market countries generally have less established economies, smaller capital markets and greater social, economic, regulatory or political risks. These factors could contribute to increased volatility, liquidity risks and valuation risks. These risks apply to direct holdings in foreign companies and holdings in depository receipts for foreign companies.

Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Distribution Risk. As part of the Fund’s investment objective, the Fund seeks to provide current monthly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund does make distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, the monthly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

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NAV Erosion Risk Due to Distributions. When the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. (i.e., the date by which you need to own a dividend-paying stock in order to receive the upcoming dividend payment). The repeated payment of distributions by the Fund, if any, may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

ETF Risks.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes. Additionally, there may be brokerage costs or taxable gains or losses that may be imposed on the Fund in connection with a cash redemption that may not have occurred if the Fund had made a redemption in-kind. These costs could decrease the value of the Fund to the extent they are not offset by a transaction fee payable by an AP.

Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained or that the Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Shares trade on the Exchange at a market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, the Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the Index. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

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Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Market Events Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities and other financial instruments. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities and other financial markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and between Israel and Hamas in the Middle East could have severe adverse effects on the related region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These conflicts have contributed to recent market volatility and may continue to do so.

Newer Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase a Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in options were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of the Index and a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information is available on the Fund’s website at https://www.nicholasx.com/giax.

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Management

Investment Adviser

Tidal Investments LLC serves as investment adviser to the Fund.

Investment Sub-Adviser

Nicholas Wealth, LLC serves as an investment sub-adviser to the Fund.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

David Nicholas, Founder and President of Nicholas Wealth, has been a portfolio manager of the Fund since its inception in 2024.

Jay Pestrichelli, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Christopher P. Mullen, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2024.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only Authorized Participants (Aps) (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at https://www.nicholasx.com/giax.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Objective

The Nicholas Fixed Income Alternative ETF (“FI ETF”) seeks current income.

The Nicholas Global Equity and Income ETF’s (“GE ETF”) primary investment objective is to seek current income. The Fund’s secondary investment objective is to seek capital appreciation.

The FI ETF and GE ETF may be referred to herein individually as a “Fund” or collectively as the “Funds.”

An investment objective is fundamental if it cannot be changed without the consent of the holders of a majority of the outstanding Shares. Each Fund’s investment objective has not been adopted as a fundamental investment policy and therefore may be changed without the consent of the Fund’s shareholders upon approval by the Board of Trustees (the “Board”) of Tidal Trust II (the “Trust”) and 60 days’ written notice to shareholders.

There is no guarantee that a Fund’s investment strategy will be properly implemented, and an investor may lose some or all of its investment.

Additional Information About Nicholas Fixed Income Alternative ETF’s Principal Investment Strategies

The following information is in addition to, and should be read along with, the description of the Fund’s principal investment strategies in the section titled “Fund Summary — Principal Investment Strategies” above.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in short-term U.S. Treasury fixed income securities. The Fund’s “80%” policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) in rules under the 1940 Act, subject to certain conditions. The Fund may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest beyond the limits set forth in Section 12(d)(1) if the Fund satisfies certain conditions specified in Rule 12d1-4, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

Additional Information About Nicholas Global Equity and Income ETF’s Principal Investment Strategies

The following information is in addition to, and should be read along with, the description of the Fund’s principal investment strategies in the section titled “Fund Summary — Principal Investment Strategies” above.

Under normal circumstances, the Fund will invest at least 80% of the value of its assets, plus borrowings for investment purposes, in securities and financial instruments that provide exposure to global equity securities and/or that generate income. The Fund “80%” policy is non-fundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days’ notice prior to any such change.

As described above, in addition to investing in U.S., foreign, and global Index ETFs, the Fund sells daily credit call spreads on one or more U.S. Indices (“Index Call Spreads”). The options strategy consists of selling a call option and simultaneously buying another call option at a higher strike price for income generation. The Funds intends to have investments economically tied to at least three countries, including the United States.

Each spread comprises the sale of one call option and the simultaneous purchase of another at a higher strike price. The income from selling the calls is offset to some extent by the cost of buying calls. The difference between the premium received from selling calls and the premium paid for buying calls represents the net current income from the Fund’s options strategy. This method is designed to earn income through the premiums charged for these options.

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For Index Call Spreads, the Fund benefits if an Index’s value increases, but the Fund’s indirect participation via this strategy is subject to a cap. The Fund’s approach, focusing on short-term options close to expiration, is designed to seek to provide an enhanced yield compared to traditional options strategies. This is because short-term options typically yield higher income. The Fund’s options strategy is a key aspect of its overall investment approach, aiming for steady income generation regardless of market fluctuations.

Options Terminology:

●	Call Options: Call options are financial contracts that give the buyer the right, but not the obligation, to buy a specified amount of an underlying asset, like a stock, at a predetermined price (strike price) within a specific time period. In pursuing its investment strategy, the Fund will be both a buyer of call options and a seller of call options.

●	Buyers of Call Options: A buyer of call options has the potential to profit from any increase in the asset’s price above the strike price, but the buyer’s risk is limited to the premium paid for the option, offering a way to benefit from upward price movements.

●	Sellers of Call Options: In general, a seller (writer) of call options, earns premium income upfront but bears the risk of potentially unlimited losses if the asset’s price rises significantly above the strike price, as the seller is obligated to sell the asset at the strike price if the option is exercised. However, due to the Fund’s strategy of using credit call spreads, which means the Fund adds a long call at a strike above the level of the short call, the risk is defined and not unlimited. That is, the Fund’s risk is limited to the difference between the strikes regardless of how high the market moves (i.e., therefore removing the unlimited risk associated with just a short call).

●	At-the-money or near-the-money call spreads: Options strategies involving strike prices close to or equal to the current market level of the underlying asset.
●	Cash-settled options: Options that are resolved through cash payments rather than the delivery of securities.

●	Collateral for the options strategy: Assets held to secure obligations in options contracts.

●	Credit call spreads: An options strategy involving selling a call option at a higher strike of the same expiration resulting in a net credit for income generation.

●	Index option contracts: Financial derivatives based on stock indices.

●	Option premiums: Payments received for selling options.

●	Out-the-money: Options where the strike price is less favorable than the current market price of the underlying asset.

●	Strike price: The set price at which an option can be bought or sold.

●	Time decay of options: The reduction in the value of an option over time, especially as its expiration date approaches.
●	Current income: Refers to the regular income that the Fund seeks to generate primarily through the premiums received from selling daily Index credit call spreads. This income is not dependent on the capital appreciation of the underlying assets but rather on the strategy of selling options to receive option premiums, aiming to achieve a target annual income level from these transactions.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1) in rules under the 1940 Act, subject to certain conditions. The Fund may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest beyond the limits set forth in Section 12(d)(1) if the Fund satisfies certain conditions specified in Rule 12d1-4, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

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Principal Risks of Investing in the Funds

The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in a Fund, as applicable, regardless of the order in which it appears. The risks below apply to a Fund as indicated in the following table. The number of risk factors applicable to a Fund does not necessarily correlate to the overall risk of an investment in that Fund. Additional information about each such risk and its potential impact on a Fund is set forth below the table.

	Nicholas Fixed Income Alternative ETF	Nicholas Global Equity and Income ETF
Correlation Risks		X
Counterparty Risk	X	X
Derivatives Risk	X	X
Distribution Risk		X
Emerging Markets Risk		X
ETF Risks	X	X
— Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk	X	X
— Cash Redemption Risk	X	X
— Costs of Buying or Selling Shares	X	X
— Shares May Trade at Prices Other Than NAV	X	X
— Trading	X	X
Equity Market Risk	X	X
Foreign Investment Risk		X
— Foreign Securities Risk		X
General Market Risk	X
Hedging Transactions Risk	X
High Portfolio Turnover Risk	X	X
Index ETF Risks		X
— Indirect Investment Risk.		X
— Index Trading Risk		X
— Index Risks		X
Illiquid Investments Risk	X
Inflation Risk		X
Interest Rate Risk	X
Liquidity Risk		X
Management Risk	X	X
Market Capitalization Risk		X
— Large-Capitalization Investing		X
— Mid-Capitalization Investing		X
— Small-Capitalization Investing		X
Market Events Risk	X	X
NAV Erosion Risk Due to Distributions		X
Newer Fund Risk	X	X
Non-Diversification Risk	X	X
Operational Risk.	X	X
Strategy Risk	X
Tax Risk		X
U.S. Government and U.S. Agency Obligations Risk	X	X

Correlation Risks. The Fund’s portfolio will be comprised of various Index ETFs (or representative samplings of such Index ETFs), some of which will be tied to Indices different from those used for the Fund’s Index Covered Call Spreads. As a result, correlation between the performance of the Index ETFs (and representative samplings) and the targeted Indices for Fund’s Covered Call Spread strategies will likely deviate. That is the movements of the Index ETFs (and representative samplings) may not consistently align with those of the Indices targeted for Covered Call Spreads. This means that the Fund may not fully capture the gains from the underlying Indices targeted for Covered Call Spread strategies. For example, assume a specific Index is used for the Fund’s Covered Call Spreads, but the Fund does not hold a corresponding Index ETF for that particular Index. In this scenario, if the value of that Index increases, the Fund’s potential gains will be limited, and the performance of its other Index ETF holdings may not align with the appreciation of that specific Index.

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Counterparty Risk. The Fund is subject to counterparty risk by virtue of its investments in option contracts which exposes the Fund to the risk that the counterparty will not fulfill its obligation to the Fund. Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or note. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund and the Fund may be unable to recover its investment from such counterparty, or may obtain a limited and/or delayed recovery.

In addition, the Fund may enter into option contracts with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its leveraged investment objective or may decide to change its leveraged investment objective.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested. In addition, the Fund’s investments in derivatives are subject to the following risks:

Option Contracts. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.

Distribution Risk. As part of the Fund’s investment objectives, the Fund seeks to provide current monthly income. There is no assurance that the Fund will make a distribution in any given month. If the Fund makes distributions, the amounts of such distributions will likely vary greatly from one distribution to the next. Additionally, monthly distributions, if any, may consist of returns of capital, which would decrease the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Emerging Markets Risk. All of the risks of investing in foreign securities are heightened by investing in emerging markets. Emerging market countries may have less established economies and may face greater social, economic, regulatory and political risks, and may have smaller or more limited capital markets, which could contribute to increased volatility or more difficulty in determining the value or liquidity of holdings. Securities issued by companies in emerging markets are subject to a greater risk of market interventions, inflationary or deflationary forces, and potentially more monetary policy influences which can affect a security’s value.

ETF Risks.

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Cash Redemption Risk. An ETF’s investment strategy may require it to redeem its shares for cash or to otherwise include cash as part of its redemption proceeds. For example, an ETF may not be able to redeem in-kind certain securities held by the ETF (e.g., derivative instruments). In such a case, the ETF may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the ETF to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the ETF may pay out higher annual capital gain distributions than if the in-kind redemption process was used. By paying out higher annual capital gain distributions, investors may be subjected to increased capital gains taxes.

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Costs of Buying or Selling Shares. Buying or selling Shares involves certain costs, including brokerage commissions, other charges imposed by brokers, and bid-ask spreads. The bid-ask spread represents the difference between the price at which an investor is willing to buy Shares and the price at which an investor is willing to sell Shares. The spread varies over time based on the Shares’ trading volume and market liquidity. The spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Due to the costs of buying or selling Shares, frequent trading of Shares may reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

●	Trading. Although Shares are listed for trading on a national securities exchange, such as the NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s portfolio holdings, which can be significantly less liquid than Shares.

Equity Market Risk. By virtue of the Fund’s investments in option contracts equity ETFs and equity indices, the Fund is exposed to common stocks indirectly which subjects the Fund to equity market risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

Foreign Investment Risk. The Fund will invest in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers traded in the United States. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in foreign securities, including investments in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are subject to special risks, including the following:

●	Foreign Securities Risk. Investments in non-U.S. securities involve risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Changes to the financial condition or credit rating of foreign issuers may also adversely affect the value of the Fund’s securities. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in some countries. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Hedging Transactions Risk. Hedging transactions involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of hedging transactions and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Fund’s positions, opportunities for gain may be limited or that there may be losses on both parts of a transaction. Whether the Fund hedges successfully will depend on the Sub- Advisor’s ability to predict pertinent market movements and the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. There can be no assurance that any hedging transactions the Fund engages in will be successful. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging involves its own costs.

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High Portfolio Turnover Risk. The Fund may actively and frequently trade all or a significant portion of the Fund’s holdings. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Index ETF Risks. The Fund invests in Index ETFs, which subjects the Fund to the following risks in addition to the risks under ETF Risks (described above):

Indirect Investment Risk. The Fund’s exposure to various Indices involves indirect investment risk. None of the Indices are affiliated with the Trust, the Fund, the Adviser, the Sub-Adviser, or their respective affiliates, and are not associated with this offering. Investors in the Fund are susceptible to declines in the performance of the Indices in which the Fund invests.

Index Trading Risk. The price of an Index may be highly volatile and could continue to be subject to wide fluctuations in response to various factors. Market volatility, unrelated to company performance, has been observed in response to economic conditions and geopolitical events.

Index Risks: The Fund will be subject to varying risks depending on its then-current holdings. Differing risks may apply depending on the relevant Index’s composition. For U.S. Indices, economic and market conditions primarily drive performance, while sector-specific downturns can impact an Index. Global Indices are subject to geopolitical risks and unexpected events like pandemics, introducing volatility. Foreign Indices may be influenced by economic factors specific to those countries or regions.

Illiquid Investments Risk. The Fund may, at times, hold illiquid investments, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions, if any, may decline.

Interest Rate Risk. The value of the Fund’s investments in fixed income Treasury securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of Treasury securities owned by the Fund. On the other hand, if rates fall, the value of Treasury securities generally increases. Due to the current inflationary period and rising interest rates, the value of the Fund’s Treasury securities may decline in value. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.

Liquidity Risk. Some securities held by the Fund, including options contracts, may be difficult to sell or be illiquid, particularly during times of market turmoil. Markets for securities or financial instruments could be disrupted by a number of events, including, but not limited to, an economic crisis, natural disasters, epidemics/pandemics, new legislation or regulatory changes inside or outside the United States. Illiquid securities may be difficult to value, especially in changing or volatile markets. If the Fund is forced to sell an illiquid security at an unfavorable time or price, such Fund may be adversely impacted. Certain market conditions or restrictions may prevent the Fund from limiting losses, realizing gains or achieving a high correlation with the applicable Index. There is no assurance that a security that is deemed liquid when purchased will continue to be liquid. Market illiquidity may cause losses for the Fund.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

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○	Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.

Market Events Risk. The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities and other financial instruments. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, inflation, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities and other financial markets and adversely affect global economies and markets. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. Conflict, loss of life and disaster connected to ongoing armed conflict between Ukraine and Russia in Europe and between Israel and Hamas in the Middle East could have severe adverse effects on the related region, including significant adverse effects on the regional or global economies and the markets for certain securities. The U.S. and the European Union have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. These conflicts have contributed to recent market volatility and may continue to do so.

NAV Erosion Risk Due to Distributions. If the Fund makes a distribution, the Fund’s NAV will typically drop by the amount of the distribution on the related ex-dividend date. (i.e., the date by which you need to own a dividend-paying stock in order to receive the upcoming dividend payment). The repeated payment of distributions, if any, by the Fund may significantly erode the Fund’s NAV and trading price over time. As a result, an investor may suffer significant losses to their investment.

Newer Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions. There can be no assurance that the Fund will maintain an economically viable size.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio. This may increase a Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third-parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund, Adviser, and Sub-Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Strategy Risk. The Fund’s investment strategy is based on the use of vertical transaction spreads that, as noted above, offer defined risk levels. If the Fund’s vertical transaction spreads frequently experience losses, in turn, the Fund would experience losses. In addition, the Fund’s investment strategy may not offer as much potential growth as other ETFs. By design, the Fund’s investment strategy has a lower risk profile than certain other ETFs (e.g., equity ETFs), which in turn, limits return protentional vs investing directly in some other ETFs.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to Shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. To comply with the asset diversification test applicable to a RIC, the Fund will attempt to ensure that the value of options it holds is never 25% of the total value of Fund assets at the close of any quarter. If the Fund’s investments in options were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. Although U.S. Treasuries are backed by the U.S. government, those government policies may change both in terms of the payment of interest and in the payment of principal. Furthermore, while holding a treasury until maturity can guarantee principal, selling a treasury prior to maturity or buying a treasury subsequent to issue date may put principal at risk.

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PORTFOLIO HOLDINGS INFORMATION

Information about each Fund’s daily portfolio holdings is available on the Funds’ website at www.nicholasx.com. A complete description of each Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the Funds’ Statement of Additional Information (the “SAI”).

MANAGEMENT

Investment Adviser

Tidal Investments LLC, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, is an SEC-registered investment adviser and a Delaware limited liability company. Tidal was founded in March 2012 and Tidal is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of January 31, 2025, Tidal had assets under management of approximately $29.72 billion and served as the investment adviser or sub-adviser for 194 registered funds.

Tidal serves as investment adviser to each Fund and has overall responsibility for the general management and administration of each Fund pursuant to an investment advisory agreement with the Trust, on behalf of each Fund (the “Advisory Agreement”). The Adviser provides oversight of the Sub-Adviser and review of the Sub-Adviser performance. The Adviser is responsible for trading portfolio securities for each Fund, including selecting broker-dealers to execute purchase and sale transactions. The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Funds to operate.

For the services provided to the Funds, each Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate set forth in the table below based on each Fund’s average daily net assets.

Fund Name	Unitary Management Fee
Nicholas Fixed Income Alternative ETF	0.95%
Nicholas Global Equity and Income ETF	0.90%

Under the Advisory Agreement, in exchange for a single unitary management fee from the Funds, the Adviser has agreed to pay all expenses incurred by the Funds (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses (“AFFE”), accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses and other non-routine or extraordinary expenses (collectively, the “Excluded Expenses”).

Investment Sub-Adviser

Nicholas Wealth

Nicholas Wealth, LLC, located at 218 Roswell Street NE Marietta, Georgia 30060 serves as an investment sub-adviser to the Funds pursuant to an investment sub-advisory agreement with the Adviser (“Sub-Advisory Agreement”). Nicholas Wealth was founded in May 2016, is an investment advisor registered with the SEC, and provides investment advisory services to investment advisors and high net worth individuals. As of January 31, 2025, Nicholas Wealth had approximately $452 million in assets under management.

Nicholas Wealth is jointly responsible for the day-to-day management of the Funds’ portfolios, including determining the securities purchased and sold by the Funds, subject to the supervision of the Adviser and the Board. For its services, Nicholas Wealth is paid a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate of 0.05% of each Fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of each Fund’s Advisory Agreement and Sub-Advisory Agreement is available, for Nicholas Global Equity and Income ETF, in the October 31, 2024 annual Certified Shareholder Report on Form N-CSR, and for Nicholas Fixed Income Alternative ETF, in the April 30, 2023 semi-annual report on Form N-CSR.

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Portfolio Managers

David Nicholas, Portfolio Manager for Nicholas Wealth (FI ETF and GE ETF)

Mr. Nicholas is the CEO and Founder of Nicholas Wealth. Mr. Nicholas has over 17 years of experience in the financial industry. Prior to founding Nicholas Wealth in 2016, Mr. Nicholas spent 4 years as the President & Founder of Nicholas & Company, Inc, where he provided insurance and capital preservation strategies to retirees. Mr. Nicholas received his Bachelor of Business Administration in Finance from Kennesaw State University and a Master’s degree in Financial Planning from the University of Georgia.

Jay Pestrichelli, Portfolio Manager for the Adviser (FI ETF and GE ETF)

Mr. Pestrichelli joined the firm in 2025 and is Chief Trading Officer of the Adviser’s ETF Trading and Portfolio Management team. Mr. Pestrichelli has over 30 years of experience in the financial markets. Prior to joining the Adviser, Mr. Pestrichelli co-founded ZEGA Financial, LLC where he led the development and execution of the firm’s investment strategies since its inception in 2011. He is also the author of the best-selling book “Buy & Hedge: The Five Iron Rules for Investing Over the Long Term.” Prior to founding the Sub-Adviser in 2011, Mr. Pestrichelli spent 12 years managing and growing the online trading business for TD Ameritrade from 1999 to 2010. Mr. Pestrichelli has a Bachelor degree in Behavioral Science from Concordia College.

Christopher P. Mullen, Portfolio Manager for the Adviser (GE ETF)

Christopher P. Mullen serves as Portfolio Manager at the Adviser, having joined the firm in January 2024. From September 2019 to December 2023, he was a Portfolio Manager at Vest Financial LLC, where he managed exchange-traded funds, mutual funds and retirement fund portfolios. Mr. Mullen previously served as a Senior Portfolio Analyst at ProShares Advisors LLC from September 2016 until September 2019. Prior to that, Mr. Mullen served as associate portfolio manager at USCF Investments LLC from February 2013 to September 2016. Mr. Mullen received a Master of Business Administration from the University of Maryland. He also holds a dual bachelor’s degree in global politics and history from Marquette University.

CFA® is a registered trademark owned by the CFA Institute.

The Funds SAI provides additional information about each Portfolio Manager’s compensation structure, other accounts that each Portfolio Manager manages, and each Portfolio Manager’s ownership of Shares.

Fund Sponsors

The Adviser has entered into a fund sponsorship agreement with each of Nicholas Wealth and ZEGA Financial LLC (each a “Sponsor”) pursuant to which each Sponsor is a sponsor to the Funds. Under this arrangement, each Sponsor has agreed to provide financial support (as described below) to the Funds. In turn, the Adviser has agreed to share with each Sponsor a portion of profits, if any, generated by each Fund’s advisory fee. Every month, the advisory fees, which are unitary management fees, for each Fund are calculated and paid to the Adviser.

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If the amount of the unitary management fee for a Fund exceeds the Fund’s operating expenses (including the sub-advisory fees) and the Adviser-retained amount, the Adviser pays the net total to the Sponsors. The amounts paid to the Sponsors represents any remaining profits from the advisory fee.

During months when the funds generated by the unitary management fee are insufficient to cover the entire sub-advisory fee, that amount is automatically waived (and any such waiver is not subject to recoupment).

Further, if the amount of the unitary management fee for a Fund is less than the Fund’s operating expenses and the Adviser-retained amount, each Sponsor is obligated to reimburse the Adviser for a portion of the shortfall.

HOW TO BUY AND SELL SHARES

Each Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to a Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Funds’ transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

In order to purchase Creation Units of the Funds, an AP must generally deposit a designated portfolio of equity securities (the “Deposit Securities”) and/or a designated amount of U.S. cash. Purchases and redemptions of Creation Units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause the Funds to incur certain costs. These costs could include brokerage costs or taxable gains or losses that it might not have incurred if it had made redemption in-kind. These costs could be imposed on a Fund, and thus decrease the Fund’s NAV, to the extent that the costs are not offset by a transaction fee payable by an AP.

Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Shares

The Funds impose no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Funds, are an essential part of the ETF process and help keep Share trading prices in line with the NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades. In addition, the Funds and the Adviser reserve the right to reject any purchase order at any time.

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Determination of Net Asset Value

Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for each Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. If such information is not available for a security held by a Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Trust and the Adviser (as described below).

Fair Value Pricing

The Board has designated the Adviser as the “valuation designee” for each Fund under Rule 2a-5 of the 1940 Act, subject to its oversight. The Adviser has adopted procedures and methodologies, which have been approved by the Board, to fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been delisted or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions, and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the fair value methodologies included in the Adviser’s valuation procedures. The Adviser will fair value Fund investments whose market prices are not “readily available” or are deemed to be unreliable. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser will be able to obtain the fair value assigned to the investment upon the sale of such investment.

Investments by Other Registered Investment Companies in the Fund

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in each Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth by rule under the 1940 Act, including that such investment companies enter into an agreement with the applicable Fund.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

Each Fund intends to pay out dividends and interest income, if any, monthly, and distribute any net realized capital gains to its shareholders at least annually.

Each Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

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Each Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund-level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when a Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Taxes on Distributions

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income or qualified dividend income. Taxes on distributions of net capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned their Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains to shareholders. Distributions of short-term capital gain will generally be taxable to shareholders as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from a Fund.

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). A Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

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Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold a generally nonrefundable 30% tax on distributions of net investment income paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Service (“IRS”) the identity of certain of its account-holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

A Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that they are not subject to such withholding.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares of a Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of substantially identical Shares.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.

A Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. A Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Foreign Investments by a Fund

Interest and other income received by a Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax treaties or conventions between certain countries and the United States may reduce or eliminate such taxes. If, as of the close of a taxable year, more than 50% of the value of a Fund’s assets consists of certain foreign stock or securities, such Fund will be eligible to elect to “pass through” to investors the amount of certain qualifying foreign income and similar taxes paid by such Fund during that taxable year. This means that investors would be considered to have received as additional income their respective shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax. If a Fund does not so elect, such Fund will be entitled to claim a deduction for certain foreign taxes incurred by such Fund. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. You also may be subject to foreign, state, and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

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DISTRIBUTION

Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group (dba ACA Group) (the “Distributor”), the Funds’ distributor, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Funds on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.

No Rule 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of a Fund can be found on the Funds’ website at www.nicholasx.com.

ADDITIONAL NOTICES

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser, the Sub-Adviser, and each Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly.

Delaware law permits the governing documents of a statutory trust to expand, restrict or eliminate the fiduciary duties that trustees, shareholders or other persons might otherwise be subject to, and replace them with the standards set forth in the Trust’s governing documents.

The Third Amended and Restated Declaration of Trust (“Declaration of Trust”) provides a detailed process for the bringing of derivative or direct actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on a Fund’s Trustees. The Declaration of Trust details various information, certifications, undertakings and acknowledgments that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. The Declaration of Trust further provides that shareholders owning Shares representing no less than a majority of a Fund’s outstanding shares must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration of Trust, the shareholders bringing the action may be responsible for the Fund’s costs, including attorneys’ fees, if a court determines that the action was brought without reasonable cause or for an improper purpose. The Declaration of Trust provides that no shareholder may bring a direct action claiming injury as a shareholder of the Trust, or any Fund, where the matters alleged (if true) would give rise to a claim by the Trust or by the Trust on behalf of a Fund, unless the shareholder has suffered an injury distinct from that suffered by the shareholders of the Trust, or the Fund, generally. Under the Declaration of Trust, a shareholder bringing a direct claim must be a shareholder of the Fund with respect to which the direct action is brought at the time of the injury complained of or have acquired the shares afterwards by operation of law from a person who was a shareholder at that time. The Declaration of Trust further provides that a Fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Fund is obligated to pay shall be calculated using reasonable hourly rates. These provisions do not apply to claims brought under the federal securities laws.

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The Declaration of Trust also requires that actions by shareholders against a Fund be brought exclusively in a federal or state court located within the State of Delaware. This provision will not apply to claims brought under the federal securities laws. Limiting shareholders’ ability to bring actions only in courts located in Delaware may cause shareholders economic hardship to litigate the action in those courts, including paying for traveling expenses of witnesses and counsel, requiring retaining local counsel, and may limit shareholders’ ability to bring a claim in a judicial forum that shareholders find favorable for disputes, which may discourage such actions.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Nicholas Fixed Income Alternative ETF’s financial performance for the fiscal year ended October 31, 2024, and the Nicholas Global Equity and Income ETF’s financial performance for the fiscal period of July, 29, 2024 (commencement of operations) to October 31, 2024.

Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd, each Fund’s independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Certified Shareholder Report on Form N-CSR, which is available upon request .

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Financial Highlights	Nicholas Fixed Income Alternative ETF

For a share outstanding throughout the periods presented

	Year ended October 31, 2024	Period ended October 31, 2023(a)
PER SHARE DATA:

Net asset value, beginning of period	$19.31	$20.00

INVESTMENT OPERATIONS:
Net investment income(b)	0.70	0.66
Net realized and unrealized gain (loss) on investments(c)	0.77	(0.64)
Total from investment operations	1.47	0.02

LESS DISTRIBUTIONS FROM:
Net investment income	(0.78)	(0.58)
Long term capital gains	(0.20)	—
Return of capital	(0.43)	(0.14)
Total distributions	(1.41)	(0.72)

CAPITAL TRANSACTIONS
ETF transaction fees per share	0.01	0.01
Net asset value, end of period	$19.38	$19.31

TOTAL RETURN(d)	7.83%	0.14%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$159,404	$46,834
Ratio of expenses to average net assets(e)	0.95%	1.04%
Ratio of net investment income to average net assets(e)	3.59%	3.60%
Portfolio turnover rate(d)(f)	66%	360%

(a)	Inception date of the Fund was November 29, 2022.
(b)	Net investment income per share has been calculated based on average shares outstanding during the period.
(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate excludes in-kind transactions.

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Financial Highlights	Nicholas Global Equity and Income ETF

For a share outstanding throughout the period presented

Period ended October 31, 2024(a)
PER SHARE DATA:

Net asset value, beginning of period	$20.00

INVESTMENT OPERATIONS:
Net investment income(b)(c)	0.01
Net realized and unrealized gain on investments(d)	0.41
Total from investment operations	0.42

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)
Return of capital	(1.13)
Total distributions	(1.20)

CAPITAL TRANSACTIONS
ETF transaction fees per share	0.00 (e)
Net asset value, end of period	$19.22

TOTAL RETURN(f)	2.07%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$29,788
Ratio of expenses to average net assets(g)(h)	0.90%
Ratio of net investment income to average net assets(g)(h)	0.20%
Portfolio turnover rate(f)(i)	30%

(a)	Inception date of the Fund was July 29, 2024.
(b)	Net investment income per share has been calculated based on average shares outstanding during the period.
(c)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The ratio does not include net investment income of the exchange traded funds in which the Fund invests.
(d)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.
(e)	Amount represents less than $0.005 per share.
(f)	Not annualized for periods less than one year.
(g)	Annualized for periods less than one year.
(h)	These ratios exclude the impact of expenses of the underlying exchange traded funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying exchange traded funds in which the Fund invests.
(i)	Portfolio turnover rate excludes in-kind transactions.

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Nicholas Fixed Income Alternative ETF

Nicholas Global Equity and Income ETF

Adviser	Tidal Investments LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204	Sub-Adviser	Nicholas Wealth, LLC 218 Roswell Street NE Marietta, Georgia 30060
Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101	Administrator	Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204
Custodian	U.S. Bank National Association 1555 N. Rivercenter Dr. Milwaukee, Wisconsin 53212	Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, PA 19103
Sub-Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, Wisconsin 53202	Legal Counsel	Sullivan & Worcester LLP 1251 Avenue of the Americas 19th Floor New York, New York 10020

Investors may find more information about the Fund in the following documents:

Statement of Additional Information: The Fund’s SAI provides additional details about the investments of the Fund and certain other additional information. A current SAI dated February 28, 2025, as supplemented from time to time, is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance after the first fiscal year the Fund is in operation. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements

You can obtain free copies of these documents, request other information or make general inquiries about the Fund by contacting the Fund at Nicholas Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (855) 563-6900.

Shareholder reports, the Fund’s current Prospectus and SAI and other information about the Fund are available:

●	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

●	Free of charge from the Fund’s Internet website at www.nicholasx.com/ or

●	For a duplicating fee, by e-mail request to publicinfo@sec.gov.

(SEC Investment Company Act File No. 811-23793)

34

FIAX	Nicholas Fixed Income Alternative ETF

GIAX	Nicholas Global Equity and Income ETF
Each listed on NYSE Arca, Inc.

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2025

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus for the Nicholas Fixed Income Alternative ETF and the Nicholas Global Equity and Income ETF (each a “Fund,” together the “Funds”), each a series of Tidal Trust II (the “Trust”), dated February 28, 2025, as may be supplemented from time to time (the “Prospectus”). Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge, by calling the Fund at (855) 563-6900, visiting www.nicholasx.com, or writing to the Nicholas Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Each Fund’s audited financial statements for the fiscal period/year ended October 31, 2024 are incorporated into this SAI by reference to the Fund’s most recent annual Certified Shareholder Report  on Form N-CSR (File No. 811-23793). A copy of the Fund’s annual Certified Shareholder Report may be obtained at no charge by contacting the Funds at the address or phone number noted above.

GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company consisting of multiple series, including the Funds. This SAI relates to the Nicholas Fixed Income Alternative ETF and Nicholas Global Equity and Income ETF . The Trust was organized as a Delaware statutory trust on January 13, 2022. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”). Tidal Investments LLC, (“Tidal” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Fund. Nicholas Wealth, LLC (the “Sub-Adviser” or “Nicholas Wealth”) serves as an investment sub-adviser to each Fund.

Each Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are or will be listed on NYSE Arca, Inc. (the “Exchange”). Shares trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment, or entirely for cash. As a practical matter, only institutions or large investors, known as “Authorized Participants” or “APs,” purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not individually redeemable.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

Each Fund’s investment objective and principal investment strategies are described in the Prospectus, under “Investment Objective” and “Principal Investment Strategies,” respectively. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to a Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Non-Diversification

Each Fund is classified as a non-diversified investment company under the 1940 Act’s diversification requirement. A “non-diversified” classification means that the Funds are not limited by the 1940 Act’s diversification requirements with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its assets in the securities of a single issuer or a small number of issuers than if it was a diversified fund, and therefore, those issuers may constitute a greater portion of such Fund’s portfolio. This may have an adverse effect on a Fund’s performance or subject its Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, each Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”).

Although each Fund is non-diversified for purposes of the 1940 Act, each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Code, and to relieve such Fund of any liability for federal income tax to the extent that their earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of a Fund and may make it less likely that such Fund will meet its investment objectives. See “Federal Income Taxes” in this SAI for further discussion.

General Risks

The value of a Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in a Fund could lose money over short or long periods of time.

There can be no guarantee that a liquid market for the securities held by a Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Financial markets, both domestic and foreign, have recently experienced an unusually high degree of volatility. Continuing events and possible continuing market turbulence may have an adverse effect on the performance of a Fund.

Cyber Security Risk. Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Adviser, the Sub-Adviser, Custodian (defined below), Transfer Agent (defined below), intermediaries or other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact each Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Funds to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such portfolio companies to lose value.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and associated risk factors. The Funds will invest in any of the following instruments or engage in any of the following investment practices only if such investment or activity is consistent with such Fund’s investment objective and permitted by such Fund’s stated investment policies. In addition, certain of the techniques and investments discussed in this SAI are not principal strategies of the Funds as disclosed in the Prospectus, and while such techniques and investments are permissible for a Fund to utilize, such Fund is not required to utilize such non-principal techniques or investments.

The Funds intends to invest directly in options contacts, short-term U.S. Treasury securities, cash and cash equivalents. Under normal circumstances, exposure to any of the other instruments or investment practices listed below will likely be indirect through the underlying assets of the options contracts.

Borrowing

Under the 1940 Act, a Fund may borrow up to one-third (1/3) of its total assets. The Funds will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the applicable Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Funds also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Depositary Receipts

To the extent a Fund invests in stocks of foreign corporations, the Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.

Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

Each Fund will not invest in any unlisted Depositary Receipts or any Depositary Receipt that is deemed to be illiquid or for which pricing information is not readily available. In addition, all Depositary Receipts generally must be sponsored. However, a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the Depositary Receipts.

Equity Securities

Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment, or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio may also cause the value of such Fund’s Shares to decline.

An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund’s portfolio securities and therefore a decrease in the value of Shares of such Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

Types of Equity Securities:

Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Preferred Stocks — Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

When-Issued Securities – A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When a Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Rule 18f-4 under the 1940 Act permits a Fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle, notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the Delayed-Settlement Securities Provision). A when-issued, forward-settling, or non-standard settlement cycle security that does not satisfy the Delayed-Settlement Securities Provision is treated as a derivatives transaction under Rule 18f-4.

Foreign Securities

The Funds may invest directly in foreign securities or have indirect exposure to foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards, and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than exists in the United States. Interest and dividends paid by foreign issuers as well as gains or proceeds realized from the sale or other disposition of foreign securities may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Funds by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, the imposition of economic sanctions, confiscatory taxation, political, economic or social instability, or diplomatic developments that could affect assets of the Funds held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

Decreases in the value of currencies of the foreign countries in which a Fund may invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of such Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which a Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of such Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, and restrictions on foreign ownership of local companies. In addition, emerging markets may impose restrictions on a Fund’s ability to repatriate investment income or capital and, thus, may adversely affect the operations of the Fund. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on the Funds.

Foreign Currencies

A Fund’s net asset value could decline if a relevant foreign currency depreciates against the U.S. dollar or if there are delays or limits on the repatriation of such currency. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, a Fund’s net asset value may change without warning, which could have a significant negative impact on such Fund.

Illiquid Investments and Restricted Securities

Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Each Fund has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. The 15% limit shall be observed continuously.

Each Fund may purchase certain restricted securities that can be resold to institutional investors and which may be determined not to be illiquid investments pursuant to the Funds’ liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the 1933 Act and are called Rule 144A securities.

Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid investments may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund has net redemptions, and could result in the Fund borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.

Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by a Fund or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, a Fund may obtain access to material non-public information, which may restrict the Fund’s ability to conduct transactions in those securities.

Investment Company Securities

The Funds may invest in the securities of other investment companies, including money market funds and ETFs, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Investing in another pooled vehicle exposes a Fund to all the risks of that pooled vehicle. If a Fund invests in and, thus, is a shareholder of, another investment company, such Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with its own operations.

Pursuant to Section 12(d)(1), each Fund may invest in the securities of another investment company (the “acquired company”) provided that a Fund, immediately after such purchase or acquisition, does not own in the aggregate: (1) more than 3% of the total outstanding voting stock of the acquired company; (2) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (3) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

However, registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1), subject to certain conditions. The Funds may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows a Fund to invest beyond the stated limits in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

The Funds may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows a Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (1) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund; and (2) the sales load charged on Shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Money Market Funds

The Funds may invest in underlying money market funds that either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV market funds”). Although an underlying stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the Funds to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV market fund will fluctuate, when a Fund sells the shares it owns they may be worth more or less than what such Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

Other Short-Term Instruments

The Funds may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (1) shares of money market funds; (2) obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities (including government-sponsored enterprises); (3) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits, and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (4) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service or “A-1” by S&P Global Ratings or, if unrated, of comparable quality as determined by the Adviser or Sub-Adviser; (5) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (6) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser or Sub-Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Derivative Instruments

Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include options, futures, forwards and swaps.

Derivative instruments may be used to modify the effective duration of a Fund’s portfolio investments. Derivative instruments may also be used for “hedging,” which means that they may be used when the Adviser or Sub-Adviser seeks to protect a Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations, or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Adviser’s or Sub-Adviser’s ability to gauge relevant market movements.

Derivative instruments may be used for the purpose of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. A Fund’s use of derivative instruments may be limited from time to time by policies adopted by the Board, the Adviser or the Sub-Adviser.

SEC Rule 18f-4 (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of a Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which a Fund obtains leverage. Among other things, under Rule 18f-4, a Fund is prohibited from entering into these derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a Fund may enter into based on the value-at-risk (“VaR”) of a Fund inclusive of derivatives. A Fund will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or a Fund’s own portfolio absent derivatives holdings, as determined by a Fund’s derivatives risk manager. This limits test is referred to as the “Relative VaR Test.” As a result of the Relative VaR Test, a Fund may not seek returns in excess of 2x the designated reference portfolio. If a Fund determines that the Relative VaR Test is not appropriate in light of its strategy, subject to specified conditions, a Fund may instead comply with the “Absolute VaR Test.” A Fund will satisfy the Absolute VaR Test if the VaR of its portfolio does not exceed 20% of the value of a Fund’s net assets.

In addition, among other requirements, Rule 18f-4 requires a Fund to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the Board, the SEC and the public regarding a Fund’s derivatives activities. These new requirements will apply unless a Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect a Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.

Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, a Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). A Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, a Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by a Fund may expire without any value to a Fund, in which case a Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, a Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, a Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. A Fund may buy a put option on an underlying reference instrument owned by a Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when a Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. A Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Adviser or Sub-Adviser deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

If a Fund writes a covered call option, any underlying reference instruments that are held by a Fund and are subject to the call option will be earmarked on the books of a Fund as segregated to satisfy its obligations under the option. A Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, a Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring a Fund to sell the underlying instrument at the exercise price. In that case, a Fund will sell the underlying reference instrument to the option buyer for less than its market value, and a Fund will experience a loss (which will be offset by the premium received by a Fund as the writer of such option). If a call option expires unexercised, a Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and a Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, a Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, a Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. A Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options). If the writer of an option wants to terminate its obligation, the writer may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the option writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Fund. Closing transactions allow a Fund to terminate its positions in written and purchased options. A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by a Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by a Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by a Fund.

Over-the-counter options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While a Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. A Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which a Fund originally wrote the option. A Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

The staff of the SEC has taken the position that purchased OTC options on securities are considered illiquid securities. Pending a change in the staff’s position, a Fund will treat such OTC options on securities as illiquid and subject to a Fund’s limitation on illiquid securities.

Interest rate caps. An interest rate cap is a type of OTC option. The buyer of an interest rate cap pays a premium to the seller in exchange for payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. The floating interest rate may be tied to a reference rate, a long-term swap rate or other benchmark. The amount of each payment is determined by reference to a specified “notional” amount of money. Interest rate caps do not involve the delivery of securities, other underlying instruments, or principal amounts. Accordingly, barring counterparty risk, the risk of loss to the purchaser of an interest rate cap is limited to the amount of the premium paid.

An interest rate cap can be used to increase or decrease exposure to various interest rates, including to hedge interest rate risk. By purchasing an interest rate cap, the buyer of the cap can benefit from rising interest rates while limiting its downside risk to the amount of the premium paid. If a Fund buys an interest rate cap and the Adviser or Sub-Adviser is correct at predicting the direction of interest rates, the interest rate cap will increase in value. But if the Adviser or Sub-Adviser is incorrect at predicting the direction, the interest rate cap will expire worthless.

By writing (selling) an interest rate cap, the seller of the cap can benefit by receiving a premium in exchange for assuming an obligation to make payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. If interest rates rise above the agreed upon cap, the seller’s obligation to make payments may result in losses in excess of the premium received.

Correctly predicting the value of an interest rate cap requires an understanding of the referenced interest rate, and a Fund bears the risk that the Adviser or Sub-Adviser will not correctly forecast future market events, such as interest rate movements. Interest rate caps also involve the risks associated with derivative instruments generally, as described herein, including the risks associated with OTC options.

Risks of options. A Fund’s options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and a Fund may have difficulty effecting closing transactions in particular options. Therefore, a Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. A Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when a Fund cannot affect a closing transaction with respect to a put option it wrote, and the buyer exercises, a Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If a Fund, as a covered call option writer, is unable to affect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of a Fund’s portfolio that is being hedged. In addition, a Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Sub-Adviser or Sub-Adviser is not successful in using options in managing a Fund’s investments, a Fund’s performance will be worse than if the Adviser or Sub-Adviser did not employ such strategies.

Securities Lending

Each Fund may lend portfolio securities to certain creditworthy borrowers. Each Fund did not participate in securities lending for the fiscal period ended October 31, 2024. The borrowers provide collateral that is maintained in an amount at least equal to the current value of the securities loaned. A Fund may terminate a loan at any time and obtain the return of the securities loaned. The lending Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser or Sub-Adviser.

The Funds may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Funds have agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Tax Risks

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Shares.

Temporary Defensive Strategies

Under normal market conditions, a Fund will stay fully invested according to its principal investment strategies. For temporary defensive purposes during adverse market, economic, political, or other conditions, a Fund may invest up to 100% of its assets in cash or cash equivalents, such as U.S. Government obligations, investment grade debt securities and other money market instruments. Taking a temporary defensive position may result in a Fund not achieving its investment objective.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of such Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

Except with the approval of a majority of the outstanding voting securities, each Fund may not:

1.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.

2.	Make loans, except to the extent permitted under the 1940 Act.

3.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, real estate investment trusts (“REITs”) or securities of companies engaged in the real estate business.

4.	Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.

6.	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by securities of the U.S. government (including its agencies and instrumentalities), registered investment companies, and tax-exempt securities of state or municipal governments and their political subdivisions, are not considered to be issued by members of any industry.

In determining its compliance with the fundamental investment restriction on concentration, a Fund will look through to the underlying holdings of any affiliated investment company and will consider its entire investment in any investment company with a policy to concentrate, or having otherwise disclosed that it is concentrated, in a particular industry or group of related industries as being invested in such industry or group of related industries. Additionally, in determining its compliance with the fundamental investment restriction on concentration, a Fund will look through to the user or use of private activity municipal bonds to determine their industry.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Funds observe the following non-fundamental restrictions, which may be changed without a shareholder vote:

●	Under normal market conditions, the Nicholas Fixed Income Alternative ETF will invest at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. Treasury fixed income securities.

●	Under normal circumstances, the Nicholas Global Equity and Income will invest at least 80% of the value of its net assets, plus borrowings for investment purposes, in securities and financial instruments that provide exposure to global equity securities and/or that generate income.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that a Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The Exchange may, but is not required to, remove Shares of a Fund from the listing under any of the following circumstances: (1) the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 of the Investment Company Act of 1940; (2) the Fund no longer complies with the Exchange’s requirements for Shares; or (3) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of the Fund.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

MANAGEMENT OF THE TRUST

Board Responsibilities. The Board oversees the management and operations of the Trust. Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Adviser, the Sub-Adviser, the Distributor, the Administrator, the Sub-Administrator, the Custodian, and the Transfer Agent, each of whom is discussed in greater detail in this Statement of Additional Information. The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations. In addition, the Adviser provides regular reports on the investment strategy and performance of the Funds. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations. In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Board meets regularly with the CCO to discuss compliance and operational risks and the Audit Committee meets with the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.

The full Board also receives reports from the Adviser as to investment risks of the Funds. In addition to these reports, from time to time the full Board receives reports from the Administrator and the Adviser as to enterprise risk management.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser, Sub-Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available, or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are four members of the Board, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Mr. Eric W. Falkeis serves as Chairman of the Board and is an interested person of the Trust.

The Board is composed of a majority (75 percent) of Independent Trustees. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board has a Lead Independent Trustee, who acts as the primary liaison between the Independent Trustees and management. Ms. Michelle McDonough currently serves as the Lead Independent Trustee of the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Tidal Trust II, 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees(3)
Javier Marquina Born: 1973	Trustee	Indefinite term; since 2022	Founder and Chief Executive Officer of ARQ Consultants Inc. (since 2019); Interim CEO for the Americas of Acciona Inmobiliaria (2020 to 2021); Head of Investment Team for Latin America for GLL Real Estate Partners (2016 to 2020).	144	Board Vice-Chairman of Inmobiliaria Specturm (Guatemala and UK); Independent Board Member of LATAM Logistics Properties S.A. (Columbia, Peru and Costa Rica) Independent Board Member of Logistic Properties of the Americas
Michelle McDonough Born: 1980	Trustee	Indefinite term; since 2022	Chief Operating Officer, Trillium Asset Management LLC (2010 to 2024)	144	Trillium Asset Management, LLC (2020 to June 2024)
Dave Norris Born: 1976	Trustee	Indefinite term; since 2022	Consulting work with Rubin Brown CPA services (since December 2024); Consulting work with RedRidge Diligence Services (2023 to 2024); Chief Operating Officer, RedRidge Diligence Services (2011 to 2023)	144	None

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee(3)
Eric W. Falkeis(4) Born: 1973	Principal Executive Officer, Trustee, and Chairman	Principal Executive Officer since 2022, Indefinite term; Trustee, and Chairman, since 2022, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018); President and Principal Executive Officer (since 2018).	190	Independent Director, Muzinich Direct Lending Income Fund, Inc. (since 2023); Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Interested Trustee, Direxion Fund, Direxion Shares ETF Trust, and Direxion Insurance Trust (2014 to 2018); Trustee and Chairman of Tidal ETF Trust (since 2018).

(1)	The Trustees have designated a mandatory retirement age of 78, such that each Trustee, serving as such on the date he or she reaches the age of 78, shall submit his or her resignation not later than the last day of the calendar year in which his or her 78th birthday occurs.

(2)	The group of Funds sponsored by Tidal and managed by the Adviser or its affiliates, including Tidal ETF Trust, Tidal Trust II and Tidal Trust III,

(3)	All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (the “Independent Trustees”).

(4)	Mr. Falkeis is considered an “interested person” of the Trust due to his positions as Principal Executive Officer and Chairman of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

Individual Trustee Qualifications.

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their service as Trustees of the Trust in light of the Trust’s business and structure. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. The Board annually conducts a ’self-assessment’ wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their Trustee Attributes. The information provided below, and in the table above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Trust.

The Board has concluded that Mr. Marquina should serve as a Trustee because of his substantial business experience related to commercial real estate investment and business development through his current position as CEO and Founder at ARQ Consultants Inc., as well as through former positions. The Board believes Mr. Marquina’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Ms. McDonough should serve as a Trustee because of her substantial financial services experience, including experience with operations, compliance, IT, service provider oversight and management. For over a decade, Ms. McDonough has served as COO of Trillium Asset Management and in that capacity oversees all non-investment functions for the firm. The Board believes Ms. McDonough’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Norris should serve as a Trustee because of his substantial experience across multitude of industries and operated businesses. Mr. Norris’ business operation experience consists of capital raising, business development, investor relations, strategic planning, treasury management, deal execution, restructuring oversight of back-office functions. Mr. Norris serves as the Trust’s Audit Committee Financial Expert. The Board believes Mr. Norris’ experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Board has concluded that Mr. Falkeis should serve as a Trustee because of his substantial investment company experience and his experience with financial, accounting, investment, and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services” or the “Transfer Agent), a full service provider to ETFs, mutual funds, and alternative investment products, from 1997 to 2013, as well as a Trustee and Chairman of the Tidal ETF Trust, from 2018 to present. In addition, he has experience consulting with investment advisors regarding the legal structure of mutual funds, distribution channel analysis, and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational, technological, and risk oversight related experience through his former position as Chief Operating Officer of the advisers to the Direxion mutual fund and ETF complex. The Board believes Mr. Falkeis’ experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Board Committees. The Board has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust and is chaired by an Independent Trustee. Mr. Norris is chair of the Audit Committee and he presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved written charter. The principal responsibilities of the Audit Committee include overseeing the Trust’s accounting and financial reporting policies and practices and its internal controls; overseeing the quality, objectivity and integrity of the Trust’s financial statements and the independent audits thereof; monitoring the independent auditor’s qualifications, independence, and performance; acting as a liaison between the Trust’s independent auditors and the full Board; pre-approving all auditing services to be performed for the Trust; reviewing the compensation and overseeing the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; pre-approving all permitted non-audit services (including the fees and terms thereof) to be performed for the Trust; pre-approving all permitted non-audit services to be performed for any investment adviser or sub-adviser to the Trust by any of the Trust’s independent auditors if the engagement relates directly to the operations and financial reporting of the Trust; meeting with the Trust’s independent auditors as necessary to (1) review the arrangement for and scope of the annual audits and any special audits, (2) discuss any matters of concern relating to each Fund’s financial statements, (3) consider the independent auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and Trust management’s responses thereto, and (4) review the form of opinion the independent auditors propose to render to the Board and each Funds’ shareholders; discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of each Fund’s financial statements; and reviewing and discussing reports from the independent auditors on (1) all critical accounting policies and practices to be used, (2) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, (3) other material written communications between the independent auditor and management, including any management letter, schedule of unadjusted differences, or management representation letter, and (4) all non-audit services provided to any entity in the Trust that were not pre-approved by the Committee; and reviewing disclosures made to the Committee by the Trust’s principal executive officer and principal accounting officer during their certification process for each Fund’s Form N-CSR. For fiscal period ending October 31, 2024, the Audit Committee once with respect to the Funds.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially escalating further to other entities).

Nominating and Governance Committee. The Board has a standing Nominating and Governance Committee that is composed of each of the Independent Trustees of the Trust. The Nominating and Governance Committee operates under a written charter approved by the Board. The Nominating and Governance Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary. The Nominating and Governance Committee generally will not consider nominees recommended by shareholders. The Nominating and Governance Committee is also responsible for, among other things, reviewing and making recommendations regarding Independent Trustee compensation and the Trustees’ annual “self-assessment.” Ms. McDonough is the chair of the Nominating and Governance Committee. The Nominating Committee meets periodically, as necessary, but at least annually. For fiscal period ending October 31, 2024,the Nominating and Governance Committee met once with respect to the Trust.

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o Tidal Trust II, 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, unless otherwise indicated. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Eric W. Falkeis (1) Born: 1973	Principal Executive Officer, Interested Trustee, Chairman	Principal Executive Officer since 2022, Indefinite term; Interested Trustee, Chairman, since 2022, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017–2018); Co-Founder, President, Principal Executive Officer, Interested Trustee and Chairman of Tidal ETF Trust (since 2018).
William H. Woolverton, Esq. Born: 1951	Chief Compliance Officer and AML Compliance Officer	AML Compliance Officer since 2023, Indefinite term; Chief Compliance Officer, Indefinite term; since 2022	Chief Compliance Officer (since 2023), Compliance Advisor (2022 to 2023), Tidal Investments LLC; Chief Compliance Officer, Tidal ETF Services LLC (since 2022); Senior Compliance Advisor, ACA Global (2020 to 2022); Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present); Director, Hadron Specialty Insurance Company; Managing Director and Head of Legal - US, Waystone (global governance solutions) (2016 to 2019).
Ally L. Mueller Born: 1979	President of the Trust	President since January 2025, Indefinite term; since August 2023	SVP of Launches & Client Success Management (since 2024), Head of ETF Launches and Client Success (2023 to 2024), Head of ETF Launches and Finance Director (2019 to 2023), Tidal ETF Services LLC; Assistant Treasurer, Tidal ETF Trust (since 2022).
Aaron J. Perkovich Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since August 2023	SVP of Fund Administration (since 2024), Head of Fund Administration (2023 to 2024), Fund Administration Manager (2022 to 2023), Tidal ETF Services LLC; Assistant Director Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).

Lissa M. Richter Born: 1979	Vice President of the Trust	Vice President since February 2025 Indefinite term; since 2022	VP of Fund Governance and Compliance (since 2024), ETF Regulatory Manager, Tidal ETF Services LLC (2021 to 2024); Senior Paralegal, Rafferty Asset Management, LLC (2013 to 2020); Senior Paralegal, Officer, U.S Bancorp Fund Services LLC, (2005 to 2013).
Kelly J. Lavari Born: 1967	Secretary	Indefinite term; since 2025	VP of Fund Governance and Compliance (since 2024), Fund Governance Specialist (2023 to 2024), Compliance Manager – Global Credit Finance, State Street Bank & Trust (2016 to 2023).
Peter Chappy Born: 1975	Assistant Treasurer	Indefinite term; since August 2023	AVP of Fund Administration (since 2024), Fund Administration Manager, Tidal ETF Services LLC (2023 to 2024); Product Owner, Allvue Systems (2022 to 2023); Senior Business Consultant, Refinitiv (2015 to 2022); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008 to 2015).
Melissa Breitzman Born: 1983	Assistant Treasurer	Indefinite term: since August 2023	VP of Database Management (since 2024), Fund Administration Manager, Tidal ETF Services LLC (2023 to 2024); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005 to 2023).
Charles Ragauss Born: 1987	Vice President	Indefinite term; since 2022	SVP of PM & Trading (since 2024), Portfolio Manager, Tidal Investments LLC (2020 to 2024); Chief Operating Officer (and other capacities) CSat Investment Advisory, L.P. (2016 to 2020).
(1)	Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer and Chairman of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

Trustee Ownership of Shares. The Funds are required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

As of December 31, 2024, the following Trustee beneficially owned shares of the Funds and other series of the Trust as follows, and no other Trustee owned shares of any series of the Trust:

	Dollar Range of Shares Owned in the Funds	Aggregate Dollar Range of Shares of Series of the Trust
Nicholas Fixed Income Alternative ETF
Javier Marquina	Over $100,000	Over $100,000
Nicholas Global Equity and Income ETF
Javier Marquina	None	Over $100,000

Board Compensation. Effective January 1, 2025, the Independent Trustees will each receive a quarterly retainer of $25,000 plus $5,000 for each meeting attended. The Independent Trustees also receive reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee receives an annual retainer of $35,000 and the Audit Committee Chair receives an annual retainer of $30,000. The Trust has no pension or retirement plan.

Prior to January 1, 2025, the Independent Trustees each received $25,000 for each regular quarterly meeting attended and $2,500 for each special meeting attended, as well as reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee. In addition, the Lead Independent Trustee received an annual retainer of $25,000 and the Audit Committee Chair received an annual retainer of $20,000.

The following table shows the compensation earned by each Trustee for the Funds’ current fiscal year ending October 31, 2024. Independent Trustee fees are an obligation of the Trust and are paid by the Adviser, as are other Trust expenses. The Trust pays the Adviser a unitary fee which the Adviser uses to pay Trust expenses. Trustee compensation shown below does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Compensation From Funds	Total Compensation From Fund Complex Paid to Trustees
Interested Trustees
Eric W. Falkeis	$0	$0
Independent Trustees
Javier Marquina	$0	$185,000
Michelle McDonough	$0	$222,500
David Norris	$0	$215,000

PRINCIPAL SHAREHOLDERS, CONTROL PERSONS AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.

As of February 4, 2025, the following shareholders were considered to be principal shareholders of each Fund:

Name and Address	% of Ownership	Type of Ownership
Nicholas Fixed Income Alternative ETF
The Northern Trust Company 50 South Lasalle Chicago, IL 60603	57.57%	Record
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	26.05%	Record
National Financial Services LLC 245 Summer Street Boston, MA 02210	12.50%	Record
Nicholas Global Equity and Income ETF
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	52.44%	Record
National Financial Services LLC 245 Summer Street Boston, MA 02210	31.12%	Record

CODES OF ETHICS

The Trust, the Adviser, and the Sub-Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser, and the Sub-Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Funds. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust, the Adviser, or the Sub-Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust, the Adviser, or the Sub-Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be found on the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

The Board has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Funds’ and their shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”), which have been adopted by the Trust as the policies and procedures that will be used when voting proxies on behalf of the Funds.

In the absence of a conflict of interest, the Adviser will generally vote “for” routine proposals, such as the election of directors, approval of auditors, and amendments or revisions to corporate documents to eliminate outdated or unnecessary provisions. Unusual or disputed proposals will be reviewed and voted on a case-by-case basis. The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of each Fund and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 855-563-6900, (2) on the Funds’ website at www.nicholasx.com, or (3) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISER

Tidal Investments LLC, a Tidal Financial Group company, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, serves as investment adviser to each Fund and has overall responsibility for the general management and administration of each Fund.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides investment advice to each Fund and oversees the day-to-day operations of each Fund subject to the direction and oversight of the Board. Under the Advisory Agreement, the Adviser is also responsible for arranging sub-advisory, transfer agency, custody, fund administration and accounting, and other related services necessary for each Fund to operate. The Adviser provides oversight of the Sub-Adviser and review of the Sub-Adviser’s performance. The Adviser is responsible for trading portfolio securities for each Fund, including selecting broker-dealers to execute purchase and sale transactions. The Adviser administers each Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping, and administrative services. Under the Advisory Agreement, in exchange for a single unitary management fee from each Fund, the Adviser has agreed to pay all expenses incurred by each Fund except for the Excluded Expenses, as defined in the Prospectus. For services provided to each Fund, each Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly at an annual rate based on its average daily net assets as set forth in the table below.

Name of Fund	Unitary Management Fee
Nicholas Fixed Income Alternative ETF	0.95%
Nicholas Global Equity and Income ETF	0.90%

The Advisory Agreement with respect to the Funds will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Adviser or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-days’ written notice either by the Trust or the Adviser.

The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding, or sale of any security.

The table below shows management fees paid by each Fund for the fiscal period indicated.

Management Fees
Nicholas Fixed Income Alternative ETF
November 29, 2022 (commencement of operations) to October 31, 2023	$289,273
November 1, 2023 through October 31, 2024	$591,904

Nicholas Global Equity and Income ETF
July 29, 2024 (commencement of operations) to October 31, 2024	$38,841

INVESTMENT SUB-ADVISER

The Adviser has retained  Nicholas Wealth, LLC, located at 218 Roswell Street NE Marietta, Georgia 30060, to serve as investment sub-adviser to the Funds pursuant to a sub-advisory agreement between the Adviser and Nicholas Wealth (the “Sub-Advisory Agreement”).

Nicholas Wealth (Sub-Adviser) is jointly responsible with the Adviser for the day-to-day management of each Fund’s portfolio, including determining the securities to be purchased and sold by the Funds, subject to the supervision of the Adviser and the Board. For its services, the Sub-Adviser is paid a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate of each Fund’s average daily net assets as set forth in the table below:

Sub-Adviser	Fee
Nicholas Wealth	0.05%

The Sub-Adviser have agreed to assume the Adviser’s obligation to pay all expenses incurred by the Funds, except for Excluded Expenses. Such expenses incurred by the Funds and paid by the Sub-Adviser include fees charged by Tidal ETF Services, LLC, the Funds’ administrator and an affiliate of the Adviser.

The Sub-Advisory Agreement with respect to the Funds will continue in force for an initial period of two years. Thereafter, a Sub-Advisory Agreement will be renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time, without penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on 60 days’ written notice to the Trust and the other party. The Sub-Advisory Agreement provides that the relevant Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The table below shows fees paid by the Adviser to the Sub-Adviser with respect to each Fund for the fiscal period indicated.

Sub-Advisory Fee
Nicholas Fixed Income Alternative ETF
November 29, 2022 (commencement of operations) to October 31, 2023	$28,481
November 1, 2023 through October 31, 2024	$62,306

Nicholas Global Equity and Income ETF
July 29, 2024 (commencement of operations) to October 31, 2024	$4,316

PORTFOLIO MANAGERS

Other Accounts. In addition to the Funds, the portfolio managers managed the following other accounts as of October 31, 2024.

David Nicholas, Portfolio Manager for Nicholas Wealth

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee
Registered Investment Companies	1	$186,730	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	641	$218,472	0	$0

Jay Pestrichelli, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee
Registered Investment Companies	42	$6,252	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Christopher P. Mullen, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee
Registered Investment Companies	26	$2,074	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Portfolio Manager Fund Ownership. Each Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of October 31, 2024, Mr. Nicholas beneficially owned Shares of each Fund in the range of $10,001–$50,000. Mr. Pestrichelli and Mr. Mullen did not beneficially own any Shares of either Fund.

Portfolio Manager Compensation. Mr. Pestrichelli and Mr. Mullen are compensated by the Adviser with a base salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Funds. Each of Mr. Pestrichelli and Mr. Mullen is an equity owner of the Adviser, and therefore may benefit indirectly from the revenue generated by the Funds’ Advisory Agreement with the Adviser.

Mr. Nicholas is compensated as an equity owner of Nicholas Wealth Management, and therefore benefits indirectly from the revenue generated from Nicholas Wealth’s Sub-Advisory Agreement with the Adviser.

Description of Material Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Funds. A potential conflict of interest may arise as a result, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. For instance, the portfolio managers may receive fees from certain accounts that are higher than the fees received from the Funds, or receive a performance-based fee on certain accounts. In those instances, a portfolio manager has an incentive to favor the higher and/or performance-based fee accounts over the Funds. To mitigate these conflicts, the Adviser and the Sub-Adviser have each established policies and procedures to ensure that the purchase and sale of securities among all accounts the firms manage are fairly and equitably allocated.

THE DISTRIBUTOR

The Trust and Foreside Fund Services, LLC, a wholly owned subsidiary of Foreside Financial Group (dba ACA Group) (the “Distributor”), are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Funds and distributes Shares on a best efforts basis. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of a Fund and (2) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

For the fiscal year October 31, 2024, the Funds did not incur underwriting commissions and the Distributor did not retain any amounts.

Intermediary Compensation. The Adviser, the Sub-Adviser, or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to a Fund or its shareholders), may pay certain broker dealers, banks, and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Funds, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Funds and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.

Such compensation may be paid to Intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars, and printed communications). The Adviser and the Sub-Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker, or other investment professional, if any, may also be significant to such adviser, broker, or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your financial adviser, broker, or investment professional if they receive similar payments from their Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments their Intermediary firm may receive. Any payments made by the Adviser, the Sub-Adviser, or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

If you have any additional questions, please call (855) 563-6900.

Distribution (Rule 12b-1) Plan. The Trust has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by a Fund under the Plan may only be imposed after approval by the Board.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Disinterested Trustees”). None of the Trustees have a direct or indirect financial interest in the Plan or in any agreements related to the Plan. The Plan may be continued from year-to-year only if the Board, including a majority of the Disinterested Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders. The Board has determined that the Plan is likely to benefit the Funds by providing an incentive for brokers, dealers, and other financial intermediaries to engage in sales and marketing efforts on behalf of the Funds and to provide enhanced services to shareholders. The Board also determined that the Plan may enhance the Funds’ ability to sell shares and access important distribution channels.

The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Disinterested Trustees.

The Plan provides that a Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies including, without limit, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, each Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing, or arranging for others to provide, shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (1) delivering copies of the Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (2) marketing and promotional services, including advertising; (3) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (4) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (5) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers, mutual fund supermarkets, and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (6) facilitating communications with beneficial owners of Shares, including the cost of providing, or paying others to provide, services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (7) such other services and obligations as are set forth in the Distribution Agreement.

ADMINISTRATOR

Tidal ETF Services LLC (the “Administrator”), an affiliate of the Adviser, serves as the Funds’ administrator. The Administrator is located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204. Pursuant to the Fund Administration Servicing Agreement between the Trust and the Administrator, the Administrator provides the Trust with, or arranges for, administrative, compliance and management services (other than investment advisory services) to be provided to the Trust and the Board. Pursuant to the Fund Administration Servicing Agreement, officers or employees of the Administrator serve as the Trust’s principal executive officer, principal financial officer, and chief compliance officer, the Administrator coordinates the payment of Fund-related expenses, and the Administrator manages the Trust’s relationships with its various service providers. As compensation for the services it provides, the Administrator receives a fee based on the Funds’ average daily net assets, subject to a minimum annual fee. The Administrator also is entitled to certain out-of-pocket expenses for the services mentioned above.

The table below shows fees paid for administrative services by the Adviser to the Administrator with respect to each Fund for the fiscal period indicated.

Fees Paid to the Administrator
Nicholas Fixed Income Alternative ETF

November 29, 2022 (commencement of operations) to October 31, 2023	$36,712
November 1, 2023 through October 31, 2024	$21,817

Nicholas Global Equity and Income ETF
July 29, 2024 (commencement of operations) to October 31, 2024	$7,623

SUB-ADMINISTRATOR AND TRANSFER AGENT

Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ sub-administrator and transfer agent.

Pursuant to a Fund Sub-Administration Servicing Agreement and a Fund Accounting Servicing Agreement between the Trust and Global Fund Services, Global Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, Global Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Global Fund Services a fee based on the Funds’ average daily net assets, subject to a minimum annual fee. Global Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

The table below shows fees paid for sub-administrative services by the Adviser to Global Fund Services with respect to each Fund for the fiscal period indicated.

Fees Paid to the Sub-Administrator
Nicholas Fixed Income Alternative ETF

November 29, 2022 (commencement of operations) to October 31, 2023	$32,123
November 1, 2023 through October 31, 2024	$20,011

Nicholas Global Equity and Income ETF
July 29, 2024 (commencement of operations) to October 31, 2024	$10,164

CUSTODIAN

Pursuant to a Custody Agreement, U.S. Bank National Association (“U.S. Bank”), 1555 North Rivercenter Drive, Milwaukee, Wisconsin 53212, serves as the custodian (the “Custodian”) of the Funds’ assets. U.S. Bank is the parent company of Global Fund Services. The Custodian holds and administers the assets in each Fund’s portfolio. Pursuant to the Custody Agreement, the Custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1251 Avenue of the Americas, 19th Floor, New York, NY 10020, serves as legal counsel for the Trust and the Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Funds.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about the Funds’ security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business and through financial reporting and news services including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

DESCRIPTION OF SHARES

The Third Amended and Restated Declaration of Trust (“Declaration of Trust”) authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in a Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.

Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters upon the written request of shareholders holding at least a majority of the outstanding shares of the Trust entitled to vote at such meeting. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate a Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee or officer of the Trust, and upon the due approval of the Trustees, each person who is, or has been an employee or agent of the Trust, and, upon due approval of the Trustees, any person who is serving or has served at the Trust’s request as a director, officer, partner, trustee, employee, agent, or fiduciary of another organization with respect to any alleged acts or omissions while acting within the scope of a Trustee’s service in such a position. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for a Trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions. Such determinations are necessarily subjective and imprecise, as and in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes fiduciary duties to its clients to seek to provide best execution on trades effected. In selecting a broker/ dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/ dealers. The Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute a Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Purchase and Redemption of Shares in Creation Units — Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash Creation Unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units — Creation Transaction Fee” and ” — Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.

The Adviser may use a Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research. Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services, and computer software and access charges which are directly related to investment research.

Accordingly, a Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser but only if the Adviser determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to (1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate, (2) cause clients to engage in more securities transactions than would otherwise be optimal, and (3) only recommend brokers that provide soft dollar benefits.

The Adviser faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the Adviser’s expenses to the extent that the Adviser would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser effectively cross subsidizing the other accounts managed by the Adviser that benefit directly from the product. The Adviser may not necessarily use all of the brokerage or research services in connection with managing a Fund whose trades generated the soft dollars used to purchase such products.

The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Funds and one or more other investment companies or clients supervised by the Adviser is considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

The Funds may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The table below shows brokerage commissions with respect to each Fund for the fiscal period indicated.

Brokerage Commissions
Nicholas Fixed Income Alternative ETF

November 29, 2022 (commencement of operations) to October 31, 2023	$66,606
November 1, 2023 through October 31, 2024	$52,331

Nicholas Global Equity and Income ETF
July 29, 2024 (commencement of operations) to October 31, 2024	$3,410

Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Funds or the Adviser for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal period ended October 31, 2024, neither Fund paid brokerage commissions to any registered broker-dealer affiliates of the Fund, the Adviser, or the Sub-Adviser.

Directed Brokerage

For the fiscal period ended October 31, 2024, neither Fund paid any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

Securities of “Regular Broker-Dealers.” The Funds are required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Funds are the ten brokers or dealers that, during the most recent fiscal year: (1) received the greatest dollar amounts of brokerage commissions from a Fund’s portfolio transactions; (2) engaged as principal in the largest dollar amounts of portfolio transactions of a Fund; or (3) sold the largest dollar amounts of Shares.

During the fiscal period ended October 31, 2024, the Funds did not acquire or own equity securities of their regular broker-dealers or their parent companies.

PORTFOLIO TURNOVER RATE

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities and securities transferred in-kind) by the average market value of the Fund. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

The table below shows the portfolio turnover rate with respect to each Fund for the fiscal period indicated.

Portfolio Turnover
Nicholas Fixed Income Alternative ETF

November 29, 2022 (commencement of operations) to October 31, 2023*	360%
November 1, 2023 through October 31, 2024	66%

Nicholas Global Equity and Income ETF
July 29, 2024 (commencement of operations) to October 31, 2024	30%

* The Nicholas Fixed Income Alternative ETF’s high portfolio turnover level is a result of the Sub-Adviser’s government security collateral management and the Fund’s sale of underlying securities of options assigned.

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number, and at such place as such DTC Participant may reasonably request, in order that such notice, statement, or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interest in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Funds at any time by giving reasonable notice to the Funds and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Funds shall act either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and redeems Shares only in Creation Units on a continuous basis through the Transfer Agent, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for regular trading.

Fund Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Securities. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

Each Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the applicable Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for a Fund may change from time to time.

Cash Purchase. The Trust may at its discretion permit full or partial cash purchases of Creation Units of a Fund. When full or partial cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from a Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for orders to purchase Creation Units is expected to be 4:00 p.m. Eastern time, which time may be modified by a Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units must be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, each Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of a Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than 3:00 p.m. Eastern Time (or such other time as specified by the Trust) on the contractual settlement date. If the applicable Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the contractual settlement date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the contractual settlement date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of such Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 3:00 p.m. Eastern Time, with the Custodian on the contractual settlement date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 3:00 p.m. Eastern Time on contractual settlement date, the then the order may be deemed to be rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the required Deposit Securities (or the cash value thereof) have been delivered to the account of the Custodian (or sub-custodian, as applicable), the Transfer Agent, the Adviser and the Sub-Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The typical settlement date for each transaction will be within one day of the transaction (commonly referred to as “T+1”), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. The Authorized Participant shall be liable to the Funds for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 3:00 p.m. Eastern Time (or such other time as specified by the Trust) on the contractual settlement date. If the applicable Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the contractual settlement date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to a Fund including if (1) the order is not in proper form; (2) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (3) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (4) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (5) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (6) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions, and power outages resulting in telephone, telecopy, and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process; and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Notwithstanding the Trust’s ability to reject an order for creation units, the Trust will only do so in a manner consistent with Rule 6c-11 under the 1940 Act, and SEC guidance relating thereto, including the ability of the Trust to suspend orders only in limited times and extraordinary circumstances. Additionally, a suspension of creation units by the Trust, on behalf of each Fund, will not impair the arbitrage mechanism for investors.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for each Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. Each Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Funds, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Name of Fund	Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
Nicholas Fixed Income Alternative ETF	$500	2%
Nicholas Global Equity and Income ETF	$300	2%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities (defined below) from the Trust to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Funds through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to each Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Funds, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. If the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Cash Redemption. Full or partial cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

The typical settlement date for each redemption transaction will be within one day of the transaction (or T+1), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the receipt of redemption proceeds may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for a Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. Each Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to each Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Name of Fund	Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
Nicholas Fixed Income Alternative ETF	$500	2%
Nicholas Global Equity and Income ETF	$300	2%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds will generally be made by the next Business Day following the trade date, as discussed above.

The Trust may in its discretion exercise its option to cause a Fund to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the applicable Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares of such Fund based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by Global Fund Services and determined at the scheduled close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern Time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating a Fund’s NAV per Share, the Fund’s investments are generally valued using pricing services. A Fund may use various pricing services, or discontinue the use of any pricing service, as approved by the Adviser from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. For assets traded on an exchange, a Fund may value investments using market valuations. A market valuation generally means a valuation (1) obtained from an exchange, a pricing service, or a major market maker (or dealer), (2) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (3) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share.

When market valuations are not “readily available” or are deemed to be unreliable, consistent with Rule 2a-5 under the 1940 Act, the Trust and the Adviser have adopted procedures and methodologies wherein the Adviser, serving as the Funds’ Valuation Designee (as defined in Rule 2a-5), determines the fair value of Fund investments.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions, and Taxes.”

General Policies. Each Fund intends to pay out dividends and interest income, if any, monthly and distribute any net realized capital gains to its shareholders at least annually.

Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Funda may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Each Fund will declare and pay income and capital gain distributions, if any, in cash. Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Each Fund makes additional distributions to the extent necessary (1) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (2) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income at the Fund level.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the applicable Fund issued by the Trust of such Fund at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Funds and their respective shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Funds or their respective shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years before January 1, 2026. There were only minor changes with respect to the specific rules applicable to RICs, such as the Funds. The Tax Act, however, also made numerous other changes to the tax rules that may affect shareholders and the Funds. Subsequent legislation has modified certain changes to the U.S. federal income tax rules made by the Tax Act which may, in addition, affect shareholders and the Funds. You are urged to consult with your own tax advisor regarding how this legislation affects your investment in a Fund.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, local, or foreign taxes.

Taxation of the Funds. Each Fund will elect and intends to qualify each year to be treated as a RIC under the Code. As such, each Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. Generally, to be taxed as a RIC, a Fund must distribute in each taxable year at least 90% of its “investment company taxable income” (before the deduction for dividends paid) for the taxable year, which includes, among other items, dividends, interest, net short-term capital gain, and net foreign currency gain, less expenses, as well as 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (1) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or foreign currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (2) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

To the extent a Fund makes investments that may generate income that is not qualifying income, including certain derivatives, such Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, a Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where a Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of such Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, a Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which such Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in such Fund’s NAV.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, subject to special rules in the event a Fund makes an election under Section 4982(e)(4) of the Code, (commonly referred to as “post-October losses”), and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to a Fund and may not be distributed as capital gains to its shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Each Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for either the one-year period ending on October 31 of that year, or, if the Fund makes an election under Section 4982(e)(4) of the Code, the Fund’s fiscal year, subject to an increase for any shortfall in the prior year’s distribution. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated. As of the most recent period ended October 31, 2024, the Funds did not have short-term and long-term capital loss carryovers.

Each Fund intends to distribute substantially all of its net investment income and net capital gain to shareholders for each taxable year. If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax at regular corporate rates to the extent any such income or gains are not distributed. The Fund may elect to designate certain amounts retained as undistributed net capital gain as deemed distributions in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

Each Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporate shareholders, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at long-term capital gain rates.

Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain “qualified foreign corporations.” Subject to certain limitations, “qualified foreign corporations” include those incorporated in territories of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by a Fund from an ETF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if a Fund does not meet certain holding period and other requirements with respect to dividend paying stocks in its portfolio, or the shareholder does not meet certain holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income.

In the case of corporate shareholders, certain dividends received by a Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to a Fund from other RICs are not eligible for the dividends-received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). A Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who have not held Shares for a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in a Fund shortly before a dividend or other distribution, because the distribution will generally be taxable to the shareholder even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares. A sale or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (“IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for an exchanger who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares composing the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of each Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, a Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments. Certain of each Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Funds to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause a Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding fund-level income and excise taxes. Each Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve its qualification for treatment as a RIC. To the extent a Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments. In addition, because the tax rules applicable to such instruments may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a Fund-level tax.

Backup Withholding. Each Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that they are not subject to “backup withholding;” or (4) fails to provide a certified statement that they are a U.S. person (including a U.S. resident alien). The backup withholding rate is at a rate set under Section 3406 of the Code. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Non-U.S. Shareholders. Any non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in such Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to a U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year (based on a formula that factors in presence in the U.S. during the two preceding years as well). Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold a generally nonrefundable 30% tax on distributions of net investment income paid to (a) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its account holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (b) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in a Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation, except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are generally not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, each Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund if, for example, (1) such Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (2) such Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (3) Shares in such Fund constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of the Funds and of Fund shareholders with respect to distributions by the Funds may differ from federal tax treatment.

FINANCIAL STATEMENTS

The Funds’ audited financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Fund’s Annual Report  to Shareholders on Form N-CSR for the fiscal period ended October 31, 2024, are incorporated herein by reference. You may request a copy of the Fund’s annual report on Form N-CSR at no charge by calling (855) 563-6900 or through the Fund’s website at www.nicholasx.com.

TIDAL TRUST II

PART C: OTHER INFORMATION

Item 28. Exhibits

Exhibit No.		Description of Exhibit
(a)	(i)	Certificate of Trust of Tidal Trust II (formerly, Tidal ETF Trust II) (the “Trust” or the “Registrant”), previously filed with the Trusts registration statement on Form N-1A on April 26, 2022, is hereby incorporated by reference.
	(ii)	Certificate of Amendment to Certificate of Trust, previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
	(iii)	Registrant’s Third Amended and Restated Declaration of Trust, previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
	(iv)	Organizational Documents for Return Stacked® Cayman Subsidiary (for the Return Stacked® Bonds & Managed Futures ETF).
		(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
		(2)	Subsidiary Futures Trading Advisory Agreement, previously filed with Post-Effective Amendment No. 131 on Form N-1A on October 25, 2023 and is incorporated herein by reference.
		(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
		(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
		(5)	Tax Undertaking, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
		(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(v)	Organizational Documents for Newfound RSST Cayman Subsidiary (for the Return Stacked® U.S. Stocks & Managed Futures ETF).
		(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
		(2)	Subsidiary Futures Trading Advisory Agreement, previously filed with Post-Effective Amendment No. 131 on Form N-1A on October 25, 2023 and is incorporated herein by reference.
		(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
		(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
		(5)	Tax Underwriting, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
		(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
	(vi)	Organizational Documents for CNIC Cayman Subsidiary (for the CNIC ICE U.S. Carbon Neutral Power Index ETF).
		(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 81 on Form N-1A on May 1, 2023 and is incorporated herein by reference.
		(2)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 81 on Form N-1A on May 1, 2023 and is incorporated herein by reference.
		(3)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 81 on Form N-1A on May 1, 2023 and is incorporated herein by reference.
		(4)	Tax Undertaking, previously filed with Post-Effective Amendment No. 81 on Form N-1A on May 1, 2023 and is incorporated herein by reference.
		(5)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 81 on Form N-1A on May 1, 2023 and is incorporated herein by reference.
	(vii)	Organizational Documents for Blueprint-Chesapeake Cayman Subsidiary (for the Blueprint-Chesapeake Multi-Asset Trend ETF).
		(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
		(2)	Subsidiary Futures Trading Advisory Agreement between Toroso Investments, LLC and Chesapeake Capital Corporation (for the Blueprint-Chesapeake Cayman Subsidiary), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.

	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
	(5)	Tax Underwriting, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
	(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
(viii)		Organized Documents for Newfound RSSY Cayman Subsidiary (for the Return Stacked® U.S. Stocks & Futures Yield ETF).
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(2)	Subsidiary Futures Trading Advisory Agreement, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(5)	Tax Underwriting, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
(ix)		Organized Documents for Newfound RSBY Cayman Subsidiary (for Return Stacked® Bonds & Futures Yield ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(2)	Subsidiary Futures Trading Advisory Agreement, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(5)	Tax Underwriting, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
	(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
(x)		Organized Documents for Cambria-Chesapeake Cayman Subsidiary (for Cambria Chesapeake Pure Trend ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
	(2)	Subsidiary Futures Trading Advisory Agreement, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
	(5)	Tax Underwriting, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
	(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 216 on Form N-1A on May 22, 2024 and is incorporated herein by reference.
(xi)		Organized Documents for Quantify Chaos Cayman Subsidiary (for STKD Bitcoin & Gold ETF)
	(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
	(2)	Subsidiary Sub-Advisory Agreement, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
	(3)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
	(4)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
	(5)	Tax Underwriting, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.

		(6)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
	(xii)		Organized Documents for Newfound RSSX Cayman Subsidiary (for Return Stacked® U.S. Stocks & Gold/Bitcoin ETF)
		(1)	Investment Advisory Agreement – to be filed by amendment.
		(2)	Subsidiary Sub-Advisory Agreement – to be filed by amendment.
		(3)	Memorandum and Articles of Association – to be filed by amendment.
		(4)	Certificate of Incorporation – to be filed by amendment.
		(5)	Tax Underwriting – to be filed by amendment.
		(6)	Private Investment Company Custodian Agreement – to be filed by amendment.
(b)		Registrant’s Amended and Restated By-Laws, previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
(c)		Instruments Defining Rights of Security Holders - See relevant portions of Declaration of Trust and By-Laws.
(d)	(i)	Investment Advisory Agreement between the Trust (on behalf of Carbon Collective Climate Solutions U.S. Equity ETF) and Toroso Investments, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(a) First Amendment to Investment Advisory Agreement adding Carbon Collective Short Duration Green Bond ETF, previously filed with Post-Effective Amendment No. 196 on Form N-1A on April 2, 2024 and is incorporated herein by reference.
	(ii)	Investment Advisory Agreement between the Trust (on behalf of YieldMax AAPL Option Income Strategy ETF, YieldMax AMZN Option Income Strategy ETF, YieldMax BRK.B Option Income Strategy ETF, YieldMax COIN Option Income Strategy ETF, YieldMax META Option Income Strategy ETF, YieldMax GOOG Option Income Strategy ETF, YieldMax NFLX Option Income Strategy ETF, YieldMax NVDA Option Income Strategy ETF, YieldMax SQ Option Income Strategy ETF, YieldMax TSLA Option Income Strategy ETF, YieldMax ARKK Option Income Strategy ETF, YieldMax KWEB Option Income Strategy ETF, YieldMax GDX Option Income Strategy ETF, YieldMax XBI Option Income Strategy ETF, and YieldMax TLT Option Income Strategy ETF) and Tidal Investments LLC (f/k/a Toroso Investments, LLC (Toroso)), previously filed with Post-Effective Amendment No. 32 on Form N-1A on November 21, 2022 and is incorporated herein by reference
(i)

First Amendment to Investment Advisory Agreement to add the following series:

YieldMax ABNB Option Income Strategy ETF, YieldMax AMD Option Income Strategy ETF, YieldMax MRNA Option Income Strategy ETF, YieldMax PYPL Option Income Strategy ETF, YieldMax DIS Option Income Strategy ETF, YieldMax JPM Option Income Strategy ETF, YieldMax MSFT Option Income Strategy ETF, YieldMax XOM Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 111 on Form N-1A on August 14, 2023 and is incorporated herein by reference.

		(ii)	Second Amendment to Investment Advisory Agreement to add the following series: YieldMax ADBE Option Income Strategy ETF, YieldMax AI Option Income Strategy ETF, YieldMax BA Option Income Strategy ETF, YieldMax BIIB Option Income Strategy ETF, YieldMax INTC Option Income Strategy ETF, YieldMax NKE Option Income Strategy ETF, YieldMax ORCL Option Income Strategy ETF, YieldMax ROKU Option Income Strategy ETF, YieldMax SNOW Option Income Strategy ETF, YieldMax TGT Option Income Strategy ETF and YieldMax ZM Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
		(iii)	Third Amendment to Investment Advisory Agreement to add the following series:YieldMax Universe Fund of Option Income ETFs and YieldMax Magnificent 7 Fund of Option Income ETFs, previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
		(iv)	Fourth Amendment to Investment Advisory Agreement to add the following series: YieldMax™ Ultra Option Income Strategy ETF and YieldMax™ MSTR Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.
		(v)	Fifth Amendment to Investment Advisory Agreement to add the following series: YieldMax™ TSLA Short Option Income Strategy ETF, YieldMax™ Innovation Short Option Income Strategy ETF, YieldMax™ NVDA Short Option Income Strategy ETF, YieldMax™ COIN Short Option Income Strategy ETF, YieldMax™ AAPL Short Option Income Strategy ETF and YieldMax™ N100 Short Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
		(vi)	Sixth Amendment to the Investment Advisory Agreement to add the following series: YieldMax™ Bitcoin Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 203 on Form N-1A on April 17, 2024 and is incorporated herein by reference.

	(vii)	Seventh Amendment to the Investment Advisory Agreement to add the following series: YieldMax™ BABA Option Income Strategy ETF, YieldMax™ CVNA Option Income Strategy ETF, YieldMax™ DKNG Option Income Strategy ETF, YieldMax™ HOOD Option Income Strategy ETF, YieldMax™ JD Option Income Strategy ETF, YieldMax™ MARA Option Income Strategy ETF, YieldMax™ PDD Option Income Strategy ETF, YieldMax™ PLTR Option Income Strategy ETF, YieldMax™ RBLX Option Income Strategy ETF, YieldMax™ SHOP Option Income Strategy ETF, YieldMax™ SMCI Option Income Strategy ETF, and YieldMax™ TSM Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 241 on Form N-1A on July 30, 2024, 2024 and is incorporated herein by reference.
	(viii)	Eighth Amendment to the Investment Advisory Agreement to add the following series: YieldMax™ Ether Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 259 on Form N-1A on September 9, 2024, and is incorporated herein by reference.
	(ix)	Ninth Amendment to the Investment Advisory Agreement to add the following series: YieldMax™ Target 12™ Semiconductor Option Income ETF, YieldMax™ Target 12™ Biotech & Pharma Option Income ETF, YieldMax™ Target 12™ Energy Option Income ETF, YieldMax™ Target 12™ Real Estate Option Income ETF, YieldMax™ Target 12™ Tech & Innovation Option Income ETF, YieldMax™ Target 12™ Big 50 Option Income ETF, YieldMax™ Dorsey Wright Hybrid 5 Income ETF, YieldMax™ Dorsey Wright Featured 5 Income ETF, YieldMax™ AI & Tech Portfolio Option Income ETF, YieldMax™ Crypto Industry & Tech Portfolio Option Income ETF, YieldMax™ China Portfolio Option Income ETF, YieldMax™ Semiconductor Portfolio Option Income ETF, YieldMax™ Biotech & Pharma Portfolio Option Income ETF and YieldMax™ Ultra Short Option Income Strategy ETF, previously filed with Post-Effective Amendment No. 277 on Form N-1A on November 8, 2024 and is incorporated herein by reference.
	(x)	Tenth Amendment to the Investment Advisory Agreement to add the following series: YieldMax™ Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax™ S&P 500 0DTE Covered Call Strategy ETF, and YieldMax™ Russell 2000 0DTE Covered Call Strategy ETF, previously filed with Post-Effective Amendment No. 307 on Form N-1A on February 6, 2025 and is incorporated herein by reference.
	(xi)	Eleventh Amendment to the Investment Advisory Agreement to add the following series: YieldMax™ MSTR Short Option Income Strategy ETF, YieldMax™ AMD Short Option Income Strategy ETF, YieldMax™ AMZN Short Option Income Strategy ETF, YieldMax™ MARA Short Option Income Strategy ETF, YieldMax™ BITCOIN Short Option Income Strategy ETF, YieldMax™ META Short Option Income Strategy ETF and YieldMax™ SMCI Short Option Income Strategy ETF – to be filed by amendment.
	(xii)	Twelfth Amendment to the Investment Advisory Agreement to add the following series: YieldMax™ Target [X]™ AI Option Income ETF, YieldMax™ Target [X]™ AMD Option Income ETF, YieldMax™ Target [X]™ AMZN Option Income ETF, YieldMax™ Target [X]™ COIN Option Income ETF, YieldMax™ Target [X]™ MARA Option Income ETF, YieldMax™ Target [X]™ MSTR Option Income ETF, YieldMax™ Target [X]™ NVDA Option Income ETF, YieldMax™ Target [X]™ PLTR Option Income ETF, YieldMax™ Target [X]™ SMCI Option Income ETF and YieldMax™ Target [X]™ TSLA Option Income ETF – to be filed by amendment.
(iii)	Investment Advisory Agreement between the Trust (on behalf of Senior Secured Credit Opportunities ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
(iv)	Investment Advisory Agreement between the Trust (on behalf of The Meet Kevin Pricing Power ETF, The Meet Kevin Select ETF, The Meet Kevin Moderate ETF (The Meet Kevin ETFs)) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
(v)	Investment Advisory Agreement between the Trust (on behalf of Nicholas Fixed Income Alternative ETF) and Toroso Investments, LLC – previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
(i) First Amendment to the Investment Advisory Agreement adding Nicholas Global Equity and Income ETF – previously filed with Post-Effective Amendment No. 238 on Form N-1A on July 23, 2024 and is incorporated herein by reference.
(vi)	Investment Advisory Agreement between the Trust (on behalf of the Pinnacle Focused Opportunities ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(vii)	Investment Advisory Agreement between the Trust (on behalf of the Tactical Advantage ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(viii)	Investment Advisory Agreement between the Trust (on behalf of the Veridien Climate Action ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
(ix)	Investment Advisory Agreement between the Trust (on behalf of the Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(i) First amendment to the Investment Advisory Agreement adding Return Stacked® U.S. Stocks & Managed Futures ETF, previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
(ii) Second Amendment to the Investment Advisory Agreement adding Return Stacked® Bonds & Futures Yield ETF and Return Stacked® U.S. Stocks & Futures Yield ETF, previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.

(iii) Third Amendment to the Investment Advisory Agreement adding Return Stacked® Bonds & Merger Arbitrage ETF, previously filed with Post-Effective Amendment No. 291 on Form N-1A on December 16, 2024 and is incorporated herein by reference.
(iv) Fourth Amendment to the Investment Advisory Agreement adding Return Stacked® U.S. Stocks & Gold/Bitcoin ETF – to be filed by amendment.
(x)	Investment Advisory Agreement between the Trust (on behalf of the DGA Absolute Return ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 79 on April 14, 2023.
(xi)	Investment Advisory Agreement between the Trust (on behalf of the Tactical Advantage ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 72 on April 6, 2023.
(xii)	Investment Advisory Agreement between the Trust (on behalf of the Roundhill Generative AI & Technology ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 88 on Form N-1A on May 12, 2023 and is incorporated herein by reference.
(xiii)	Investment Advisory Agreement between the Trust (on behalf of the CNIC ICE U.S. Carbon Neutral Power Index ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 81 on Form N-1A on May 1, 2023 and is incorporated herein by reference.
(xiv)	Investment Advisory Agreement between the Trust (on behalf of the Blueprint Chesapeake Multi-Asset Trend ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(xv)	Investment Advisory Agreement between the Trust (on behalf of Cboe Validus S&P 500 Dynamic PutWrite Index ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and incorporated herein by reference.
(xvi)	Investment Advisory Agreement between the Trust (on behalf of the Grizzle Growth ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 109 on Form N-1A on August 7, 2023 and is incorporated herein by reference.
(xvii)	Investment Advisory Agreement between the Trust (on behalf of CoreValues Alpha Greater China Growth ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 124 on Form N-1A on September 20, 2023 and is incorporated herein by reference.
(xviii)	Investment Advisory Agreement between the Trust (on behalf of Defiance Nasdaq 100 Enhanced Options Income ETF, Defiance S&P 500 Enhanced Options Income ETF, and Defiance R2000 Enhanced Options Income ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(i) First Amendment to Investment Advisory Agreement to add the following series: Defiance Treasury Alternative Yield ETF, previously filed with Post-Effective Amendment No. 155 on Form N-1A on January 23, 2024 and is incorporated herein by reference.
(ii) Second Amendment to the Investment Advisory Agreement to add the following series: (for the Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF and Defiance R2000 Target Income ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 165 on Form N-1A on February 1, 2024 and is incorporated herein by reference.
(iii) Third Amendment to the Investment Advisory Agreement (on behalf of the Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF and Defiance R2000 Target Income ETF), previously filed with Post-Effective Amendment No. 177 on Form N-1A on February 28, 2024, and is incorporated herein by reference.
(iv) Fourth Amendment to the Investment Advisory Agreement to add the following series: (for the Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, and Defiance Treasury Enhanced Options Income ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(v) Fifth Amendment to the Investment Advisory Agreement to add the following series: (for the Defiance Daily Target 2X Long Copper ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long Solar ETF, Defiance Daily Target 2X Long Uranium ETF, Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF and Defiance Daily Target 2X Short MSTR ETF), previously filed with Post-Effective Amendment No. 216 on Form N-1A on May 22, 2024 and is incorporated herein by reference.
(vi) Eighth Amendment to the Investment Advisory Agreement to add the following series: (on behalf of Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 266 on Form N-1A on October 11, 2024 and is incorporated herein by reference.
(vii) Ninth Amendment to the Investment Advisory Agreement to add the following series: (on behalf of Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long GOLD ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF, Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 2X Strategy ETF and Defiance AI & Power Infrastructure ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.

(viii)Tenth Amendment to the Investment Advisory Agreement to add the following series: (on behalf of Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF and Defiance Daily Target 2X Short LLY ETF) – to be filed by amendment.
(ix) Eleventh Amendment to the Investment Advisory Agreement to add the following series: (on behalf of Defiance Daily Target 2X Long DJT ETF and Defiance Daily Target 2X Long RDDT ETF) – to be filed by amendment.
(x) Twelfth Amendment to the Investment Advisory Agreement to add the following series: (on behalf of Defiance 2X Daily Long Pure Quantum ETF) – to be filed by amendment.

(xi) Thirteenth Amendment to the Investment Advisory Agreement to add the following series: (on behalf of Defiance Trillion Dollar Club Index ETF) – to be filed by amendment.

(xii) Fourteenth Amendment to the Investment Advisory Agreement to add the following series: (on behalf of Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, and Defiance Russell 2000 LightningSpread™ Income ETF) – to be filed by amendment.

(xiii) Fifteen Amendment to the Investment Advisory Agreement to add the following series: (on behalf of Defiance MAGA Seven ETF) – to be filed by amendment.
(xix)	Investment Advisory Agreement between the Trust (on behalf of Hilton Small-MidCap Opportunity ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(xx)	Investment Advisory Agreement between the Trust (for the Quantify Absolute Income ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 197 on Form N-1A on April 5, 2024 and is incorporated herein by reference.
(i) First Amendment to the Investment Advisory Agreement to add the following series: (for STKD Bitcoin & Gold ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
(ii) Second Amendment to the Investment Advisory Agreement to add the following series: (for the STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF and STKd 100% META & 100% AMZN ETF) and Tidal Investments LLC previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(xxi)	Investment Advisory Agreement between the Trust (for the iREIT – MarketVector Quality REIT Index ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 181 on Form N-1A on February 29, 2024 and is incorporated herein by reference.
(xxii)	Investment Advisory Agreement between the Trust (for Even Herd Long Short ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(xxiii)	Investment Advisory Agreement between the Trust (for Octane All-Cap Value Energy ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
(xxiv)	Investment Advisory Agreement between the Trust (for Peerless Option Wheel ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 211 on Form N-1A on May 10, 2024 and is incorporated herein by reference.
(xxv)	Investment Advisory Agreement between the Trust (for Clockwise Core Equity & Innovation ETF) and Tidal Investments LLC – previously filed with Post-Effective Amendment No. 224 on Form N-1A on June 11, 2024 and is incorporated herein by reference.
(xxvi)	Investment Advisory Agreement between the Trust (for Cambria Chesapeake Pure Trend ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(xxvii)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Carbon Collective Investing, LLC (for the Carbon Collective Climate Solutions U.S. Equity ETF), previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(a) First Amendment to Investment Advisory Agreement to add the following series: Carbon Collective Short Duration Green Bond ETF, previously filed with Post-Effective Amendment No. 196 on Form N-1A on April 2, 2024 and is incorporated herein by reference.

(xxviii)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Platos Philosophy LLC (for The Meet Kevin ETFs), previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
(xxix)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Nicholas Wealth, LLC (for the Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
(i) First Amendment to the Sub-Advisory Agreement adding: Nicholas Global Equity and Income ETF – previously filed with Post-Effective Amendment No. 238 on Form N-1A on July 23, 2024 and is incorporated herein by reference.
(xxx)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Pinnacle Family Advisors, LLC (for the Pinnacle Focused Opportunities ETF) previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(xxxi)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Family Dynasty Advisors LLC (for the Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(xxxii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Newfound Research LLC (for the Return Stacked® Bonds & Managed Futures ETF, Return Stacked® Global Stocks & Bonds ETF, Return Stacked® U.S. Stocks & Managed Futures ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 291 on Form N-1A on December 16, 2024 and is incorporated herein by reference.
(i) First Amendment to the Investment Sub-Advisory Agreement between Tidal Investment LLC and Newfound Research LLC (for the Return Stacked® U.S. Stocks & Gold/Bitcoin ETF) - to be filed by amendment.
(xxxiii)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Montrose Estate Capital Management, LLC d/b/a Days Global Advisors (for the DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 79 on April 14, 2023.
(xxxiv)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Veridien Global Investors LLC (for the Veridien Climate Action ETF), previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
(xxxv)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Roundhill Financial Inc. (for the Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 88 on Form N-1A on May 12, 2023 and is incorporated herein by reference.
(xxxvi)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Chesapeake Capital Corporation (for the Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(xxxvii)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Blueprint Fund Management, LLC (for the Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(xxxviii)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Grizzle Investment Management LLC (for the Grizzle Growth ETF), previously filed with Post-Effective Amendment No. 109 on Form N-1A on August 7, 2023 and is incorporated herein by reference.
(xxxix)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and Cambria Investment Management, L.P. (for the Grizzle Growth ETF), previously filed with Post-Effective Amendment No. 109 on Form N-1A on August 7, 2023 and is incorporated herein by reference.
(xl)	Investment Sub-Advisory Agreement between Toroso Investments, LLC and MSA Power Funds LLC (for the CoreValues Alpha Greater China Growth ETF, previously filed with Post-Effective Amendment No. 124 on Form N-1A on September 20, 2023 and is incorporated herein by reference.
(xli)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Hilton Capital Management, LLC (on behalf of Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(xlii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Quantify Chaos Advisors, LLC (for the Quantify Absolute Income ETF), previously filed with Post-Effective Amendment No. 197 on Form N-1A on April 5, 2024 and is incorporated herein by reference.
(i) First Amendment to the Sub-Advisory Agreement Adding: STKD Bitcoin & Gold ETF, previously filed with Post-Effective Amendment No. 266 on Form N-1A on October 11, 2024 and is incorporated herein by reference.
(ii) Second Amendment to the SubAdvisory Agreement Adding: STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF and STKd 100% META & 100% AMZN ETF previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.

(xliii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Artesian Capital Management (Delaware) LP (for Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 196 on Form N-1A on April 2, 2024 and is incorporated herein by reference.
(xliv)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Even Herd, LLC (for Even Herd Long Short ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(xlv)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Octane Investments, Inc. (for Octane All-Cap Value Energy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
(xlvi)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Peerless Wealth LLC (for Peerless Option Wheel ETF), previously filed with Post-Effective Amendment No. 211 on Form N-1A on May 10, 2024 and is incorporated herein by reference.
(xlvii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Clockwise Capital LLC (for Clockwise Core Equity & Innovation ETF) – previously filed with Post-Effective Amendment No. 295 on Form N-1A on December 23, 2024 and is incorporated herein by reference.
(xlviii)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Chesapeake Capital Corporation (for Cambria Chesapeake Pure Trend ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(xlix)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Cambria Investment Management, L.P (for Cambria Chesapeake Pure Trend ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(l)	Investment Sub-Advisory Agreement between Tidal Investments LLC and Defiance ETFs, LLC (for Defiance Hot Sauce Daily 2X Strategy ETF) – to be filed by amendment.
(i) First Amendment to the Investment Sub-Advisory Agreement between Tidal Investments LLC and Defiance ETFs, LLC (for Defiance 2X Daily Long Pure Quantum ETF) – to be filed by amendment.
(ii) Second Amendment to the Investment Sub-Advisory Agreement between Tidal Investments LLC and Defiance ETFs, LLC (for Defiance MAGA Seven ETF) – to be filed by amendment.
(e)	(i)	Distribution Agreement between the Trust and Foreside Fund Services, LLC, previously filed with the Trusts’ registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(1) First Amendment to the Distribution Agreement (adding YieldMax AAPL Option Income ETF, YieldMax AMZN Option Income Strategy ETF, YieldMax BRK.B Option Income Strategy ETF, YieldMax COIN Option Income Strategy ETF, YieldMax META Option Income Strategy ETF, YieldMax GOOG Option Income Strategy ETF, YieldMax NFLX Option Income Strategy ETF, YieldMax NVDA Option Income Strategy ETF, YieldMax SQ Option Income Strategy ETF, YieldMax TSLA Option Income Strategy ETF, YieldMax ARKK Option Income Strategy ETF, YieldMax KWEB Option Income Strategy ETF, YieldMax GDX Option Income Strategy ETF, YieldMax XBI Option Income Strategy ETF, and YieldMax TLT Option Income Strategy ETF, and Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
(2) Second Amendment to the Distribution Agreement (adding The Meet Kevin Pricing Power ETF, The Meet Kevin Select ETF, The Meet Kevin Moderate ETF), previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
(3) Third Amendment to the Distribution Agreement (adding Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
(4) Fourth Amendment to the Distribution Agreement (adding Pinnacle Focused Opportunities ETF and Veridien Climate Action ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(5) Fifth Amendment to the Distribution Agreement (adding Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(6) Sixth Amendment to the Distribution Agreement (adding DGA Absolute Return ETF and Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Seventh Amendment to the Distribution Agreement (adding Roundhill Generative AI & Technology ETF and CNIC ICE U.S. Carbon Neutral Power Index ETF), previously filed with Post-Effective Amendment No. 81 on Form N-1A on May 1, 2023 and is incorporated herein by reference.
(8) Eighth Amendment to the Distribution Agreement (adding Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(9) Ninth Amendment to the Distribution Agreement (adding Cboe Validus S&P 500 Dynamic PutWrite Index ETF, Grizzle Growth ETF, YieldMax MSTR Option Income Strategy ETF, YieldMax ABNB Option Income Strategy ETF, YieldMax AMD Option Income Strategy ETF, YieldMax MRNA Option Income Strategy ETF, YieldMax PYPL Option Income Strategy ETF, YieldMax DIS Option Income Strategy ETF, YieldMax JPM Option Income Strategy ETF, YieldMax MSFT Option Income Strategy ETF, and YieldMax XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.

(10) Tenth Amendment to the Distribution Agreement (adding Return Stacked® U.S. Stocks & Managed Futures ETF, Defiance Nasdaq 100 Enhanced Options Income ETF, Defiance S&P 500 Enhanced Options Income ETF, and Defiance R2000 Enhanced Options Income ETF), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(11) Eleventh Amendment to the Distribution Agreement (adding CoreValues Alpha Greater China Growth ETF, YieldMax ADBE Option Income Strategy ETF, YieldMax AI Option Income Strategy ETF, YieldMax BA Option Income Strategy ETF, YieldMax BIIB Option Income Strategy ETF, YieldMax INTC Option Income Strategy ETF, YieldMax NKE Option Income Strategy ETF, YieldMax ORCL Option Income Strategy ETF, YieldMax ROKU Option Income Strategy ETF, YieldMax SNOW Option Income Strategy ETF, YieldMax TGT Option Income Strategy ETF and YieldMax ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
(12) Twelfth Amendment to the Distribution Agreement (adding Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(13) Thirteenth Amendment to the Distribution Agreement (adding YieldMax™ Universe Fund of Option Income ETFs, YieldMaxTM Magnificent 7 Fund of Option Income ETFs and Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(14) Fourteenth Amendment to the Distribution Agreement (adding Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF, Defiance R2000 Target Income ETF Quantify Absolute Income ETF, iREIT - MarketVector Quality REIT Index ETF, YieldMax™ Ultra Option Income Strategy ETF and YieldMax™ MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 165 on Form N-1A on February 1, 2024 and is incorporated herein by reference.
(15) Fifteenth Amendment to the Distribution Agreement (addingYieldMax™ TSLA Short Option Income Strategy ETF, YieldMaxTM Innovation Short Option Income Strategy ETF, YieldMax™ NVDA Short Option Income Strategy ETF, YieldMaxTM COIN Short Option Income Strategy ETF and YieldMax™ AAPL Short Option Income Strategy ETF, YieldMaxTM N100 Short Option Income Strategy ETF and Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(16) Sixteenth Amendment to the Distribution Agreement (adding Even Herd Long Short ETF, Peerless Option Wheel ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and YieldMaxTM Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(17) Seventeenth Amendment to the Distribution Agreement (adding Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, Defiance Treasury Enhanced Options Income ETF and Clockwise Core Equity & Innovation ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(18) Eighteenth Amendment to the Distribution Agreement (adding Cambria Chesapeake Pure Trend ETF, Defiance Daily Target 2X Short MSTR ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long Copper ETF, Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2x Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF, Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2x Long Uranium ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(19) Nineteenth Amendment to the Distribution Agreement (adding Octane All-Cap Value Energy ETF, Nicholas Global Equity and Income ETF, YieldMax™ BABA Option Income Strategy ETF, YieldMax™ CVNA Option Income Strategy ETF, YieldMax™ DKNG Option Income Strategy ETF, YieldMax™ HOOD Option Income Strategy ETF, YieldMax™ JD Option Income Strategy ETF, YieldMax™ MARA Option Income Strategy ETF, YieldMax™ PDD Option Income Strategy ETF, YieldMax™ PLTR Option Income Strategy ETF, YieldMax™ RBLX Option Income Strategy ETF, YieldMax™ SHOP Option Income Strategy ETF, YieldMax™ SMCI Option Income Strategy ETF, and YieldMax™ TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
(20) Twentieth Amendment to the Distribution Agreement (adding YieldMax™ Ether Option Income Strategy ETF, STKD Bitcoin & Gold ETF and Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 259 on Form N-1A on September 9, 2024, and is incorporated herein by reference.

(21) Twenty-First Amendment to the Distribution Agreement (adding YieldMax™ Target 12™ Semiconductor Option Income ETF, YieldMax™ Target 12™ Biotech & Pharma Option Income ETF, YieldMax™ Target 12™ Energy Option Income ETF, YieldMax™ Target 12™ Real Estate Option Income ETF, YieldMax™ Target 12™ Tech & Innovation Option Income ETF, YieldMax™ Target 12™ Big 50 Option Income ETF, YieldMax™ Dorsey Wright Hybrid 5 Income ETF, YieldMax™ Dorsey Wright Featured 5 Income ETF, YieldMax™ AI & Tech Portfolio Option Income ETF, YieldMax™ Crypto Industry & Tech Portfolio Option Income ETF, YieldMax™ China Portfolio Option Income ETF, YieldMax™ Semiconductor Portfolio Option Income ETF, YieldMax™ Biotech & Pharma Portfolio Option Income ETF, YieldMax™ Ultra Short Option Income Strategy ETF and Return Stacked® Bonds & Merger Arbitrage ETF, previously filed with Post-Effective Amendment No. 280 on Form N-1A on November 22, 2024, and is incorporated herein by reference.
(22) Twenty-Second Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long GOLD ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF and Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 2X Strategy ETF, Defiance AI & Power Infrastructure ETF, YieldMax™ Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax™ S&P 500 0DTE Covered Call Strategy ETF and YieldMax™ Russell 2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(23) Form of Twenty-Third Amendment to the Distribution Agreement (adding STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF, STKd 100% META & 100% AMZN ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF, Defiance Daily Target 2X Short LLY ETF, YieldMax™ MSTR Short Option Income Strategy ETF, YieldMax™ AMD Short Option Income Strategy ETF, YieldMax™ AMZN Short Option Income Strategy ETF, YieldMax™ MARA Short Option Income Strategy ETF, YieldMax™ Bitcoin Short Option Income Strategy ETF, YieldMax™ META Short Option Income Strategy ETF and YieldMax™ SMCI Short Option Income Strategy ETF) previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(24) Twenty-Fourth Amendment to the Distribution Agreement (adding Defiance Daily Target 2X Long DJT ETF and Defiance Daily Target 2X Long RDDT ETF) – to be filed by amendment.
(25) Twenty-Fifth Amendment to the Distribution Agreement (adding Defiance 2X Daily Long Pure Quantum ETF) – to be filed by amendment.
(26) Twenty-Sixth Amendment to the Distribution Agreement (adding Return Stacked® U.S. Stocks & Gold/Bitcoin ETF) – to be filed by amendment.

(27) Twenty-Seventh Amendment to the Distribution Agreement (adding Defiance Trillion Dollar Club Index ETF) – to be filed by amendment.

(28) Twenty-Eighth Amendment to the Distribution Agreement (adding Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, and Defiance Russell 2000 LightningSpread™ Income ETF) – to be filed by amendment.

(29) Twenty-Ninth Amendment to the Distribution Agreement (adding Defiance MAGA Seven ETF) – to be filed by amendment.
(30) Thirtieth Amendment to the Distribution Agreement (adding YieldMax™ Target [X]™ AI Option Income ETF, YieldMax™ Target [X]™ AMD Option Income ETF, YieldMax™ Target [X]™ AMZN Option Income ETF, YieldMax™ Target [X]™ COIN Option Income ETF, YieldMax™ Target [X]™ MARA Option Income ETF, YieldMax™ Target [X]™ MSTR Option Income ETF, YieldMax™ Target [X]™ NVDA Option Income ETF, YieldMax™ Target [X]™ PLTR Option Income ETF, YieldMax™ Target [X]™ SMCI Option Income ETF and YieldMax™ Target [X]™ TSLA Option Income ETF) – to be filed by amendment.
	(ii)	Form of Authorized Participant Agreement, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
	(iii)	Distribution Services Agreement between Toroso Investments, LLC and Foreside Fund Services, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(f)		Not applicable.
(g)	(i)	Custodian Agreement between the Trust and U.S. Bank National Association, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(1) First Amendment to the Custodian Agreement (adding YieldMax AAPL Option Income Strategy ETF, YieldMax AMZN Option Income Strategy ETF, YieldMax BRK.B Option Income Strategy ETF, YieldMax COIN Option Income Strategy ETF, YieldMax META Option Income Strategy ETF, YieldMax GOOG Option Income Strategy ETF, YieldMax NFLX Option Income Strategy ETF, YieldMax NVDA Option Income Strategy ETF, YieldMax SQ Option Income Strategy ETF, and YieldMax TSLA Option Income ETF, YieldMax ARKK Option Income ETF, YieldMax KWEB Option Income ETF, YieldMax GDX Option Income Strategy ETF, YieldMax XBI Option Income Strategy ETF, and YieldMax TLT Option Income Strategy ETF, and Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.

(2) Second Amendment to the Custodian Agreement (adding The Meet Kevin Pricing Power ETF, The Meet Kevin Select ETF, The Meet Kevin Moderate ETF), previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
(3) Third Amendment to the Custodian Agreement (adding Nicholas Fixed Income Alternative ETF), - filed herewith.
(4) Fourth Amendment to the Custodian Agreement (adding Pinnacle Focused Opportunities ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(5) Fifth Amendment to the Custodian Agreement (adding Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF) previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(6) Sixth Amendment to the Custodian Agreement (adding DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Seventh Amendment to the Custodian Agreement (adding Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(8) Eighth Amendment to the Custodian Agreement (adding Roundhill Generative AI & Technology ETF and CNIC ICE U.S. Carbon Neutral Power Index ETF), previously filed with Post-Effective Amendment No. 81 on Form N-1A on May 1, 2023 and is incorporated herein by reference.
(9) Ninth Amendment to the Custodian Agreement (adding Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(10) Tenth Amendment to the Custodian Agreement (adding Cboe Validus S&P 500 Dynamic PutWrite Index ETF, Grizzle Growth ETF, YieldMax MSTR Option Income Strategy ETF, YieldMax ABNB Option Income Strategy ETF, YieldMax AMD Option Income Strategy ETF, YieldMax MRNA Option Income Strategy ETF, YieldMax PYPL Option Income Strategy ETF, YieldMax DIS Option Income Strategy ETF, YieldMax JPM Option Income Strategy ETF, YieldMax MSFT Option Income Strategy ETF, and YieldMax XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
(11) Eleventh Amendment to the Custodian Agreement (adding Return Stacked® U.S. Stocks & Managed Futures ETF, Defiance Nasdaq 100 Enhanced Options Income ETF, Defiance S&P 500 Enhanced Options Income ETF, and Defiance R2000 Enhanced Options Income ETF), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(12) Twelfth Amendment to the Custodian Agreement (adding CoreValues Alpha Greater China Growth ETF, YieldMax ADBE Option Income Strategy ETF, YieldMax AI Option Income Strategy ETF, YieldMax BA Option Income Strategy ETF, YieldMax BIIB Option Income Strategy ETF, YieldMax INTC Option Income Strategy ETF, YieldMax NKE Option Income Strategy ETF, YieldMax ORCL Option Income Strategy ETF, YieldMax ROKU Option Income Strategy ETF, YieldMax SNOW Option Income Strategy ETF, YieldMax TGT Option Income Strategy ETF and YieldMax ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
(13) Thirteenth Amendment to the Custodian Agreement (adding Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(14) Fourteenth Amendment to the Custodian Agreement (adding YieldMax™ Universe Fund of Option Income ETFs, YieldMax™ Magnificent 7 Fund of Option Income ETFs and Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(15) Fifteenth Amendment to the Custodian Agreement (adding Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF, Defiance R2000 Target Income ETF Quantify Absolute Income ETF, iREIT - MarketVector Quality REIT Index ETF, YieldMax™ Ultra Option Income Strategy ETF and YieldMax™ MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.
(16) Sixteenth Amendment to the Custodian Agreement (addingYieldMax™ TSLA Short Option Income Strategy ETF, YieldMax™ Innovation Short Option Income Strategy ETF, YieldMax™ NVDA Short Option Income Strategy ETF, YieldMax™ COIN Short Option Income Strategy ETF, YieldMax™ AAPL Short Option Income Strategy ETF, YieldMax™ N100 Short Option Income Strategy ETF and Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(17) Seventeenth Amendment to the Custodian Agreement (adding Even Herd Long Short ETF, Peerless Option Wheel ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and YieldMaxTM Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.

(18) Eighteenth Amendment to the Custodian Agreement (adding Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, Defiance Treasury Enhanced Options Income ETF and Clockwise Core Equity & Innovation ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(19) Nineteenth Amendment to the Custodian Agreement (adding Cambria Chesapeake Pure Trend ETF, Defiance Daily Target 2X Short MSTR ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long Copper ETF, Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF, Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2X Long Uranium ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(20) Twentieth Amendment to the Custodian Agreement (adding Octane All-Cap Value Energy ETF, Nicholas Global Equity and Income ETF, YieldMax™ BABA Option Income Strategy ETF, YieldMax™ CVNA Option Income Strategy ETF, YieldMax™ DKNG Option Income Strategy ETF, YieldMax™ HOOD Option Income Strategy ETF, YieldMax™ JD Option Income Strategy ETF, YieldMax™ MARA Option Income Strategy ETF, YieldMax™ PDD Option Income Strategy ETF, YieldMax™ PLTR Option Income Strategy ETF, YieldMax™ RBLX Option Income Strategy ETF, YieldMax™ SHOP Option Income Strategy ETF, YieldMax™ SMCI Option Income Strategy ETF, and YieldMax™ TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
(21) Twenty-First Amendment to the Custodian Agreement (adding YieldMax™ Ether Option Income Strategy ETF, STKD Bitcoin & Gold ETF and Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 261 on Form N-1A on September 18, 2024, and is incorporated herein by reference.
(22) Twenty-Second Amendment to the Custodian Agreement (adding YieldMax™ Target 12™ Semiconductor Option Income ETF, YieldMax™ Target 12™ Biotech & Pharma Option Income ETF, YieldMax™ Target 12™ Energy Option Income ETF, YieldMax™ Target 12™ Real Estate Option Income ETF, YieldMax™ Target 12™ Tech & Innovation Option Income ETF, YieldMax™ Target 12™ Big 50 Option Income ETF, YieldMax™ Dorsey Wright Hybrid 5 Income ETF, YieldMax™ Dorsey Wright Featured 5 Income ETF, YieldMax™ AI & Tech Portfolio Option Income ETF, YieldMax™ Crypto Industry & Tech Portfolio Option Income ETF, YieldMax™ China Portfolio Option Income ETF, YieldMax™ Semiconductor Portfolio Option Income ETF, YieldMax™ Biotech & Pharma Portfolio Option Income ETF, YieldMax™ Ultra Short Option Income Strategy ETF and Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 280 on Form N-1A on November 22, 2024, and is incorporated herein by reference.
(23) Twenty-Third Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long GOLD ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF, Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 2X Strategy ETF, Defiance AI & Power Infrastructure ETF, YieldMax™ Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax™ S&P 500 0DTE Covered Call Strategy ETF and YieldMax™ Russell 2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(24) Twenty-Fourth Amendment to the Custodian Agreement (adding STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF and STKd 100% META & 100% AMZN ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, YieldMax™ MSTR Short Option Income Strategy ETF, YieldMax™ AMD Short Option Income Strategy ETF, YieldMax™ AMZN Short Option Income Strategy ETF, YieldMax™ MARA Short Option Income Strategy ETF, YieldMax™ Bitcoin Short Option Income Strategy ETF, YieldMax™ META Short Option Income Strategy ETF and YieldMax™ SMCI Short Option Income Strategy ETF) previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(25) Twenty-Fifth Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF and Defiance Daily Target 2X Short LLY ETF) – to be filed by amendment.

(26) Twenty-Sixth Amendment to the Custodian Agreement (adding Defiance Daily Target 2X Long DJT ETF and Defiance Daily Target 2X Long RDDT ETF) – to be filed by amendment.
(27) Twenty-Seventh Amendment to the Custodian Agreement (adding Defiance 2X Daily Long Pure Quantum ETF) – to be filed by amendment.
(28) Twenty-Eighth Amendment to the Custodian Agreement (adding Return Stacked® U.S. Stocks & Gold/Bitcoin ETF) – to be filed by amendment.
(29) Twenty-Ninth Amendment to the Custodian Agreement (adding Defiance Trillion Dollar Club Index ETF) – to be filed by amendment.
(30) Thirtieth Amendment to the Custodian Agreement (adding Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, and Defiance Russell 2000 LightningSpread™ Income ETF) – to be filed by amendment.
(31) Thirty-First Amendment to the Custodian Agreement (adding Defiance MAGA Seven ETF) – to be filed by amendment.
(32) Thirty-Second Amendment to the Custodian Agreement (adding YieldMax™ Target [X]™ AI Option Income ETF, YieldMax™ Target [X]™ AMD Option Income ETF, YieldMax™ Target [X]™ AMZN Option Income ETF, YieldMax™ Target [X]™ COIN Option Income ETF, YieldMax™ Target [X]™ MARA Option Income ETF, YieldMax™ Target [X]™ MSTR Option Income ETF, YieldMax™ Target [X]™ NVDA Option Income ETF, YieldMax™ Target [X]™ PLTR Option Income ETF, YieldMax™ Target [X]™ SMCI Option Income ETF and YieldMax™ Target [X]™ TSLA Option Income ETF) – to be filed by amendment.
	(ii)	Semi-Transparent ETF Custody Agreement between Tidal Trust II and U.S. Bank National Association, previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
(h)	(i)	Fund Administration Servicing Agreement between the Trust and Tidal ETF Services LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(1) First Amendment to the Fund Administration Servicing Agreement (adding YieldMax AAPL Option Income Strategy ETF, YieldMax AMZN Option Income Strategy ETF, YieldMax BRK.B Option Income Strategy ETF, YieldMax COIN Option Income Strategy ETF, YieldMax META Option Income Strategy ETF, YieldMax GOOG Option Income Strategy ETF, YieldMax NFLX Option Income Strategy ETF, YieldMax NVDA Option Income Strategy ETF, YieldMax SQ Option Income Strategy ETF, YieldMax TSLA Option Income Strategy ETF, YieldMax ARKK Option Income Strategy ETF, YieldMax KWEB Option Income Strategy ETF, YieldMax GDX Option Income Strategy ETF, YieldMax XBI Option Income Strategy ETF, and YieldMax TLT Option Income Strategy ETF and Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
(2) Second Amendment to the Fund Administration Servicing Agreement (adding The Meet Kevin Pricing Power ETF, The Meet Kevin Select ETF, The Meet Kevin Moderate ETF) Second Amendment to the Fund Administration Servicing Agreement (adding The Meet Kevin Pricing Power ETF, The Meet Kevin Select ETF, The Meet Kevin Moderate ETF), previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference. previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
(3) Third Amendment to the Fund Administration Servicing Agreement (adding Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
(4) Fourth Amendment to the Fund Administration Servicing Agreement (adding Pinnacle Focused Opportunities ETF and Veridien Climate Action ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(5) Fifth Amendment to the Fund Administration Servicing Agreement (adding Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(6) Sixth Amendment to the Fund Administration Servicing Agreement (adding DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Seventh Amendment to the Fund Administration Servicing Agreement (adding Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(8) Eighth Amendment to the Fund Administration Servicing Agreement (adding Roundhill Generative AI & Technology ETF and CNIC ICE U.S. Carbon Neutral Power Index ETF), previously filed with Post-Effective Amendment No. 81 on Form N-1A on May 1, 2023 and is incorporated herein by reference.
(9) Ninth Amendment to the Fund Administration Servicing Agreement (adding Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(10) CCO Services Amendment to Fund Administration Servicing Agreement, previously filed with Post-Effective Amendment No. 88 on Form N-1A on May 12, 2023 and is incorporated herein by reference.

(11) Tenth Amendment to the Fund Administration Servicing Agreement (adding Cboe Validus S&P 500 Dynamic PutWrite Index ETF, Grizzle Growth ETF, YieldMax MSTR Option Income Strategy ETF, YieldMax ABNB Option Income Strategy ETF, YieldMax AMD Option Income Strategy ETF, YieldMax MRNA Option Income Strategy ETF, YieldMax PYPL Option Income Strategy ETF, YieldMax DIS Option Income Strategy ETF, YieldMax JPM Option Income Strategy ETF, YieldMax MSFT Option Income Strategy ETF, and YieldMax XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
(12) Eleventh Amendment to the Fund Administration Servicing Agreement (adding Return Stacked® U.S. Stocks & Managed Futures ETF, Defiance Nasdaq 100 Enhanced Options Income ETF, Defiance S&P 500 Enhanced Options Income ETF, and Defiance R2000 Enhanced Options Income ETF), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(13) Twelfth Amendment to the Fund Administration Servicing Agreement (adding CoreValues Alpha Greater China Growth ETF, YieldMax ADBE Option Income Strategy ETF, YieldMax AI Option Income Strategy ETF, YieldMax BA Option Income Strategy ETF, YieldMax BIIB Option Income Strategy ETF, YieldMax INTC Option Income Strategy ETF, YieldMax NKE Option Income Strategy ETF, YieldMax ORCL Option Income Strategy ETF, YieldMax ROKU Option Income Strategy ETF, YieldMax SNOW Option Income Strategy ETF, YieldMax TGT Option Income Strategy ETF and YieldMax ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 124 on Form N-1A on September 20, 2023 and is incorporated herein by reference.
(14) Thirteenth Amendment to the Fund Administration Servicing Agreement (adding Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(15) Fourteenth Amendment to the Fund Administration Servicing Agreement (adding YieldMax™ Universe Fund of Option Income ETFs, YieldMax™ Magnificent 7 Fund of Option Income ETFs and Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(16) Fifteenth Amendment to the Fund Administration Servicing Agreement (adding Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF, Defiance R2000 Target Income ETF Quantify Absolute Income ETF, iREIT - MarketVector Quality REIT Index ETF, YieldMaxTM Ultra Option Income Strategy ETF and YieldMax™ MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 165 on Form N-1A on February 1, 2024 and is incorporated herein by reference.
(17) Sixteenth Amendment to the Fund Administration Servicing Agreement (adding YieldMax™ TSLA Short Option Income Strategy ETF, YieldMax™ Innovation Short Option Income Strategy ETF, YieldMax™ NVDA Short Option Income Strategy ETF, YieldMax™ COIN Short Option Income Strategy ETF, YieldMax™ AAPL Short Option Income Strategy ETF, YieldMax™ N100 Short Option Income Strategy ETF and Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(18) Seventeenth Amendment to the Fund Administration Servicing Agreement (adding Even Herd Long Short ETF, Peerless Option Wheel ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and YieldMax™ Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(19) Eighteenth Amendment to the Fund Administration Servicing Agreement (adding Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, Defiance Treasury Enhanced Options Income ETF and Clockwise Core Equity & Innovation ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(20) Nineteenth Amendment to the Fund Administration Servicing Agreement (adding Cambria Chesapeake Pure Trend ETF, Defiance Daily Target 2X Short MSTR ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long Copper ETF, Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF, Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2X Long Uranium ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(21) Twentieth Amendment to the Fund Administration Servicing Agreement (adding Octane All-Cap Value Energy ETF, Nicholas Global Equity and Income ETF, YieldMax™ BABA Option Income Strategy ETF, YieldMax™ CVNA Option Income Strategy ETF, YieldMax™ DKNG Option Income Strategy ETF, YieldMax™ HOOD Option Income Strategy ETF, YieldMax™ JD Option Income Strategy ETF, YieldMax™ MARA Option Income Strategy ETF, YieldMax™ PDD Option Income Strategy ETF, YieldMax™ PLTR Option Income Strategy ETF, YieldMax™ RBLX Option Income Strategy ETF, YieldMax™ SHOP Option Income Strategy ETF, YieldMax™ SMCI Option Income Strategy ETF, and YieldMax™ TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.

(22) Twenty-First Amendment to the Fund Administration Servicing Agreement (adding YieldMax™ Ether Option Income Strategy ETF, STKD Bitcoin & Gold ETF and Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 259 on Form N-1A on September 9, 2024, and is incorporated herein by reference.
(23) Twenty-Second Amendment to the Fund Administration Servicing Agreement (adding YieldMax™ Target 12™ Semiconductor Option Income ETF, YieldMax™ Target 12™ Biotech & Pharma Option Income ETF, YieldMax™ Target 12™ Energy Option Income ETF, YieldMax™ Target 12™ Real Estate Option Income ETF, YieldMax™ Target 12™ Tech & Innovation Option Income ETF, YieldMaxTM Target 12™ Big 50 Option Income ETF, YieldMax™ Dorsey Wright Hybrid 5 Income ETF, YieldMax™ Dorsey Wright Featured 5 Income ETF, YieldMax™ AI & Tech Portfolio Option Income ETF, YieldMax™ Crypto Industry & Tech Portfolio Option Income ETF, YieldMax™ China Portfolio Option Income ETF, YieldMax™ Semiconductor Portfolio Option Income ETF, YieldMax™ Biotech & Pharma Portfolio Option Income ETF, YieldMax™ Ultra Short Option Income Strategy ETF and Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 280 on Form N-1A on November 22, 2024, and is incorporated herein by reference.
(24) Twenty-Third Amendment to the Fund Administration Servicing Agreement (adding Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long GOLD ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF, Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 2X Strategy ETF, Defiance AI & Power Infrastructure ETF, YieldMax™ Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax™ S&P 500 0DTE Covered Call Strategy ETF and YieldMax™ Russell 2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(25) Twenty-Fourth Amendment to the Fund Administration Servicing Agreement (adding STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF and STKd 100% META & 100% AMZN ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF and Defiance Daily Target 2X Short LLY ETF, YieldMax™ MSTR Short Option Income Strategy ETF, YieldMax™ AMD Short Option Income Strategy ETF, YieldMax™ AMZN Short Option Income Strategy ETF, YieldMax™ MARA Short Option Income Strategy ETF, YieldMax™ Bitcoin Short Option Income Strategy ETF, YieldMax™ META Short Option Income Strategy ETF and YieldMax™ SMCI Short Option Income Strategy ETF) previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(26) Twenty-Fifth Amendment to the Fund Administration Servicing Agreement (adding Defiance Daily Target 2X Long DJT ETF and Defiance Daily Target 2X Long RDDT ETF) – to be filed by amendment.
(27) Twenty-Sixth Amendment to the Fund Administration Servicing Agreement (adding Defiance 2X Daily Long Pure Quantum ETF) – to be filed by amendment.
(28) Twenty-Seventh Amendment to the Fund Administration Servicing Agreement (adding Return Stacked® U.S. Stocks & Gold/Bitcoin ETF) – to be filed by amendment.

(29) Twenty-Eighth Amendment to the Fund Administration Servicing Agreement (adding Defiance Trillion Dollar Club Index ETF) – to be filed by amendment.

(30) Twenty-Ninth Amendment to the Fund Administration Servicing Agreement (adding Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, and Defiance Russell 2000 LightningSpread™ Income ETF) – to be filed by amendment.

(31) Thirtieth Amendment to the Fund Administration Servicing Agreement (adding Defiance MAGA Seven ETF) – to be filed by amendment.
(32) Thirty-First Amendment to the Fund Administration Servicing Agreement (adding YieldMax™ Target [X]™ AI Option Income ETF, YieldMax™ Target [X]™ AMD Option Income ETF, YieldMax™ Target [X]™ AMZN Option Income ETF, YieldMax™ Target [X]™ COIN Option Income ETF, YieldMax™ Target [X]™ MARA Option Income ETF, YieldMax™ Target [X]™ MSTR Option Income ETF, YieldMax™ Target [X]™ NVDA Option Income ETF, YieldMax™ Target [X]™ PLTR Option Income ETF, YieldMax™ Target [X]™ SMCI Option Income ETF and YieldMax™ Target [X]™ TSLA Option Income ETF) – to be filed by amendment.
(ii)	Fund Sub-Administration Servicing Agreement between Tidal ETF Services LLC on behalf of the Trust and U.S. Bancorp Fund Services, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.

(1) First Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax AAPL Option Income Strategy ETF, YieldMax AMZN Option Income Strategy ETF, YieldMax BRK.B Option Income Strategy ETF, YieldMax COIN Option Income Strategy ETF, YieldMax META Option Income Strategy ETF, YieldMax GOOG Option Income Strategy ETF, YieldMax NFLX Option Income Strategy ETF, YieldMax NVDA Option Income Strategy ETF, YieldMax SQ Option Income Strategy ETF, YieldMax TSLA Option Income Strategy ETF YieldMax ARKK Option Income Strategy ETF, YieldMax KWEB Option Income Strategy ETF, YieldMax GDX Option Income Strategy ETF, YieldMax XBI Option Income Strategy ETF, YieldMax TLT Option Income Strategy ETF, and adding Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
(2) Second Amendment to the Fund Sub-Administration Servicing Agreement (adding The Meet Kevin Pricing Power ETF, The Meet Kevin Select ETF, The Meet Kevin Moderate ETF), previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
(3) Third Amendment to the Fund Sub-Administration Servicing Agreement (adding Nicholas Fixed Income Alternative ETF), - filed herewith.
(4) Fourth Amendment to the Fund Sub-Administration Servicing Agreement (adding Pinnacle Focused Opportunities ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(5) Fifth Amendment to the Fund Sub-Administration Servicing Agreement (adding Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(6) Sixth Amendment to the Fund Sub-Administration Servicing Agreement (adding DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Seventh Amendment to the Fund Sub-Administration Servicing Agreement (adding Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(8) Eighth Amendment to the Fund Sub-Administration Servicing Agreement (adding Roundhill Generative AI & Technology ETF and CNIC ICE U.S. Carbon Neutral Power Index ETF), previously filed with Post-Effective Amendment No. 81 on Form N-1A on May 1, 2023 and is incorporated herein by reference.
(9) Ninth Amendment to the Fund Accounting Servicing Agreement (adding Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(10) Tenth Amendment to the Fund Sub-Administration Servicing Agreement (adding Cboe Validus S&P 500 Dynamic PutWrite Index ETF, Grizzle Growth ETF, YieldMax MSTR Option Income Strategy ETF, YieldMax ABNB Option Income Strategy ETF, YieldMax AMD Option Income Strategy ETF, YieldMax MRNA Option Income Strategy ETF, YieldMax PYPL Option Income Strategy ETF, YieldMax DIS Option Income Strategy ETF, YieldMax JPM Option Income Strategy ETF, YieldMax MSFT Option Income Strategy ETF, and YieldMax XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
(11) Eleventh Amendment to the Fund Sub-Administration Servicing Agreement (adding Return Stacked® U.S. Stocks & Managed Futures ETF, Defiance Nasdaq 100 Enhanced Options Income ETF, Defiance S&P 500 Enhanced Options Income ETF, and Defiance R2000 Enhanced Options Income ETF), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(12) Twelfth Amendment to the Fund Sub-Administration Servicing Agreement (adding CoreValues Alpha Greater China Growth ETF, YieldMax ADBE Option Income Strategy ETF, YieldMax AI Option Income Strategy ETF, YieldMax BA Option Income Strategy ETF, YieldMax BIIB Option Income Strategy ETF, YieldMax INTC Option Income Strategy ETF, YieldMax NKE Option Income Strategy ETF, YieldMax ORCL Option Income Strategy ETF, YieldMax ROKU Option Income Strategy ETF, YieldMax SNOW Option Income Strategy ETF, YieldMax TGT Option Income Strategy ETF and YieldMax ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
(13) Thirteenth Amendment to the Fund Sub-Administration Servicing Agreement (adding Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(14) Fourteenth Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax™ Universe Fund of Option Income ETFs, YieldMax™ Magnificent 7 Fund of Option Income ETFs and Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(15) Fifteenth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF, Defiance R2000 Target Income ETF Quantify Absolute Income ETF, iREIT - MarketVector Quality REIT Index ETF, YieldMax™ Ultra Option Income Strategy ETF and YieldMax™ MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.

(16) Sixteenth Amendment to the Fund Sub-Administration Servicing Agreement (addingYieldMax™ TSLA Short Option Income Strategy ETF, YieldMax™ Innovation Short Option Income Strategy ETF, YieldMax™ NVDA Short Option Income Strategy ETF, YieldMax™ COIN Short Option Income Strategy ETF, YieldMax™ AAPL Short Option Income Strategy ETF, YieldMax™ N100 Short Option Income Strategy ETF and Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(17) Seventeenth Amendment to the Fund Sub-Administration Servicing Agreement (adding Even Herd Long Short ETF, Peerless Option Wheel ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and YieldMax™ Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(18) Eighteenth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, Defiance Treasury Enhanced Options Income ETF and Clockwise Core Equity & Innovation ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(19) Nineteenth Amendment to the Fund Sub-Administration Servicing Agreement (adding Cambria Chesapeake Pure Trend ETF, Defiance Daily Target 2X Short MSTR ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long Copper ETF, Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF, Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2X Long Uranium ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(20) Twentieth Amendment to the Fund Sub-Administration Servicing Agreement (adding Octane All-Cap Value Energy ETF, Nicholas Global Equity and Income ETF, YieldMax™ BABA Option Income Strategy ETF, YieldMax™ CVNA Option Income Strategy ETF, YieldMax™ DKNG Option Income Strategy ETF, YieldMax™ HOOD Option Income Strategy ETF, YieldMax™ JD Option Income Strategy ETF, YieldMax™ MARA Option Income Strategy ETF, YieldMax™ PDD Option Income Strategy ETF, YieldMax™ PLTR Option Income Strategy ETF, YieldMax™ RBLX Option Income Strategy ETF, YieldMax™ SHOP Option Income Strategy ETF, YieldMax™ SMCI Option Income Strategy ETF, and YieldMax™ TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
(21) Twenty-First Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax™ Ether Option Income Strategy ETF, STKD Bitcoin & Gold ETF and Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 261 on Form N-1A on September 18, 2024, and is incorporated herein by reference.
(22) Twenty-Second Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax™ Target 12™ Semiconductor Option Income ETF, YieldMax™ Target 12™ Biotech & Pharma Option Income ETF, YieldMax™ Target 12™ Energy Option Income ETF, YieldMax™ Target 12™ Real Estate Option Income ETF, YieldMax™ Target 12™ Tech & Innovation Option Income ETF, YieldMaxTM Target 12™ Big 50 Option Income ETF, YieldMax™ Dorsey Wright Hybrid 5 Income ETF, YieldMax™ Dorsey Wright Featured 5 Income ETF, YieldMax™ AI & Tech Portfolio Option Income ETF, YieldMax™ Crypto Industry & Tech Portfolio Option Income ETF, YieldMax™ China Portfolio Option Income ETF, YieldMax™ Semiconductor Portfolio Option Income ETF, YieldMax™ Biotech & Pharma Portfolio Option Income ETF, YieldMax™ Ultra Short Option Income Strategy ETF and Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 280 on Form N-1A on November 22, 2024, and is incorporated herein by reference.
(23) Twenty-Third Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long GOLD ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF, Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 2X Strategy ETF, Defiance AI & Power Infrastructure ETF, YieldMax™ Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax™ S&P 500 0DTE Covered Call Strategy ETF and YieldMax™ Russell 2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(24) Twenty-Fourth Amendment to the Fund Sub-Administration Servicing Agreement (adding STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF, STKd 100% META & 100% AMZN ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, YieldMax™ MSTR Short Option Income Strategy ETF, YieldMax™ AMD Short Option Income Strategy ETF, YieldMax™ AMZN Short Option Income Strategy ETF, YieldMax™ MARA Short Option Income Strategy ETF, YieldMax™ Bitcoin Short Option Income Strategy ETF, YieldMax™ META Short Option Income Strategy ETF and YieldMax™ SMCI Short Option Income Strategy ETF) previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.

(25) Twenty-Fifth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF and Defiance Daily Target 2X Short LLY ETF) – to be filed by amendment
(26) Twenty-Sixth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Daily Target 2X Long DJT ETF and Defiance Daily Target 2X Long RDDT ETF) – to be filed by amendment.
(27) Twenty-Seventh Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance 2X Daily Long Pure Quantum ETF) – to be filed by amendment.
(28) Twenty-Eighth Amendment to the Fund Sub-Administration Servicing Agreement (adding Return Stacked® U.S. Stocks & Gold/Bitcoin ETF) – to be filed by amendment.

(29) Twenty-Ninth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Trillion Dollar Club Index ETF) – to be filed by amendment.

(30) Thirtieth Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, and Defiance Russell 2000 LightningSpread™ Income ETF) – to be filed by amendment.

(31) Thirty-First Amendment to the Fund Sub-Administration Servicing Agreement (adding Defiance MAGA Seven ETF) – to be filed by amendment.
(32) Thirty-Second Amendment to the Fund Sub-Administration Servicing Agreement (adding YieldMax™ Target [X]™ AI Option Income ETF, YieldMax™ Target [X]™ AMD Option Income ETF, YieldMax™ Target [X]™ AMZN Option Income ETF, YieldMax™ Target [X]™ COIN Option Income ETF, YieldMax™ Target [X]™ MARA Option Income ETF, YieldMax™ Target [X]™ MSTR Option Income ETF, YieldMax™ Target [X]™ NVDA Option Income ETF, YieldMax™ Target [X]™ PLTR Option Income ETF, YieldMax™ Target [X]™ SMCI Option Income ETF and YieldMax™ Target [X]™ TSLA Option Income ETF) – to be filed by amendment.
(iii)	Semi-Transparent ETF Fund Sub-Administration Servicing Agreement, previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
(iv)	Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(1) First Amendment to the Fund Accounting Servicing Agreement (adding YieldMax AAPL Option Income Strategy ETF, YieldMax AMZN Option Income Strategy ETF, YieldMax BRK.B Option Income Strategy ETF, YieldMax COIN Option Income Strategy ETF, YieldMax META Option Income Strategy ETF, YieldMax GOOG Option Income Strategy ETF, YieldMax NFLX Option Income Strategy ETF, YieldMax NVDA Option Income Strategy ETF, YieldMax SQ Option Income Strategy ETF, YieldMax TSLA Option Income Strategy ETF, YieldMax ARKK Option Income Strategy ETF, YieldMax KWEB Option Income Strategy ETF, YieldMax GDX Option Income Strategy ETF, YieldMax XBI Option Income Strategy ETF, YieldMax TLT Option Income Strategy ETF, and Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
(2) Second Amendment to the Fund Accounting Servicing Agreement (adding The Meet Kevin Pricing Power ETF, The Meet Kevin Select ETF, The Meet Kevin Moderate ETF), previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
(3) Third Amendment to the Fund Accounting Servicing Agreement (adding Nicholas Fixed Income Alternative ETF), - filed herewith.
(4) Fourth Amendment to the Fund Accounting Servicing Agreement (adding Pinnacle Focused Opportunities ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(5) Fifth Amendment to the Fund Accounting Servicing Agreement (adding Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(6) Sixth Amendment to the Fund Accounting Servicing Agreement (adding DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Seventh Amendment to the Fund Accounting Servicing Agreement (adding Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.

(8) Eighth Amendment to the Fund Accounting Servicing Agreement (adding Roundhill Generative AI & Technology ETF and CNIC ICE U.S. Carbon Neutral Power Index ETF), previously filed with Post-Effective Amendment No. 81 on Form N-1A on May 1, 2023 and is incorporated herein by reference.
(9) Ninth Amendment to the Fund Accounting Servicing Agreement (adding Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(10) Tenth Amendment to the Fund Accounting Servicing Agreement (adding Cboe Validus S&P 500 Dynamic PutWrite Index ETF, Grizzle Growth ETF, YieldMax MSTR Option Income Strategy ETF, YieldMax ABNB Option Income Strategy ETF, YieldMax AMD Option Income Strategy ETF, YieldMax MRNA Option Income Strategy ETF, YieldMax PYPL Option Income Strategy ETF, YieldMax DIS Option Income Strategy ETF, YieldMax JPM Option Income Strategy ETF, YieldMax MSFT Option Income Strategy ETF, and YieldMax XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
(11) Eleventh Amendment to the Fund Accounting Servicing Agreement (adding Return Stacked® U.S. Stocks & Managed Futures ETF, Defiance Nasdaq 100 Enhanced Options Income ETF, Defiance S&P 500 Enhanced Options Income ETF, and Defiance R2000 Enhanced Options Income ETF), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(12) Twelfth Amendment to the Fund Accounting Servicing Agreement (adding CoreValues Alpha Greater China Growth ETF, YieldMax ADBE Option Income Strategy ETF, YieldMax AI Option Income Strategy ETF, YieldMax BA Option Income Strategy ETF, YieldMax BIIB Option Income Strategy ETF, YieldMax INTC Option Income Strategy ETF, YieldMax NKE Option Income Strategy ETF, YieldMax ORCL Option Income Strategy ETF, YieldMax ROKU Option Income Strategy ETF, YieldMax SNOW Option Income Strategy ETF, YieldMax TGT Option Income Strategy ETF and YieldMax ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
(13) Thirteenth Amendment to the Fund Accounting Servicing Agreement (adding Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(14) Fourteenth Amendment to the Fund Accounting Servicing Agreement (adding YieldMax™ Universe Fund of Option Income ETFs, YieldMaxTM Magnificent 7 Fund of Option Income ETFs and Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(15) Fifteenth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF, Defiance R2000 Target Income ETF Quantify Absolute Income ETF, iREIT - MarketVector Quality REIT Index ETF, YieldMax™ Ultra Option Income Strategy ETF and YieldMax™ MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.
(16) Sixteenth Amendment to the Fund Accounting Servicing Agreement (addingYieldMax™ TSLA Short Option Income Strategy ETF, YieldMaxTM Innovation Short Option Income Strategy ETF, YieldMax™ NVDA Short Option Income Strategy ETF, YieldMaxTM COIN Short Option Income Strategy ETF, YieldMax™ AAPL Short Option Income Strategy ETF, YieldMaxTM N100 Short Option Income Strategy ETF and Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(17) Seventeenth Amendment to the Fund Accounting Servicing Agreement (adding Even Herd Long Short ETF, Peerless Option Wheel ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and YieldMaxTM Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(18) Eighteenth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, Defiance Treasury Enhanced Options Income ETF and Clockwise Core Equity & Innovation ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(19) Nineteenth Amendment to the Fund Accounting Servicing Agreement (adding Cambria Chesapeake Pure Trend ETF, Defiance Daily Target 2X Short MSTR ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2x Long Copper ETF, Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF, Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2X Long Uranium ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.

(20) Twentieth Amendment to the Fund Accounting Servicing Agreement (adding Octane All-Cap Value Energy ETF, Nicholas Global Equity and Income ETF, YieldMax™ BABA Option Income Strategy ETF, YieldMax™ CVNA Option Income Strategy ETF, YieldMax™ DKNG Option Income Strategy ETF, YieldMax™ HOOD Option Income Strategy ETF, YieldMax™ JD Option Income Strategy ETF, YieldMax™ MARA Option Income Strategy ETF, YieldMax™ PDD Option Income Strategy ETF, YieldMax™ PLTR Option Income Strategy ETF, YieldMax™ RBLX Option Income Strategy ETF, YieldMax™ SHOP Option Income Strategy ETF, YieldMax™ SMCI Option Income Strategy ETF, and YieldMax™ TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
(21) Twenty-First Amendment to the Fund Accounting Servicing Agreement (adding YieldMax™ Ether Option Income Strategy ETF, STKD Bitcoin & Gold ETF and Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 261 on Form N-1A on September 18, 2024, and is incorporated herein by reference.
(22) Twenty-Second Amendment to the Fund Accounting Servicing Agreement (adding YieldMax™ Target 12™ Semiconductor Option Income ETF, YieldMax™ Target 12™ Biotech & Pharma Option Income ETF, YieldMax™ Target 12™ Energy Option Income ETF, YieldMax™ Target 12™ Real Estate Option Income ETF, YieldMax™ Target 12™ Tech & Innovation Option Income ETF, YieldMax™ Target 12™ Big 50 Option Income ETF, YieldMax™ Dorsey Wright Hybrid 5 Income ETF, YieldMax™ Dorsey Wright Featured 5 Income ETF, YieldMax™ AI & Tech Portfolio Option Income ETF, YieldMax™ Crypto Industry & Tech Portfolio Option Income ETF, YieldMax™ China Portfolio Option Income ETF, YieldMax™ Semiconductor Portfolio Option Income ETF, YieldMax™ Biotech & Pharma Portfolio Option Income ETF, YieldMax™ Ultra Short Option Income Strategy ETF and Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 280 on Form N-1A on November 22, 2024, and is incorporated herein by reference.
(23) Twenty-Third Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long GOLD ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF, Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 2X Strategy ETF, Defiance AI & Power Infrastructure ETF, YieldMax™ Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax™ S&P 500 0DTE Covered Call Strategy ETF and YieldMax™ Russell 2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(24) Form of Twenty-Fourth Amendment to the Fund Accounting Servicing Agreement (adding STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF, STKd 100% META & 100% AMZN ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, YieldMax™ MSTR Short Option Income Strategy ETF, YieldMax™ AMD Short Option Income Strategy ETF, YieldMax™ AMZN Short Option Income Strategy ETF, YieldMax™ MARA Short Option Income Strategy ETF, YieldMax™ Bitcoin Short Option Income Strategy ETF, YieldMax™ META Short Option Income Strategy ETF and YieldMax™ SMCI Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(25) Twenty-Fifth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF, Defiance Daily Target 2X Short LLY ETF) – to be filed by amendment.
(26) Twenty-Sixth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Daily Target 2X Long DJT ETF and Defiance Daily Target 2X Long RDDT ETF) – to be filed by amendment.
(27) Twenty-Seventh Amendment to the Fund Accounting Servicing Agreement (adding Defiance 2X Daily Long Pure Quantum ETF) – to be filed by amendment.
(28) Twenty-Eighth Amendment to the Fund Accounting Servicing Agreement (adding Return Stacked® U.S. Stocks & Gold/Bitcoin ETF) – to be filed by amendment.

(29) Twenty-Ninth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Trillion Dollar Club Index ETF) – to be filed by amendment.

(30) Thirtieth Amendment to the Fund Accounting Servicing Agreement (adding Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, and Defiance Russell 2000 LightningSpread™ Income ETF) – to be filed by amendment.

(31) Thirty-First Amendment to the Fund Accounting Servicing Agreement (adding Defiance MAGA Seven ETF) – to be filed by amendment.
(32) Thirty-Second Amendment to the Fund Accounting Servicing Agreement (adding YieldMax™ Target [X]™ AI Option Income ETF, YieldMax™ Target [X]™ AMD Option Income ETF, YieldMax™ Target [X]™ AMZN Option Income ETF, YieldMax™ Target [X]™ COIN Option Income ETF, YieldMax™ Target [X]™ MARA Option Income ETF, YieldMax™ Target [X]™ MSTR Option Income ETF, YieldMax™ Target [X]™ NVDA Option Income ETF, YieldMax™ Target [X]™ PLTR Option Income ETF, YieldMax™ Target [X]™ SMCI Option Income ETF and YieldMax™ Target [X]™ TSLA Option Income ETF) – to be filed by amendment.

(v)	Semi-Transparent ETF Trust Fund Accounting Servicing Agreement, previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
(vi)	Transfer Agent Agreement between the Trust and U.S. Bancorp Fund Services, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
(1) First Amendment to the Transfer Agent Agreement (adding YieldMax AAPL Option Income ETF, YieldMax AMZN Option Income Strategy ETF, YieldMax BRK.B Option Income Strategy ETF, YieldMax COIN Option Income Strategy ETF, YieldMax META Option Income Strategy ETF, YieldMax GOOG Option Income Strategy ETF, YieldMax NFLX Option Income Strategy ETF, YieldMax NVDA Option Income Strategy ETF, YieldMax SQ Option Income Strategy ETF, YieldMax TSLA Option Income Strategy ETF, YieldMax ARKK Option Income Strategy ETF, YieldMax KWEB Option Income Strategy ETF, YieldMax GDX Option Income Strategy ETF, YieldMax XBI Option Income Strategy ETF, and YieldMax TLT Option Income Strategy ETF, and Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
(2) Second Amendment to the Transfer Agent Agreement (adding The Meet Kevin Pricing Power ETF, The Meet Kevin Select ETF, The Meet Kevin Moderate ETF), previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
(3) Third Amendment to the Transfer Agent Agreement (adding Nicholas Fixed Income Alternative ETF), - filed herewith.
(4) Fourth Amendment to the Transfer Agent Agreement (adding Pinnacle Focused Opportunities ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(5) Fifth Amendment to the Transfer Agent Agreement (adding Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(6) Sixth Amendment to the Transfer Agent Agreement (adding DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(7) Seventh Amendment to the Transfer Agent Agreement (adding Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(8) Eighth Amendment to the Transfer Agent Agreement (adding Roundhill Generative AI & Technology ETF and CNIC ICE U.S. Carbon Neutral Power Index ETF), previously filed with Post-Effective Amendment No. 81 on Form N-1A on May 1, 2023 and is incorporated herein by reference.
(9) Ninth Amendment to the Transfer Agent Agreement (adding Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(10) Tenth Amendment to the Transfer Agent Agreement (adding Cboe Validus S&P 500 Dynamic PutWrite Index ETF, Grizzle Growth ETF, YieldMax MSTR Option Income Strategy ETF, YieldMax ABNB Option Income Strategy ETF, YieldMax AMD Option Income Strategy ETF, YieldMax MRNA Option Income Strategy ETF, YieldMax PYPL Option Income Strategy ETF, YieldMax DIS Option Income Strategy ETF, YieldMax JPM Option Income Strategy ETF, YieldMax MSFT Option Income Strategy ETF, and YieldMax XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
(11) Eleventh Amendment to the Transfer Agent Agreement (adding Defiance Nasdaq 100 Enhanced Options Income ETF, Defiance S&P 500 Enhanced Options Income ETF, and Defiance R2000 Enhanced Options Income ETF), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(12) Twelfth Amendment to the Transfer Agent Agreement (adding CoreValues Alpha Greater China Growth ETF, YieldMax ADBE Option Income Strategy ETF, YieldMax AI Option Income Strategy ETF, YieldMax BA Option Income Strategy ETF, YieldMax BIIB Option Income Strategy ETF, YieldMax INTC Option Income Strategy ETF, YieldMax NKE Option Income Strategy ETF, YieldMax ORCL Option Income Strategy ETF, YieldMax ROKU Option Income Strategy ETF, YieldMax SNOW Option Income Strategy ETF, YieldMax TGT Option Income Strategy ETF and YieldMax ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
(13) Thirteenth Amendment to the Transfer Agent Agreement (adding Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(14) Fourteenth Amendment to the Transfer Agent Agreement (adding YieldMax™ Universe Fund of Option Income ETFs, YieldMaxTM Magnificent 7 Fund of Option Income ETFs and Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(15) Fifteenth Amendment to the Transfer Agent Agreement (adding Defiance Developed Markets Enhanced Options Income ETF, Defiance Emerging Markets Enhanced Options Income ETF, Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF, Defiance R2000 Target Income ETF Quantify Absolute Income ETF, iREIT - MarketVector Quality REIT Index ETF, YieldMax™ Ultra Option Income Strategy ETF and YieldMax™ MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.

(16) Sixteenth Amendment to the Transfer Agent Agreement (adding YieldMax™ TSLA Short Option Income Strategy ETF, YieldMaxTM Innovation Short Option Income Strategy ETF, YieldMax™ NVDA Short Option Income Strategy ETF, YieldMaxTM COIN Short Option Income Strategy ETF, YieldMax™ AAPL Short Option Income Strategy ETF, YieldMaxTM N100 Short Option Income Strategy ETF and Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(17) Seventeenth Amendment to the Transfer Agent Agreement (adding Even Herd Long Short ETF, Peerless Option Wheel ETF, Return Stacked® Bonds & Futures Yield ETF, Return Stacked® U.S. Equity & Futures Yield ETF and YieldMaxTM Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(18) Eighteenth Amendment to the Transfer Agent Agreement (adding Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, Defiance Treasury Enhanced Options Income ETF and Clockwise Core Equity & Innovation ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(19) Nineteenth Amendment to the Transfer Agent Agreement (adding Cambria Chesapeake Pure Trend ETF, Defiance Daily Target 2X Short MSTR ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long Copper ETF, Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2x Long NVO ETF, Defiance Daily Target 2X Long AVGO ETF, Defiance Daily Target 2X Long SMCI ETF, Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2X Long Uranium ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(20) Twentieth Amendment to the Transfer Agent Agreement (adding Octane All-Cap Value Energy ETF, Nicholas Global Equity and Income ETF, YieldMax™ BABA Option Income Strategy ETF, YieldMax™ CVNA Option Income Strategy ETF, YieldMax™ DKNG Option Income Strategy ETF, YieldMax™ HOOD Option Income Strategy ETF, YieldMax™ JD Option Income Strategy ETF, YieldMax™ MARA Option Income Strategy ETF, YieldMax™ PDD Option Income Strategy ETF, YieldMax™ PLTR Option Income Strategy ETF, YieldMax™ RBLX Option Income Strategy ETF, YieldMax™ SHOP Option Income Strategy ETF, YieldMax™ SMCI Option Income Strategy ETF, and YieldMax™ TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
(21) Twenty-First Amendment to the Transfer Agent Agreement (adding YieldMax™ Ether Option Income Strategy ETF, STKD Bitcoin & Gold ETF and Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 261 on Form N-1A on September 18, 2024, and is incorporated herein by reference.
(22) Twenty-Second Amendment to the Transfer Agent Agreement (adding YieldMax™ Target 12™ Semiconductor Option Income ETF, YieldMax™ Target 12™ Biotech & Pharma Option Income ETF, YieldMax™ Target 12™ Energy Option Income ETF, YieldMax™ Target 12™ Real Estate Option Income ETF, YieldMax™ Target 12™ Tech & Innovation Option Income ETF, YieldMax™ Target 12™ Big 50 Option Income ETF, YieldMax™ Dorsey Wright Hybrid 5 Income ETF, YieldMax™ Dorsey Wright Featured 5 Income ETF, YieldMax™ AI & Tech Portfolio Option Income ETF, YieldMax™ Crypto Industry & Tech Portfolio Option Income ETF, YieldMax™ China Portfolio Option Income ETF, YieldMax™ Semiconductor Portfolio Option Income ETF, YieldMax™ Biotech & Pharma Portfolio Option Income ETF, YieldMax™ Ultra Short Option Income Strategy ETF and Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 280 on Form N-1A on November 22, 2024, and is incorporated herein by reference.
(23) Twenty-Third Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long GOLD ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF, Defiance Daily Target 2X Long DKNG ETF, Defiance Hot Sauce Daily 2X Strategy ETF, Defiance AI & Power Infrastructure ETF, YieldMax™ Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax™ S&P 500 0DTE Covered Call Strategy ETF, YieldMax™ Russell 2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(24) Twenty-Fourth Amendment to the Transfer Agent Agreement (adding STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF, STKd 100% META & 100% AMZN ETF, Defiance Leveraged Long MSTR ETF, Defiance Leveraged Long + Income MSTR ETF, Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF, Defiance Daily Target 2X Long RGTI ETF, YieldMax™ MSTR Short Option Income Strategy ETF, YieldMax™ AMD Short Option Income Strategy ETF, YieldMax™ AMZN Short Option Income Strategy ETF, YieldMax™ MARA Short Option Income Strategy ETF, YieldMax™ Bitcoin Short Option Income Strategy ETF, YieldMax™ META Short Option Income Strategy ETF and YieldMax™ SMCI Short Option Income Strategy ETF) previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.

(25) Twenty-Fifth Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF and Defiance Daily Target 2X Short LLY ETF) – to be filed by amendment.
(26) Twenty-Sixth Amendment to the Transfer Agent Agreement (adding Defiance Daily Target 2X Long DJT ETF and Defiance Daily Target 2X Long RDDT ETF) – to be filed by amendment.
(27) Twenty-Seventh Amendment to the Transfer Agent Agreement (adding Defiance 2X Daily Long Pure Quantum ETF) – to be filed by amendment
(28) Twenty-Eighth Amendment to the Transfer Agent Agreement (adding Return Stacked® U.S. Stocks & Gold/Bitcoin ETF) – to be filed by amendment

(29) Twenty-Ninth Amendment to the Transfer Agent Agreement (adding Defiance Trillion Dollar Club Index ETF) – to be filed by amendment

(30) Thirtieth Amendment to the Transfer Agent Agreement (adding Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, and Defiance Russell 2000 LightningSpread™ Income ETF) – to be filed by amendment

(31) Thirty-First Amendment to the Transfer Agent Agreement (adding Defiance MAGA Seven ETF) – to be filed by amendment
(32) Thirty-Second Amendment to the Transfer Agent Agreement (adding YieldMax™ Target [X]™ AI Option Income ETF, YieldMax™ Target [X]™ AMD Option Income ETF, YieldMax™ Target [X]™ AMZN Option Income ETF, YieldMax™ Target [X]™ COIN Option Income ETF, YieldMax™ Target [X]™ MARA Option Income ETF, YieldMax™ Target [X]™ MSTR Option Income ETF, YieldMax™ Target [X]™ NVDA Option Income ETF, YieldMax™ Target [X]™ PLTR Option Income ETF, YieldMax™ Target [X]™ SMCI Option Income ETF and YieldMax™ Target [X]™ TSLA Option Income ETF) – to be filed by amendment
(vii)	Semi-Transparent ETF Transfer Agent Servicing Agreement, previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
(viii)	Fee Waiver Agreement between the Trust (on behalf of the Return Stacked® Global Stocks & Bonds ETF), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(ix)	Powers of Attorney, previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023, is hereby incorporated by reference.
(x)	Futures Trading Advisory Agreement between Toroso Investments, LLC and ReSolve Asset Management SEZC (Cayman) (for the Return Stacked® Bonds & Managed Futures ETF and Return Stacked® U.S. Stocks & Managed Futures ETF), previously filed with Post-Effective Amendment No. 131 on Form N-1A on October 25, 2023 and is incorporated herein by reference.
(i) First Amendment to the Futures Trading Advisory Agreement between Tidal Investment LLC and ReSolve Asset Management SEZC (Cayman) (for the Return Stacked® Bonds & Futures Yield ETF and Return Stacked® U.S. Equity & Futures Yield ETF), previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
(xi)	Futures Trading Advisory Agreement between Toroso Investments, LLC and Chesapeake Capital Corporation (for the Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 103 on Form N-1A on June 30, 2023 and is incorporated herein by reference.
(xii)	Futures Trading Advisory Agreement between Tidal Investments LLC and Chesapeake Capital Corporation (for the Cambria Chesapeake Pure Trend ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(xiii)	Form of ETF Support Agreement by and among Toroso Investments, LLC, Tidal ETF Services, LLC, and one or more fund sponsor(s), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xiv)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of each series of the Trust) and various Aberdeen trusts (on behalf of each series), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xv)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust and various BlackRock and iShares trusts (on behalf of each series), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(xvi)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and Direxion Shares ETF Trust (on behalf of certain series of the Trust), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.

(i) Amendment to Rule 12d1-4 Excluded Series (Funds) of the Direxion Shares ETF Trust, previously filed with Post-Effective Amendment No. 211 on Form N-1A on May 10, 2024 and is incorporated herein by reference.
	(xvii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and Fidelity Merrimack Street Trust, Fidelity Covington Trust, Fidelity Commonwealth Trust (on behalf of certain series of the Trust),
(i) Amendment to Rule 12d1-4 Fund of Funds Investment Agreement, previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
	(xviii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of each series of the Trust) and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(xix)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and PIMCO ETF Trust and PIMCO Equity Series (on behalf of certain series of the Trust), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(xx)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and ProShares Trust, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(xxi)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and The Select Sector SPDR Trust, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(xxii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and SPDR Series Trust, SPDR Index Shares Funds, and SSGA Active Trust, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(xxiii)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of each series of the Trust) and VanEck ETF (on behalf of certain series), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(xxiv)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and Vanguard Funds (on behalf of certain series), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(xxv)	Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and Cambria ETF Trust (on behalf of certain series), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023and is incorporated herein by reference.
(1) Amendment to Rule 12d1-4 Fund of Funds Investment Agreement, previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
	(xxvi)	Form of Fee Waiver Agreement between the Trust (on behalf of the DGA Absolute Return ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 79 on April 14, 2023.
	(xxvii)	Fee Waiver Agreement between the Trust (on behalf of the DGA Core Plus Absolute Return ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 281 on Form N-1A on November 22, 2024 and is incorporated herein by reference.
	(xxviii)	Fee Waiver Agreement between the Trust (on behalf of the CoreValues Alpha Greater China Growth ETF) and Toroso Investments, LLC, previously filed with Post-Effective Amendment No. 124 on Form N-1A on September 20, 2023 and is incorporated herein by reference.
	(xxix)	Fee Waiver Agreement between the Trust (on behalf of the Peerless Option Income Wheel ETF) and Tidal Investments LLC, previously filed with Post-Effective Amendment No. 211 on Form N-1A on May 10, 2024 and is incorporated herein by reference.
	(xxx)	Fee Waiver Agreement between the Trust (on behalf of the YieldMax™ Ultra Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.
	(xxxi)	Fee Waiver Agreement between the Trust (on behalf of the Quantify Absolute Income ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
	(xxxii)	Fee Waiver Agreement between the Trust (on behalf of the Octane All-Cap Value Energy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
	(xxxiii)	Fee Waiver Agreement between the Trust (on behalf of the YieldMaxTM Ultra Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 311 on Form N-1A on February 13, 2025, and is incorporated herein by reference.
(i)	(i)	Opinion and Consent of Counsel (for the Carbon Collective Climate Solutions U.S. Equity ETF), previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
	(ii)	Opinion and Consent of Counsel (for the YieldMax AAPL Option Income Strategy ETF, YieldMax AMZN Option Income Strategy ETF, YieldMax BRK.B Option Income Strategy ETF, YieldMax COIN Option Income Strategy ETF, YieldMax META Option Income Strategy ETF, YieldMax GOOG Option Income Strategy ETF, YieldMax NFLX Option Income Strategy ETF, YieldMax NVDA Option Income Strategy ETF, YieldMax SQ Option Income Strategy ETF, and YieldMax TSLA Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 32 on Form N-1A on November 21, 2022 and is incorporated herein by reference.

(iii)	Opinion and Consent of Counsel (for the YieldMax ARKK Option Income Strategy ETF, YieldMax KWEB Option Income Strategy ETF, YieldMax GDX Option Income Strategy ETF, YieldMax XBI Option Income Strategy ETF, and YieldMax TLT Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 33 on Form N-1A on November 21, 2022 and is incorporated herein by reference.
(iv)	Opinion and Consent of Counsel (for the Senior Secured Credit Opportunities ETF), previously filed with Post-Effective Amendment No. 15 on Form N-1A on October 13, 2022 and is incorporated herein by reference.
(v)	Opinion and Consent of Counsel (for The Meet Kevin Pricing Power ETF, The Meet Kevin Select ETF, The Meet Kevin Moderate ETF), previously filed with Post-Effective Amendment No. 28 on Form N-1A on November 14, 2022 and is incorporated herein by reference.
(vi)	Opinion and Consent of Counsel (for the Nicholas Fixed Income Alternative ETF), previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 22, 2022 and is incorporated herein by reference.
(vii)	Opinion and Consent of Counsel (for the Pinnacle Focused Opportunities ETF), previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
(viii)	Opinion and Consent of Counsel (for the Tactical Advantage ETF), previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
(ix)	Opinion and Consent of Counsel (for the Return Stacked® Bonds & Managed Futures ETF and Return Stacked® Global Stocks & Bonds ETF), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
(x)	Opinion and Consent of Counsel (for the DGA Absolute Return ETF), previously filed with Post-Effective Amendment No. 79 on April 14, 2023.
(xi)	Opinion and Consent of Counsel (for the Veridien Climate Action ETF), previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
(xii)	Opinion and Consent of Counsel (for the Roundhill Generative AI & Technology ETF), previously filed with Post-Effective Amendment No. 88 on Form N-1A on May 12, 2023 and is incorporated herein by reference.
(xiii)	Opinion and Consent of Counsel (for the CNIC ICE U.S. Carbon Neutral Power Index ETF), previously filed with Post-Effective Amendment No. 81 on Form N-1A on May 1, 2023 and is incorporated herein by reference.
(xiv)	Opinion and Consent of Counsel (for the Blueprint Chesapeake Multi-Asset Trend ETF), previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
(xv)	Opinion and Consent of Counsel (for the Cboe Validus S&P 500 Dynamic PutWrite Index ETF), previously filed with Post-Effective Amendment No. 107 on Form N-1A on July 25, 2023 and is incorporated herein by reference.
(xvi)	Opinion and Consent of Counsel (for the Grizzle Growth ETF), previously filed with Post-Effective Amendment No. 109 on Form N-1A on August 7, 2023 and is incorporated herein by reference.
(xvii)	Opinion and Consent of Counsel (for Psychedelics Companies), previously filed with Post-Effective Amendment No. 283 on Form N-1A on November 25, 2024 and is incorporated herein by reference.
(xviii)	Opinion and Consent of Counsel (for the YieldMax ABNB Option Income Strategy ETF, YieldMax AMD Option Income Strategy ETF, YieldMax MRNA Option Income Strategy ETF, YieldMax PYPL Option Income Strategy ETF, YieldMax DIS Option Income Strategy ETF, YieldMax JPM Option Income Strategy ETF, YieldMax MSFT Option Income Strategy ETF, and YieldMax XOM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 111 on Form N-1A on August 14, 2023 and is incorporated herein by reference.
(xix)	Opinion and Consent of Counsel (for the CoreValues Alpha Greater China Growth ETF), previously filed with Post-Effective Amendment No. 124 on Form N-1A on September 20, 2023 and is incorporated herein by reference.
(xx)	Opinion and Consent of Counsel (for the Defiance Nasdaq 100 Enhanced Options Income ETF, Defiance S&P 500 Enhanced Options Income ETF, and Defiance R2000 Enhanced Options Income ETF), previously filed with Post-Effective Amendment No. 117 on Form N-1A on August 25, 2023 and is incorporated herein by reference.
(xxi)	Opinion and Consent of Counsel (for the Return Stacked® U.S. Stocks & Managed Futures ETF), previously filed with Post-Effective Amendment No. 118 on Form N-1A on August 29, 2023 and is incorporated herein by reference.
(xxii)	Opinion and Consent of Counsel (for the YieldMax ADBE Option Income Strategy ETF, YieldMax AI Option Income Strategy ETF, YieldMax BA Option Income Strategy ETF, YieldMax BIIB Option Income Strategy ETF, YieldMax INTC Option Income Strategy ETF, YieldMax NKE Option Income Strategy ETF, YieldMax ORCL Option Income Strategy ETF, YieldMax ROKU Option Income Strategy ETF, YieldMax SNOW Option Income Strategy ETF, YieldMax TGT Option Income Strategy ETF and YieldMax ZM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 130 on Form N-1A on October 6, 2023 and is incorporated herein by reference.
(xxiii)	Opinion and Consent of Counsel (for the Hilton Small-MidCap Opportunity ETF), previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
(xxiv)	Opinion and Consent of Counsel (for the Quantify Absolute Income ETF), previously filed with Post-Effective Amendment No. 197 on Form N-1A on April 5, 2024 and is incorporated herein by reference.

(xxv)	Opinion and Consent of Counsel (for the YieldMax Universe Fund of Option Income ETFs and YieldMax Magnificent 7 Fund of Option Income ETFs), previously filed with Post-Effective Amendment No. 153 on Form N-1A on January 8, 2024 and is incorporated herein by reference.
(xxvi)	Opinion and Consent of Counsel (for the Defiance Treasury Alternative Yield ETF), previously filed with Post-Effective Amendment No. 155 on Form N-1A on January 23, 2024 and is incorporated herein by reference.
(xxvii)	Opinion and Consent of Counsel (for the iREIT - MarketVector Quality REIT Index ETF), previously filed with Post-Effective Amendment No. 181 on Form N-1A on February 29, 2024 and is incorporated herein by reference.
(xxviii)	Opinion and Consent of Counsel (for the Defiance Developed Markets Enhanced Options Income ETF and Defiance Emerging Markets Enhanced Options Income ETF), previously filed with Post-Effective Amendment No. 165 on Form N-1A on February 1, 2024 and is incorporated herein by reference.
(xxix)	Opinion and Consent of Counsel (for YieldMax™ Ultra Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 171 on Form N-1A on February 16, 2024 and is incorporated herein by reference.
(xxx)	Opinion and Consent of Counsel (for YieldMax™ MSTR Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 172 on Form N-1A on February 20, 2024 and is incorporated herein by reference.
(xxxi)	Opinion and Consent of Counsel (for the Carbon Collective Short Duration Green Bond ETF), previously filed with Post-Effective Amendment No. 196 on Form N-1A on April 2, 2024 and is incorporated herein by reference.
(xxxii)	Opinion and Consent of Counsel (for the Defiance Nasdaq 100 Target Income ETF, Defiance S&P 500 Target Income ETF and Defiance R2000 Target Income ETF), previously filed with Post-Effective Amendment No. 177 on Form N-1A on February 28, 2024 and is incorporated herein by reference.
(xxxiii)	Opinion and Consent of Counsel (for the YieldMax™ TSLA Short Option Income Strategy ETF, YieldMax™ Innovation Short Option Income Strategy ETF, YieldMax™ NVDA Short Option Income Strategy ETF, YieldMax™ COIN Short Option Income Strategy ETF and YieldMax™ AAPL Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 182 on Form N-1A on March 4, 2024 and is incorporated herein by reference.
(xxxiv)	Opinion and Consent of Counsel (for the YieldMax™ N100 Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 183 on Form N-1A on March 5, 2024 and is incorporated herein by reference.
(xxxv)	Opinion and Consent of Counsel (for the Even Herd Long Short ETF), previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(xxxvi)	Opinion and Consent of Counsel (for the Octane All-Cap Value Energy ETF), previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
(xxxvii)	Opinion and Consent of Counsel (for the Peerless Option Wheel ETF), previously filed with Post-Effective Amendment No. 211 on Form N-1A on May 10, 2024 and is incorporated herein by reference.
(xxxviii)	Opinion and Consent of Counsel (for the YieldMax™ Bitcoin Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 203 on Form N-1A on April 17, 2024 and is incorporated herein by reference.
(xxxix)	Opinion and Consent of Counsel (for the Return Stacked® Bonds & Futures Yield ETF and Return Stacked® U.S. Stocks & Futures Yield ETF), previously filed with Post-Effective Amendment No. 204 on Form N-1A on April 19, 2024 and is incorporated herein by reference.
(xl)	Opinion and Consent of Counsel (for the Defiance Gold Enhanced Options Income ETF, Defiance Silver Enhanced Options Income ETF, Defiance Oil Enhanced Options Income ETF, and Defiance Treasury Enhanced Options Income ETF), previously filed with Post-Effective Amendment No. 206 on Form N-1A on April 29, 2024 and is incorporated herein by reference.
(xli)	Opinion and Consent of Counsel (for the Clockwise Core Equity & Innovation ETF), previously filed with Post-Effective Amendment No. 224 on Form N-1A on June 11, 2024 and is incorporated herein by reference.
(xlii)	Opinion and Consent of Counsel (for the Cambria Chesapeake Pure Trend ETF), previously filed with Post-Effective Amendment No. 213 on Form N-1A on May 21, 2024 and is incorporated herein by reference.
(xliii)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long Cooper ETF, Defiance Daily Target 2X Long RIOT ETF (formerly known as Defiance Daily Target 2X Long Carbon ETF), Defiance Daily Target 2X Long China Dragons ETF (formerly known as Defiance Daily Target 2X Long Lithium ETF), Defiance Daily Target 2X Long Solar ETF and Defiance Daily Target 2X Long Uranium ETF), previously filed with Post-Effective Amendment No. 297 on Form N-1A on December 30, 2024 and is incorporated herein by reference.
(xliv)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long LLY ETF, Defiance Daily Target 2X Long MSTR ETF, Defiance Daily Target 2X Long NVO ETF, Defiance Daily Target 2X Long PANW ETF and Defiance Daily Target 2X Long SMCI ETF), previously filed with Post-Effective Amendment No. 222 on Form N-1A on June 4, 2024 and is incorporated herein by reference.
(xlv)	Opinion and Consent of Counsel (for the Defiance Daily Target 1.5X Short MSTR ETF) previously filed with Post-Effective Amendment No. 225 on Form N-1A on June 17, 2024 and is incorporated herein by reference.
(xlvi)	Opinion and Consent of Counsel (for the YieldMax™ BABA Option Income Strategy ETF, YieldMax™ CVNA Option Income Strategy ETF, YieldMax™ DKNG Option Income Strategy ETF, YieldMax™ HOOD Option Income Strategy ETF, YieldMax™ JD Option Income Strategy ETF, YieldMax™ MARA Option Income Strategy ETF, YieldMax™ PDD Option Income Strategy ETF, YieldMax™ PLTR Option Income Strategy ETF, YieldMax™ RBLX Option Income Strategy ETF, YieldMax™ SHOP Option Income Strategy ETF, YieldMax™ SMCI Option Income Strategy ETF, and YieldMax™ TSM Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 241 on Form N-1A on July 30, 2024, 2024 and is incorporated herein by reference.

(xlvii)	Opinion and Consent of Counsel (for the YieldMax™ Ether Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 259 on Form N-1A on September 9, 2024, and is incorporated herein by reference.
(xlviii)	Opinion and Consent of Counsel (for the STKD Bitcoin & Gold ETF), previously filed with Post-Effective Amendment No. 264 on Form N-1A on September 23, 2024 and is incorporated herein by reference.
(xlix)	Opinion and Consent of Counsel (for the YieldMax™ Target 12™ Semiconductor Option Income ETF, YieldMax™ Target 12™ Biotech & Pharma Option Income ETF, YieldMax™ Target 12™ Energy Option Income ETF, YieldMax™ Target 12™ Real Estate Option Income ETF, YieldMax™ Target 12™ Tech & Innovation Option Income ETF and YieldMax™ Target 12™ Big 50 Option Income ETF), previously filed with Post-Effective Amendment No. 277 on Form N-1A on November 8, 2024 and is incorporated herein by reference.
(l)	Opinion and Consent of Counsel (for the Nicholas Global Equity and Income ETF), previously filed with Post-Effective Amendment No. 238 on Form N-1A on July 23, 2024 and is incorporated herein by reference.
(li)	Opinion and Consent of Counsel (for the Defiance Large Cap ex-Mag 7 ETF), previously filed with Post-Effective Amendment No. 266 on Form N-1A on October 11, 2024 and is incorporated herein by reference.
(lii)	Opinion and Consent of Counsel (for the YieldMax™ Dorsey Wright Hybrid 5 Income ETF, and YieldMax™ Dorsey Wright Featured 5 Income ETF), previously filed with Post-Effective Amendment No. 288 on Form N-1A on December 10, 2024 and is incorporated herein by reference.
(liii)	Opinion and Consent of Counsel (for the YieldMax™ AI & Tech Portfolio Option Income Portfolio ETF, YieldMax™ Crypto Industry & Tech Portfolio Option Income ETF, YieldMax™ China Portfolio Option Income ETF, YieldMax™ Semiconductor Portfolio Option Income ETF and YieldMax™ Biotech & Pharma Portfolio Option Income ETF), previously filed with Post-Effective Amendment No. 286 on Form N-1A on December 2, 2024 and is incorporated herein by reference.
(liv)	Opinion and Consent of Counsel (for the YieldMax™ Ultra Short Option Income Strategy ETF), previously filed with Post-Effective Amendment No. 311 on Form N-1A on February 13, 2025, and is incorporated herein by reference.
(lv)	Opinion and Consent of Counsel (for the Return Stacked® Bonds & Merger Arbitrage ETF), previously filed with Post-Effective Amendment No. 291 on Form N-1A on December 16, 2024 and is incorporated herein by reference.
(lvi)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long SOFI ETF, Defiance Daily Target 2X Long AMAT ETF, Defiance Daily Target 2X Long GOLD ETF, Defiance Daily Target 2X Long ORCL ETF, Defiance Daily Target 2X Long FSLR ETF and Defiance Daily Target 2X Long DKNG ETF), previously filed with Post-Effective Amendment No. 299 on Form N-1A on January 14, 2025 and is incorporated herein by reference.
(lvii)	Opinion and Consent of Counsel (for the Defiance Hot Sauce Daily 2X Strategy ETF) – to be filed by amendment.
(lviii)	Opinion and Consent of Counsel (for the YieldMax™ Nasdaq 100 0DTE Covered Call Strategy ETF, YieldMax™ S&P 500 0DTE Covered Call Strategy ETF, and YieldMax™ Russell 2000 0DTE Covered Call Strategy ETF), previously filed with Post-Effective Amendment No. 307 on Form N-1A on February 4, 2025 and is incorporated herein by reference.
(lix)	Opinion and Consent of Counsel (for the Defiance AI & Power Infrastructure ETF), previously filed with Post-Effective Amendment No. 309 on Form N-1A on February 7, 2025 and is incorporated herein by reference.
(lx)	Opinion and Consent of Counsel (for the STKd 100% COIN & 100% NVDA ETF, STKd 100% NVDA & 100% MSTR ETF, STKd 100% MSTR & 100% COIN ETF, STKd 100% COIN & 100% HOOD ETF, STKd 100% NVDA & 100% AMD ETF, STKd 100% TSLA & 100% MSTR ETF, STKd 100% TSLA & 100% NVDA ETF, STKd 100% SMCI & 100% NVDA ETF, STKd 100% UBER & 100% TSLA ETF and STKd 100% META & 100% AMZN ETF) previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(lxi)	Opinion and Consent of Counsel (for the YieldMax™ MSTR Short Option Income Strategy ETF, YieldMax™ AMD Short Option Income Strategy ETF, YieldMax™ AMZN Short Option Income Strategy ETF, YieldMax™ MARA Short Option Income Strategy ETF, YieldMax™ BITCOIN Short Option Income Strategy ETF, YieldMax™ META Short Option Income Strategy ETF and YieldMax™ SMCI Short Option Income Strategy ETF) – to be filed by amendment.
(lxii)	Opinion and Consent of Counsel (for the Defiance Leveraged Long MSTR ETF and Defiance Leveraged Long + Income MSTR ETF) - to be filed by amendment.
(lxiii)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long HIMS ETF, Defiance Daily Target 2X Long IONQ ETF, Defiance Daily Target 2X Long RKLB ETF, Defiance Daily Target 2X Long CVNA ETF, Defiance Daily Target 2X Long HOOD ETF, Defiance Daily Target 2X Long VST ETF, Defiance Daily Target 2X Long JPM ETF, Defiance Daily Target 2X Long PENN ETF, Defiance Daily Target 2X Long SOUN ETF, Defiance Daily Target 2X Long MRVL ETF and Defiance Daily Target 2X Long RGTI ETF) - to be filed by amendment
(lxiv)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Short RIOT ETF, Defiance Daily Target 2X Short SMCI ETF and Defiance Daily Target 2X Short LLY ETF) - to be filed by amendment.
(lxv)	Opinion and Consent of Counsel (for the Defiance Daily Target 2X Long DJT ETF and Defiance Daily Target 2X Long RDDT ETF) – to be filed by amendment.
(lxvi)	Opinion and Consent of Counsel (for the Defiance 2X Daily Long Pure Quantum ETF) – to be filed by amendment.
(lxvii)	Opinion and Consent of Counsel (for the Return Stacked® U.S. Stocks & Gold/Bitcoin ETF) – to be filed by amendment.
(lxviii)	Opinion and Consent of Counsel (for the Defiance Trillion Dollar Club Index ETF) – to be filed by amendment.

	(lxix)	Opinion and Consent of Counsel (for the Defiance Nasdaq 100 LightningSpread™ Income ETF, Defiance S&P 500 LightningSpread™ Income ETF, and Defiance Russell 2000 LightningSpread™ Income ETF) – to be filed by amendment.
	(lxx)	Opinion and Consent of Counsel (for the Defiance MAGA Seven ETF) – to be filed by amendment.
	(lxxi)	Opinion and Consent of Counsel (for the YieldMax™ Target [X]™ AI Option Income ETF, YieldMax™ Target [X]™ AMD Option Income ETF, YieldMax™ Target [X]™ AMZN Option Income ETF, YieldMax™ Target [X]™ COIN Option Income ETF, YieldMax™ Target [X]™ MARA Option Income ETF, YieldMax™ Target [X]™ MSTR Option Income ETF, YieldMax™ Target [X]™ NVDA Option Income ETF, YieldMax™ Target [X]™ PLTR Option Income ETF, YieldMax™ Target [X]™ SMCI Option Income ETF and YieldMax™ Target [X]™ TSLA Option Income ETF) – to be filed by amendment.
	(lxxii)	Consent of Counsel (for the Nicholas Fixed Income Alternative ETF and Nicholas Global Equity and Income ETF) – filed herewith.
(j)		Consent of Independent Registered Accounting Firm - filed herewith.
(k)		Not applicable.
(l)	(i)	Subscription Agreement, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
	(ii)	Letter of Representations between the Trust and Depository Trust Company - to be filed by amendment.
(m)		Amended and Restated Rule 12b-1 Plan previously filed with Post-Effective Amendment No. 316 on Form N-1A on February 24, 2025 and is incorporated herein by reference.
(n)		Not applicable.
(o)		Reserved.
(p)	(i)	Code of Ethics for Tidal Trust II, previously filed with Post-Effective Amendment No. 277 on Form N-1A on November 8, 2024 and is incorporated herein by reference.
	(ii)	Code of Ethics for Tidal Investments LLC, previously filed with Post-Effective Amendment No. 277 on Form N-1A on November 8, 2024 and is incorporated herein by reference.
	(iii)	Code of Ethics Carbon Collective Investing, LLC, previously filed with the Trusts registration statement on Form N-1A/A on July 12, 2022, is hereby incorporated by reference.
	(iv)	Code of Ethics for Distributor not applicable per Rule 17j-1(c)(3).
	(v)	Code of Ethics for Platos Philosophy LLC, previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
	(vi)	Code of Ethics for Nicholas Wealth, LLC, previously filed with Post-Effective Amendment No. 311 on Form N-1A on February 13, 2025, and is incorporated herein by reference.
	(vii)	Code of Ethics for Pinnacle Family Advisors, LLC, previously filed with Post-Effective Amendment No. 45 on Form N-1A on December 28, 2022 and is incorporated herein by reference.
	(vii)	Code of Ethics for Veridien Global Investors LLC, previously filed with Post-Effective Amendment No. 74 on Form N-1A on April 11, 2023 and is incorporated herein by reference.
	(ix)	Code of Ethics for Family Dynasty Advisors LLC, previously filed with Post-Effective Amendment No. 72 on Form N-1A on April 6, 2023 and is incorporated herein by reference.
	(x)	Code of Ethics for Newfound Research LLC, previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(xi)	Code of Ethics for ReSolve Asset Management SEZC (Cayman), previously filed with Post-Effective Amendment No. 56 on Form N-1A on February 6, 2023 and is incorporated herein by reference.
	(xii)	Code of Ethics for Roundhill Financial Inc., previously filed with Post-Effective Amendment No. 251 on Form N-1A on August 27, 2024 and is incorporated herein by reference.
	(xiii)	Code of Ethics for Montrose Estate Capital Management, LLC d/b/a Days Global Advisors, previously filed with Post-Effective Amendment No. 249 on Form N-1A on August 19, 2024 and is incorporated herein by reference.
	(xiv)	Code of Ethics for Chesapeake Capital Corporation, previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
	(xv)	Code of Ethics for Blueprint Fund Management, LLC, previously filed with Post-Effective Amendment No. 102 on Form N-1A on June 27, 2023 and is incorporated herein by reference.
	(xvi)	Code of Ethics for Grizzle Investment Management LLC, previously filed with Post-Effective Amendment No. 109 on Form N-1A on August 7, 2023 and is incorporated herein by reference.
	(xvii)	Code of Ethics for Cambria Investment Management, L.P., previously filed with Post-Effective Amendment No. 124 on Form N-1A on September 20, 2023 and is incorporated herein by reference.
	(xviii)	Code of Ethics for Hilton Capital Management, LLC, previously filed with Post-Effective Amendment No. 135 on Form N-1A on November 20, 2023 and is incorporated herein by reference.
	(xix)	Code of Ethics for MSA Power Funds LLC, previously filed with Post-Effective Amendment No. 124 on Form N-1A on September 20, 2023 and is incorporated herein by reference.
	(xx)	Code of Ethics for Quantify Chaos Advisors, LLC, previously filed with Post-Effective Amendment No. 197 on Form N-1A on April 5, 2024 and is incorporated herein by reference.

(xxi)	Code of Ethics for Artesian Capital Management (Delaware) LP, previously filed with Post-Effective Amendment No. 196 on Form N-1A on April 2, 2024 and is incorporated herein by reference.
(xxii)	Code of Ethics for Even Herd, LLC, previously filed with Post-Effective Amendment No. 194 on Form N-1A on March 26, 2024 and is incorporated herein by reference.
(xxiii)	Code of Ethics for Octane Investments, Inc, previously filed with Post-Effective Amendment No. 237 on Form N-1A on July 18, 2024 and is incorporated herein by reference.
(xxiv)	Code of Ethics for Peerless Wealth LLC, previously filed with Post-Effective Amendment No. 211 on Form N-1A on May 10, 2024 and is incorporated herein by reference.
(xxv)	Code of Ethics for Clockwise Capital LLC, previously filed with Post-Effective Amendment No. 224 on Form N-1A on June 11, 2024 and is incorporated herein by reference.
(xxvi)	Code of Ethics for Defiance ETFs, LLC, previously filed with Post-Effective Amendment No. 314 on Form N-1A on February 19, 2025 and is incorporated herein by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification

Reference is made to Article VII of the Registrant’s Third Amended and Restated Declaration of Trust. The general effect of this provision is to indemnify the Trustees, officers, employees and other agents of the Trust who are parties pursuant to any proceeding by reason of their actions performed in their scope of service on behalf of the Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the Securities Act), the Registrant furnishes the following undertaking: Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

This Item incorporates by reference each investment advisers Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC, as listed below. Each Form ADV may be obtained, free of charge, at the SECs website at www.adviserinfo.sec.gov. Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each officer and director of the below-listed investment advisers is included in the Trusts Statement of Additional Information.

Investment Adviser	SEC File No.
Tidal Investments LLC (f/k/a Toroso Investments, LLC)	801-76857
Carbon Collective Investing, LLC	801-119296
Platos Philosophy LLC	801-126714
Nicholas Wealth, LLC	801-122063
Pinnacle Family Advisors, LLC	801-78013
Newfound Research LLC	801-73042
Montrose Estate Capital Management, LLC	801-127176
Family Dynasty Advisors LLC	801-127497
Roundhill Financial Inc.	801-114971
Veridien Global Investors, LLC	801-127602
Chesapeake Capital Corporation	801-106985
Blueprint Fund Management, LLC	801-117790
Grizzle Investment Management LLC	801-122682
Cambria Investment Management, L.P.	801-71786
MSA Power Funds LLC	801-128292
Hilton Capital Management, LLC	801-60776
Quantify Chaos Advisors, LLC (dba Quantify Funds)	801-129075
Artesian Capital Management (Delaware) LP	801-129697

Even Herd, LLC	801-129721
Octane Investments, Inc.	801-129721
Peerless Wealth LLC	801-129909
Clockwise Capital LLC	801-123024
Defiance ETFs, LLC	801-113321

Item 32. Foreside Fund Services, LLC

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.	AdvisorShares Trust
8.	AFA Private Credit Fund
9.	AGF Investments Trust
10.	AIM ETF Products Trust
11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	American Century ETF Trust
14.	Amplify ETF Trust
15.	Applied Finance Dividend Fund, Series of World Funds Trust
16.	Applied Finance Explorer Fund, Series of World Funds Trust
17.	Applied Finance Select Fund, Series of World Funds Trust
18.	ARK ETF Trust
19.	ARK Venture Fund
20.	Bitwise Funds Trust
21.	Bluestone Community Development Fund
22.	BondBloxx ETF Trust
23.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
24.	Bridgeway Funds, Inc.
25.	Brinker Capital Destinations Trust
26.	Brookfield Real Assets Income Fund Inc.
27.	Build Funds Trust
28.	Calamos Convertible and High Income Fund
29.	Calamos Convertible Opportunities and Income Fund
30.	Calamos Dynamic Convertible and Income Fund
31.	Calamos Global Dynamic Income Fund
32.	Calamos Global Total Return Fund
33.	Calamos Strategic Total Return Fund
34.	Carlyle Tactical Private Credit Fund
35.	Cascade Private Capital Fund
36.	Catalyst Strategic Income Opportunities Fund
37.	CBRE Global Real Estate Income Fund
38.	Center Coast Brookfield MLP & Energy Infrastructure Fund
39.	Clifford Capital Partners Fund, Series of World Funds Trust
40.	Cliffwater Corporate Lending Fund
41.	Cliffwater Enhanced Lending Fund
42.	Cohen & Steers Infrastructure Fund, Inc.
43.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
44.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
45.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
46.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
47.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
48.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of ONEFUND Trust
49.	Davis Fundamental ETF Trust

50.	Defiance Connective Technologies ETF, Series of ETF Series Solutions
51.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
52.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
53.	Defiance Quantum ETF, Series of ETF Series Solutions
54.	Denali Structured Return Strategy Fund
55.	Dividend Performers ETF, Series of Listed Funds Trust
56.	Dodge & Cox Funds
57.	DoubleLine ETF Trust
58.	DoubleLine Income Solutions Fund
59.	DoubleLine Opportunistic Credit Fund
60.	DoubleLine Yield Opportunities Fund
61.	DriveWealth ETF Trust
62.	EIP Investment Trust
63.	Ellington Income Opportunities Fund
64.	ETF Opportunities Trust
65.	Evanston Alternative Opportunities Fund
66.	Exchange Listed Funds Trust
67.	Exchange Place Advisors Trust
68.	FlexShares Trust
69.	Forum Funds
70.	Forum Funds II
71.	Forum Real Estate Income Fund
72.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
73.	Grayscale Future of Finance ETF, Series of ETF Series Solutions
74.	Guinness Atkinson Funds
75.	Harbor ETF Trust
76.	Harris Oakmark ETF Trust
77.	Hawaiian Tax-Free Trust
78.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
79.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
80.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
81.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
82.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
83.	IDX Funds
84.	Innovator ETFs Trust
85.	Ironwood Institutional Multi-Strategy Fund LLC
86.	Ironwood Multi-Strategy Fund LLC
87.	Jensen Quality Growth ETF, Series of Trust for Professional Managers
88.	John Hancock Exchange-Traded Fund Trust
89.	Kurv ETF Trust
90.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
91.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
92.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
93.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
94.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
95.	Manor Investment Funds
96.	Milliman Variable Insurance Trust
97.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
98.	Morgan Stanley ETF Trust
99.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
100.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
101.	Morningstar Funds Trust
102.	Mutual of America Investment Corporation
103.	NEOS ETF Trust
104.	Niagara Income Opportunities Fund
105.	NXG Cushing® Midstream Energy Fund
106.	Opal Dividend Income ETF, Series of Listed Funds Trust
107.	OTG Latin American Fund, Series of World Funds Trust
108.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
109.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust

110.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
111.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
112.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
113.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
114.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
115.	Palmer Square Funds Trust
116.	Palmer Square Opportunistic Income Fund
117.	Partners Group Private Income Opportunities, LLC
118.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
119.	Performance Trust Short Term Bond ETF, Series of Trust for Professional Managers
120.	Perkins Discovery Fund, Series of World Funds Trust
121.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
122.	Plan Investment Fund, Inc.
123.	Point Bridge America First ETF, Series of ETF Series Solutions
124.	Precidian ETFs Trust
125.	Preferred-Plus ETF, Series of Listed Funds Trust
126.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
127.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
128.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
129.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
130.	Renaissance Capital Greenwich Funds
131.	Reynolds Funds, Inc.
132.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
133.	RiverNorth Patriot ETF, Series of Listed Funds Trust
134.	RMB Investors Trust
135.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
136.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
137.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
138.	Roundhill Cannabis ETF, Series of Listed Funds Trust
139.	Roundhill ETF Trust
140.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
141.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
142.	Roundhill Video Games ETF, Series of Listed Funds Trust
143.	Rule One Fund, Series of World Funds Trust
144.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
145.	Six Circles Trust
146.	Sound Shore Fund, Inc.
147.	SP Funds Trust
148.	Sparrow Funds
149.	Spear Alpha ETF, Series of Listed Funds Trust
150.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
151.	STF Tactical Growth ETF, Series of Listed Funds Trust
152.	Strategic Trust
153.	Strategy Shares
154.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
155.	Tekla World Healthcare Fund
156.	Tema ETF Trust
157.	The 2023 ETF Series Trust
158.	The 2023 ETF Series Trust II
159.	The Cook & Bynum Fund, Series of World Funds Trust
160.	The Community Development Fund
161.	The Finite Solar Finance Fund
162.	The Private Shares Fund
163.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
164.	Third Avenue Trust
165.	Third Avenue Variable Series Trust
166.	Tidal ETF Trust
167.	Tidal Trust II
168.	Tidal Trust III
169.	TIFF Investment Program

170.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
171.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
172.	Timothy Plan International ETF, Series of The Timothy Plan
173.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
174.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
175.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
176.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
177.	Total Fund Solution
178.	Touchstone ETF Trust
179.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
180.	T-Rex 2x Inverse Ether Daily Target ETF, Series of World Funds Trust
181.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
182.	T-Rex 2x Long Ether Daily Target ETF
183.	TrueShares Active Yield ETF, Series of Listed Funds Trust
184.	TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
185.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
186.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
187.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
188.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
189.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
190.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
191.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
192.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
193.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
194.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
195.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
196.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
197.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
198.	U.S. Global Investors Funds
199.	Union Street Partners Value Fund, Series of World Funds Trust
200.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
201.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
202.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
203.	Vest US Large Cap 10% Buffer Strategies VI Fund, Series of World Funds Trust
204.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
205.	Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust
206.	VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II
207.	VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II
208.	VictoryShares Corporate Bond ETF, Series of Victory Portfolios II
209.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
210.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
211.	VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
212.	VictoryShares Free Cash Flow ETF, Series of Victory Portfolios II
213.	VictoryShares Free Cash Flow Growth ETF, Series of Victory Portfolios II
214.	VictoryShares Hedged Equity Income ETF, Series of Victory Portfolios II
215.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
216.	VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
217.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
218.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
219.	VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II
220.	VictoryShares THB Mid Cap ESG ETF, Series of Victory Portfolios II
221.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
222.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
223.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
224.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
225.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
226.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
227.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
228.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
229.	VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II

230.	VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
231.	VictoryShares WestEnd Economic Cycle Bond ETF, Series of Victory Portfolios II
232.	VictoryShares WestEnd Global Equity ETF, Series of Victory Portfolios II
233.	VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
234.	Virtus Stone Harbor Emerging Markets Income Fund
235.	Volatility Shares Trust
236.	WEBs ETF Trust
237.	West Loop Realty Fund, Series of Investment Managers Series Trust
238.	Wilshire Mutual Funds, Inc.
239.	Wilshire Variable Insurance Trust
240.	WisdomTree Digital Trust
241.	WisdomTree Trust
242.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

Item 33. Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Registrant’s Custodian	U.S. Bank, National Association 1555 N. Rivercenter Drive Milwaukee, WI 53212

Registrant’s Principal Underwriter	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101

Registrant’s Investment Adviser	Tidal Investments LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204

Registrant’s Sub-Adviser	Carbon Collective Investing, LLC 1748 Shattuck Ave. PMB 164 Berkeley, CA 94709

Registrant’s Sub-Adviser	Platos Philosophy LLC 8164 Platinum Street Ventura, California 93004

Registrant’s Sub-Adviser	Nicholas Wealth, LLC Wealth Management 218 Roswell Street NE Marietta, Georgia 30060

Registrant’s Sub-Adviser	Pinnacle Family Advisors, LLC 620 W. Republic Road Suite 104 Springfield, Missouri 65807

Registrant’s Sub-Adviser	Veridien Global Investors LLC 320 Post Road Darien, Connecticut 06820

Registrant’s Sub-Adviser	Newfound Research LLC 200 Central Avenue, Suite 324 St. Petersburg, Florida 33701

Registrant’s Futures Trading Advisor	ReSolve Asset Management SEZC (Cayman) 90 North Church Street Strathvale House, 5th Floor Georgetown, Grand Cayman, Cayman Islands, KY1-9012

Registrant’s Sub-Adviser	Montrose Estate Capital Management, LLC d/b/a Days Global Advisors 6363 Woodway Dr., Suite # 763 Houston, TX 77057

Registrant’s Sub-Adviser	Family Dynasty Advisors LLC 4601 S. Loop 289 #7 Lubbock TX 79424

Registrant’s Sub-Adviser	Roundhill Financial Inc. 154 West 14th Street, 2nd Floor New York, New York 10011

Registrant’s Sub-Adviser	Veridien Global Investors LLC 320 Post Road Darien, CT 06820

Registrant’s Sub-Adviser	Chesapeake Capital Corporation 308 Long Lane Richmond, Virginia 23221

Registrant’s Sub-Adviser	Blueprint Fund Management, LLC 1250 Revolution Mill Dr., Suite 150, Greensboro, NC 27405

Registrant’s Sub-Adviser	Grizzle Investment Management LLC 573 Coldstream Drive Berwyn, Pennsylvania 19312

Registrant’s Sub-Adviser	Cambria Investment Management, L.P. 3300 Highland Avenue Manhattan Beach, CA 90266

Registrant’s Sub-Adviser	Hilton Capital Management, LLC 1010 Franklin Avenue, Suite 300A Garden City, NY 11530

Registrant’s Sub-Adviser	Quantify Chaos Advisors, LLC (dba Quantify Funds) 21 India Street, #2609 Brooklyn, New York, 11222

Registrant’s Sub-Adviser	Artesian Capital Management (Delaware) LP 499 7th Ave, Level 22N New York, NY 10018

Registrant’s Sub-Adviser	Even Herd, LLC 14642 Bogert Pkwy Oklahoma City, OK 73134

Registrant’s Sub-Adviser	Octane Investments, Inc. 4 Hamburg Road East Haddam, CT 06423

Registrant’s Sub-Adviser	Peerless Wealth LLC 1 East Campus View Blvd., Suite 210 Columbus, Ohio 43235

Registrant’s Sub-Adviser	Clockwise Capital LLC 1395 Brickell Avenue, Unit 800 Miami, FL 33131

Registrant’s Sub-Adviser	Defiance ETFs, LLC 78 SW 7th Street, 9th Floor Miami, Florida, 33130

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment No. 318 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 318 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee, State of Wisconsin, on February 24, 2025.

Tidal Trust II

/s/ Eric W. Falkeis
Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on February 24, 2025.

Signature	Title

/s/ Eric W. Falkeis	Principal Executive Officer and Trustee
Eric W. Falkeis

/s/ Dave Norris*	Trustee
David Norris

/s/ Michelle McDonough*	Trustee
Michelle McDonough

/s/ Javier Marquina*	Trustee
Javier Marquina

/s/ Aaron Perkovich	Treasurer (principal financial officer and principal accounting officer)
Aaron Perkovich

*By:	/s/ Eric W. Falkeis
Eric Falkeis, Attorney in Fact
By Power of Attorney

Exhibit Index

Exhibit No.	Description
(g)(i)(3)	Third Amendment to the Custodian Agreement
(h)(ii)(3)	Third Amendment to the Fund Sub-Administration Servicing Agreement
(h)(iv)(3)	Third Amendment to the Fund Accounting Servicing Agreement
(h)(vi)(3)	Third Amendment to the Transfer Agent Agreement
(i)(lxxii)	Consent of Counsel
(j)	Consent of Independent Registered Accounting Firm